As filed with the Securities and Exchange Commission on June ___, 1999

                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                       Form N-1A


              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                               Centurion Counsel Funds, Inc.
                    (File No. 2-73955):   Post-Effective Amendment

                                           and/or

                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940                [X]
                             Centurion Counsel Funds, Inc.
                   (File No. 811-3257):  Post-Effective Amendment


                               CENTURION COUNSEL FUNDS, INC.
                     (Exact Name of Registrant as Specified in Charter)

             11545 W. Bernardo Court, Suite 100, San Diego, California 92127
                  (Address of Principal Executive Offices)      (Zip Code)

                                       (858) 673-8536
                  (Registrant's Telephone Number, including Area Code)

                                        Jack K. Heilbron
              11545 W. Bernardo Court, Suite 100, San Diego, California 92127
                         (Name and Address of Agent for Service)

                                           Copy to:
                                   Bruce J. Rushall, Esq.
                                     Rushall & McGeever
                            2111 Palomar Airport Road, Suite 200
                               Carlsbad, California 92009

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)
/    /   immediately upon filing pursuant to paragraph (b)
/    /   on ______________ pursuant to Paragraph (b).
/    /   60 days after filing pursuant to paragraph (a)(1)
/    /   on (date) pursuant to paragraph (a)(1)
/ X /	   75 days after filing pursuant to paragraph (a)(2)
/    /   on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
/    /   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A
Item No.
of Form N-1A         Caption in Prospectus
1    Front Cover Page, Back Cover Page

2 "Risk/Return Summary-Summary of Principal Risks," "Description of the Funds-Investment Objectives and Policies," Description of Fund Practices and Related Risks." "Description of the Funds," and "Financial Highlights"

3    "Risk/Return Summary;" "Fee Table"

4 "Description of Funds--Investment Objectives and Policies," "Principal Investment Strategies," and "Summary of Risks"

5    "Financial Highlights"

6 "Management," "Information About Your Account - Share Classes, Sales Charges and Distribution Agreement."

7    "Information About Your Account"

8 "Information About Your Account - Share Classes, Sales Charges and Distribution Agreement."

9    "Financial Highlights"

                    Caption in Statement of Additional Information

10		Cover Page and "Table of Contents"

11		"Fund History"

12		"Description of the Fund and its Investments and Risks"

13		"Management of the Fund"

14		"Control Persons and Principal Holders of Securities"

15		"Investment Advisory and Other Services"

16		"Brokerage Allocations and Other Practices"

17		"Capital Stock and Other Securities"

18		"Purchase, Redemption and Pricing of Shares"

19		"Taxation of the Fund"

20		"Distributors"

21		"Calculation of Performance Data"

22		"Financial Statements"

	PROSPECTUS


CENTURION COUNSEL FUNDS, INC.


The Centurion Counsel Stock Funds provide a spectrum of investment alternatives to investors seeking capital growth or high total return.

Prospectus and Application for:

*   Centurion Counsel Market Neutral Fund

*   Centurion Counsel Growth Fund

*   Centurion Counsel Real Estate Fund

The SEC has not approved or disapproved these shares or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.








                                                         September ___, 1999

                          Table of Contents
                                                                     Page


RISK/RETURN SUMMARY                                                  -3-
Centurion Counsel Market Neutral Fund                                -3-
Centurion Counsel Growth Fund	                                       -5-
Centurion Counsel Real Estate Fund                                   -7-
Summary of Principal Risks                                           -8-

FEES AND EXPENSES	                                                   -9-

DESCRIPTION OF THE FUNDS                                            -11-
Investment Objectives and Policies                                  -11-
Description of Fund Practices and Related Risks	                    -17-

MANAGEMENT                                                          -26-

DISTRIBUTIONS AND TAXES	                                            -26-

INFORMATION ABOUT YOUR ACCOUNT                                      -27-
Share Classes, Sales Charges and Distribution Arrangements          -27-
Buying Shares                                                       -29-
Investor Services	                                                  -30-
Selling Shares                                                      -31-
Account Policies                                                    -33-

FINANCIAL HIGHLIGHTS                                                -34-
Centurion Counsel Market Neutral Fund                               -34-

STATEMENT OF ADDITIONAL INFORMATION (SAI)                           -37-


No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Centurion Institutional Services, Inc. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

The Fund is an open-end, diversified management investment company that only issues shares of common stock. The Funds' investment adviser, or Adviser, is Centurion Counsel, Inc., a registered investment adviser providing diversified services to institutions and individuals.

RISK/RETURN SUMMARY

This Risk/Return Summary describes each Fund's objectives, principal investment strategies, principal risks and fees. Please be sure to read this additional information BEFORE you invest. You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this Summary.

Centurion Counsel Market Neutral Fund

Principal Investment Objective. The Fund's principal investment objective is to obtain long-term growth while minimizing the impact of overall movements in the securities markets. There is no assurance that the Fund will achieve its goal.

Principal Investment Strategies and Risks. The Fund's principal investment strategies involve risks and you could lose your money. The Adviser seeks to increase overall net income and minimize its exposure to general market risks by allocating the Fund's assets among the three asset classes and taking long positions in securities within each class the Adviser identifies as undervalued, and short positions in securities the Adviser identifies as over-valued.

In seeking the Fund's principal objectives, the Adviser allocates investments among three asset classes - common stocks, bonds and money market instruments based on changes or anticipated market conditions. The Fund will invest in common stocks, corporate bonds, government agency and money market instruments, and may also invest in futures contracts, stock index contracts and options thereon. The Adviser employs special investment techniques, including selling securities short, which is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund makes short sales of securities the Adviser identifies as over-valued. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.


Among the principal risks of investing in the Market Neutral Fund are certain investment techniques used by the Fund's Adviser, including short-sale strategies, and the dependence on the ability of the Adviser to correctly choose Fund investment so as to neutralize market fluctuations. Other principal risks are high portfolio turnover rates, the Fund's relatively small size, the level of Fund expenses and securities market risks.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

Performance Data. The following performance data includes a table for the Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

* how the Fund's average annual returns for four years compare to those of a broad based securities market index; and

*   changes in the Fund's performance from year to year over four years.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future. You should also consider that:

*   You may lose all or most of your money by investing in the Fund.

* An investment in the Fund is not a deposit in a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart. This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past four calendar years which covers the period during which the current Adviser has provided advisory services to the Fund under its current fundamental investment objectives and policies. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

[GRAPHIC OMITTED]

[The following table is depicted as a bar chart in the printed Prospectus]



                                  95     96     97     98

     Class C Shares              2.6%   5.1%  -5.1%  -10.2%

     Index                       5.5%   5.1%   5.2%    4.9%


The Fund's Best Quarter was up 5.5%, 3rd quarter, 1997; and Worst Quarter was down -5.7%, 4th quarter, 1998.


Performance Table. The following table provides an indication of the historical risk of an investment in the Fund.

         Average Annual Total Returns(1)

                                          Since Most Recent of
           Share                          January 1, 1995 or
           Class(2)       1 Year          Inception of Class(3)

           Class A       -13.19%                -9.02%(4)

           Class B       -13.51%                -9.48%(4)

           Class C       -10.2%                 -3.04%

           Class D        -8.09%                -2.77%

           Index           4.9%                  5.6%

(1) The average annual total returns in the performance table for the periods ended December 31, 1998. Performance data for the Class A Shares and Class B Shares reflect imposition of the maximum front-end or contingent deferred sales charges, respectively. The Class C and Class D Shares do not have front end or contingent deferred sales charges. All Fund performance assumes reinvestment of dividends and capital gains.

(2) The Class C Shares are shown as they have been outstanding the longest period and are the largest outstanding class of shares.

(3) The Fund has operated under its current Adviser and fundamental investment objectives and policies since January 1, 1995. Prior to that time, the Fund had different fundamental investment policies.

(4) Since first sale of this class on January 7, 1997.


(5) Since first sale of this class on December 6, 1996.


(6) The Adviser has chosen the 90-day T-bill as an appropriate benchmark because it has the least exposure to systematic market influences and the Adviser's stock selection techniques are not based on systematic market or economy-wide factors.


Centurion Counsel Growth Fund

Principal Investment Objective. The Fund's investment objective is growth of capital with a view towards current income.

Principal Investment Strategies and Risks. The Fund invests primarily in securities of companies that are financially sound and have or stated they will pay dividends. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in the stock of established companies or in new or unseasoned companies, including rights or options to purchase such stock and securities convertible into such stock. It may also invest in debt securities and up to 10% of its total assets in foreign securities. The Fund will not purchase securities on margin.

Among the principal risks of investing in the Growth Fund are market risk and sector risk. In addition, investments in small-cap, micro-cap and mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk.
The Fund's investments in foreign securities have foreign risk and currency risk.


Performance Data. The Growth Fund is newly formed and has no operating history. The bar chart and table below summarize the performance history of a 401k Plan investment portfolio (the "Plan"), which has been exclusively managed since its inception by Mr. Jack K. Heilbron, Chairman of Centurion Counsel and portfolio manager to the Fund. The investment objectives, policies and strategies of the Plan are, and at all times have been, identical to those of the Fund. The Plan is the only other account that has been managed by Centurion Counsel or Mr. Heilbron with such identical investment objectives, policies and strategies. The following Summary includes a table showing the Plan's average annual returns and a bar chart showing the Plan's annual returns. The table and bar chart provide an indication of the historical risk you can expect from an investment in the Growth Fund by showing:

* how the Plan's average annual returns for one, five, and eight years compare to those of a broad based securities market index; and

*   changes in the Plan's performance from year to year over eight years.

The Plan's past performance, of course, does not necessarily indicate how the Fund will perform in the future. You should also consider that:

*   You may lose all or most of your money by investing in the Fund.

* An investment in the Fund is not a deposit in a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart. This bar chart and table show the volatility of the Plan's returns, which can be used as one indicator of the risks of investing in the Fund.
The bar chart shows changes in the Plan's returns from year to year over the past eight calendar years which covers the Plan's performance since its inception. The table shows how the Plan's average annual total returns compare to those of the S&P 500, a broad-based securities market index. Of course, past performance cannot predict or guarantee future results for the Fund.

[The following table is depicted as a bar chart in the printed Prospectus]




                     91     92     93     94      95     96    97      98

Class C Shares     9.86%  -5.68% 12.72% -6.67%  38.05% 8.04%  16.18%  5.20%

Index             30.48%   7.62% 10.08%  1.32%  34.11% 19.33% 31.01% 28.76%

The Plan's Best Quarter was up 10.87%, 2nd quarter, 1991; and Worst Quarter was down -10.27%, 1st quarter, 1991.


Performance Table. The following table provides an indication of the historical risk you can expect from an investment in the Fund. The information on which the table is compiled has been audited by Boros & Farrington, Certified Public Accountants. For presentation in the table, the Plan's actual net income during the periods presented has been adjusted during each period to reflect maximum expenses which would have been incurred had the Plan paid the advisory fees and other expenses under the arrangements of the Fund for such services and expenses. THE RESULTS PRESENTED IN THE
TABLE SHOULD NOT BE CONSIDERED INDICATIVE OF THE FUTURE OPERATING RESULTS OF
THE FUND.





Average Annual Total Returns(1)



Share Class          1 Year      5 Years    9 Years

Class C(2)            5.20%       13.59%      7.78%(3)

S&P 500 Index(4)      4.96%       23.63%     18.63%

(1) The average annual total returns in the performance table for the periods ended December 31, 1998. The Plan performance assumes reinvestment of dividends and capital gains.

(2) The Plan performance is adjusted for the Class C Shares because they are expected to be the most commonly purchased class of Fund shares. The Class C Shares do not have front-end or conditional deferred sales charges.

(3) The Plan was established in 1991 and Mr. Heilbron has served as its portfolio manager since the Plan's inception.

(4) Adviser believes that the Standard & Poors 500 Index is appropriate measure of Growth Fund performance because it is comprised of common stock of companies with a broad sampling of industry segments and reflects overall market risks and influences.

Centurion Counsel Real Estate Fund

Principal Investment Objective.   The Funds' investment objective is total
return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

Principal Investment Strategies and Risks. The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Centurion Counsel believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Real Estate Fund are market risk, the risks of the real estate industry, risks of debt and fixed-income investments, interest rate risk, and credit risk.

Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. The Fund's interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

Performance Data. The Fund is newly organized and did not exist prior to July 1, 1999.



Summary of Principal Risks

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. Set forth below are the principal risks that may affect a Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments it makes can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Fund Practices" or "Additional Risk Considerations." These sections also include more information about the Fund, its investments, and related risks.

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values.
Set forth below are the principal risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of the principal types of investments that the Fund makes under "Description of the Fund - Fund Practices" and "Additional Risk Considerations." These sections also include more information about the Fund, its investments, and related risks.

* Investment Techniques. The investment policies of the Market Neutral Fund, which include unleveraged, short-term investments in put and call options, index futures and index options are highly technical and increases in the price of the underlying security before the Fund terminates its position would generally result in losses to the Fund.


* Dependence on Adviser. In each Fund, you must rely on the Adviser's ability to correctly choose Fund investments and, in the case of the Market Neutral Fund, to neutralize market fluctuations.

* Short Sales. In the Market Neutral Fund, if the Adviser deems a security to be over-valued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The
Fund would incur a loss from a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

* High Portfolio Turnover. Because of its principal investment objectives and the strategies employed by the Adviser, you can expect to experience an annual portfolio turnover rate of up to 800% in the Market Neutral Fund, 200% in the Growth Fund, and 100% in the Real Estate Fund.

* Fund Size. Because each Fund is small in size and has limited investment portfolio size, market fluctuations may have a greater impact on the Fund than on larger more diversified funds.

* Fund Expenses. Because each Fund is small in size, gross levels of the Fund's expenses (i.e., expenses before waiver of expense reimbursements and fees) will be greater in proportion to its assets.

* Investment Techniques. The Fund's investment policies, which include unleveraged, short-term investments in put and call options, index futures and index options are highly technical and changes in the price of the underlying security before the Fund terminates its position would generally result in losses to the Fund.


* Market Risk. The value of a Fund's investments will fluctuate as the overall stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

* Sector Risk. Market and/or economic factors affecting a particular industry sector could have a major effect on the value of a Fund's investments.

* Real Estate Industry Risks. While not a direct investor in real estate, the Real Estate Fund will be exposed to real estate investment risk, including dilution in real estate values, changing conditions in local and regional economic and financial markets, availability of mortgage financing, overbuilding, extended tenant vacancies and competition.

* Capitalization Risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in micro-to-small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

* Interest Rate Risk. Changes in interest rates will specifically affect the value of the Real Estate portfolio as well as the long positions in income-producing, fixed-income (i.e., debt) securities held by the Market Neutral
Fund and Growth Fund. Increases in interest rates generally will cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income.

* Credit Risk. This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater where a Fund invests a substantial portion of its assets in lower-rated securities.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                       Class A   Class B   Class C   Class D
                                       Shares    Shares    Shares    Shares

Shareholders Fee (fees paid directly
from you investment)

Maximum Sales Charge (Load) imposed on
purchases as a percentage of offering
price                                   4.75%  None           None   None

Maximum Deferred Sales Charge           None   4% during 1st  None   None
                                               and 2nd year,
                                               3% during 3rd
                                               year, decreasing
                                               0.5% annually to
                                               0% after the 5th
                                               year



Please see "Information About Your Account, Share Classes, Sales Charges and Distribution Arrangements" below for an explanation of how and when these sales charges apply.



Annual Fund Operating Expenses (expenses deducted from fund assets)




                         Class A     Class B    Class C     Class D

Management Fees            1.0%         1.0%      1.0%         1.0%

Rule 12b-1 Fees            0.25%        1.0%      1.0%         None

Other Expenses (gross)(1)  1.42%        1.42%     1.42%        1.42%

(1) Pursuant to the Advisory Agreement, the Adviser has agreed to, at least through December 31, 1999, waive reimbursement of its expenses by the Fund to the extent such reimbursements would cause the Fund's expenses, including advisory fees, but excluding 12b-1 fees, interest expense, taxes, brokerage fees and commissions, to exceed 2.625% the Fund's average daily net assets on an annual basis. During the year ended December 31, 1998, the Adviser did not waive reimbursement of its expenses since the Fund's expenses did not exceed 2.625%. During 1998, the Fund did not pay dividends on short sales which would have been included in the Other Expenses (gross) if any had been paid.


Example. This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                          Class A     Class B      Class C     Class D

After 1 Year               $742        $759         $359         $254

After 3 Years            $1,294      $1,393       $1,093         $781

After 5 Years            $1,870      $1,997       $1,847       $1,335

After 10 Years           $3,425      $3,827       $3,827       $2,841


DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that a Fund will achieve its investment objective.

Please note that:

* Additional discussion of each Fund's investments, including the risks of the investments, can be found in the discussion under "Description of Fund Practices" following this section.


* The description of the principal risks for the Funds may include risks described in the "Summary of Principal Risks" above. Additional information about the risks of investing in the Fund can be found in the discussion under "Additional Risk Considerations" below.

* Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

Investment Objectives and Policies

Centurion Counsel Market Neutral Fund

The term "market neutral" refers to the Fund's strategy of investing or engaging in transactions and securities while seeking to minimize the impact of movements in the securities markets. The Fund's goal provides investors with a professionally managed, diversified portfolio, which the Adviser believes offers the potential to earn over the long-term a high level of total investment return (that is, both capital appreciation and current income) consistent with the assumption of reasonable risk.

The Fund's fundamental investment objectives are to neutralize the effect of overall market direction by dividing its investments of securities of companies the Adviser deems undervalued and short sales of securities of companies the Adviser deems to be overvalued. In seeking these objectives, the Adviser may also allocate the Fund's investments based on changes in market conditions among three asset classes -- common stocks, bonds and money market instruments.


The Fund thereby seeks long-term capital appreciation while maintaining minimal exposure to general equity market risk by taking long positions in securities the Adviser has deemed undervalued and short positions in stocks that the Adviser has deemed overvalued. The Fund's policies included the use of certain investment techniques, including engaging in transactions in futures contracts, options on futures contracts, and short sales. However, the Fund will not use these techniques for the purpose of creating leverage.

Except as noted, the Fund's investment objectives are "fundamental" and cannot be changed without a shareholder vote. The Fund's investment policies are not fundamental and can be changed in the Board's discretion without a shareholder vote.

By taking long and short positions in different stocks, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. In general, the Adviser expects the Fund to achieve a positive return if the Fund's long portfolio outperforms the Fund's short portfolio. By this strategy, the Adviser may make money in any type of market as long as the Fund's long positions perform better than the stocks the Fund has sold short. The Fund will therefore be subject to the risk of poor securities selection by the Adviser if it is unsuccessful in executing its strategy in identifying underperforming and overperforming investments in the equity and debt markets.


Under normal circumstances, the Adviser's investment selections are likely to result in the Fund being overweighted in both its long and short positions in different asset classes. Also, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector and visa versa, consequently the Fund may have net exposures to different asset classes and/or different industries or sectors of the market. This overexposure increases the risk to the Fund and the opportunity for loss should its investments in a particular asset class, or industry sector not perform as the Adviser predicts. The Adviser determines the size of each long and short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the Fund's overall portfolio. Generally, the Fund will invest in securities which are principally traded in the United States markets. The Fund's long and short positions, however, may involve equity securities of foreign issuers that are principally traded in the markets of the United States.

The Fund may from time to time hold a significant portion of its assets in the credit obligations of the United States Government, including U.S. Treasury bills, and in short-term notes, commercial paper or other money market instruments.

The Adviser allocates the Fund's investments based on changes in market conditions among three asset classes - common stock, bonds, and money market instruments. The Adviser employs this tactical asset allocation strategy to move Fund investments to the asset class it deems to offer more attractive investments. The Adviser believes that timely shifts of Fund assets among these classes, common stocks, bonds and money market instruments, can produce above average long-term investment returns. The determination as to when to shift between classes will be based on perceived relative over-evaluation or under-evaluation of each asset class in comparison with the other classes.

The Adviser has developed computer program models and related systems pertaining to the tactical allocation of assets among the three investment asset classes. The computer model analyzes extensive financial data from numerous public and private sources, and, based on such data, the Adviser recommends percentage allocations among the three asset classes. The Adviser developed its computer model over more than a decade based on its experience in managing individual, small business and institutional investment portfolios. The principal financial data used in connection with the computer model currently are: (i) Consensus estimates of the earnings, dividends, free cash flow and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall Street analysts; (ii) the estimated current yield to maturity on long-term corporate bonds rated "AA" by Standard & Poors Corporation ("S&P"); (iii) the present yield on money market instruments; (iv) historical standards deviation and investment return for each class of assets; (v) historical standard statistical correlation of investment return among the various asset classes; and
(vi) technical factors in the market including overbought and oversold conditions, market momentum and market volume.

The Adviser compares the Fund's investments to the computer model's recommended asset allocation. Subject to certain trading policies employed by the Adviser, it will generally allocate Fund investments among the asset classes on the model's recommendations. The Adviser may, however, under certain circumstances, vary the allocation from that recommended by the model, depending on such factors as cost, tax consequences or liquidating requirements.

The Fund makes no guarantees because any investment involves risks.
In addition, although it will attempt to spread the overall risk of its investments by investing in companies in a number of different industries, such strategy will not eliminate the risk. The Fund cannot predict stock price changes from day to day, and it cannot guarantee against losses or that it will meet its investment objectives.

Centurion Counsel Growth Fund

Centurion Counsel Growth Fund's investment objective is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment objective of long-term capital appreciation, the Fund seeks current income. Of course, there is no assurance that the Fund's objective will be achieved.


The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in financially sound companies that have paid dividends (as described below) based on the Adviser's investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Normally, the Fund's investments are in common stock, securities convertible into common stock, or rights or warrants to subscribe for or purchase common stock.

As a fundamental policy, under normal market conditions at least 65% of the Fund's portfolio is invested in the securities of companies (i) that have consistently paid dividends in the past and/or (ii) whose management have publically announced a current policy of consistently paying dividends.

The Adviser believes that a focus on companies which consistently pay dividends will help the Fund attain its objective of long-term capital appreciation and income. In addition, because capital preservation is an important consideration, the Adviser also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies generally. The Adviser also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund.

Following these policies, the Fund will invest predominantly in equity securities issued by U.S. companies. These may include Large-cap, Mid-cap, Small-cap and/or Micro-cap companies. Large-cap companies are those which have a market capitalization of $5 billion or more; Mid-cap companies generally have a market capitalization of $1 billion up to $5 billion; Small-cap companies generally have a market capitalization of up to $1 billion; and Micro-cap companies generally have a market capitalization of less than $200 million. Investments in smaller capitalization companies will subject the Fund to greater risks.

The Fund may invest in foreign securities, generally by purchasing sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs evidence ownership of, and represent the right to receive, securities of a foreign issuer deposited in a U.S. bank or a correspondent bank, while GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may also purchase the securities of foreign issuers directly in foreign markets. The Fund currently intends to limit its foreign investments to no more than 10% of its net assets. Foreign securities have risks that U.S. securities do not have. For more information about foreign securities and their risks, please see "ADDITIONAL RISK CONSIDERATIONS."

In any period of stock market weakness or of uncertain market or economic conditions as determined by Centurion Counsel, the Fund may establish a defensive position to preserve capital by temporarily having all or a part of its assets invested in short-term, fixed-income securities or retained in cash or cash equivalents. These investments would include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-quality commercial paper issued by domestic corporations.

The Fund also may:

*   invest up to 20% of its assets in options contracts;

* invest in foreign securities, although not generally in excess of 10% of its total assets;

*   write covered call and put options;


*   purchase and sell put and call options; and

* make loans of portfolio securities of up to 30% of its total assets.

If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "Investment Restrictions" in the SAI.

The Fund purchases securities primarily for investment rather than for short-term profits. If the Fund feels it is wise to sell a position in a security, it will not hesitate even if it has had the security just a short time. Turnover of the Fund's assets will affect brokerage costs and may affect the taxes you pay. The Fund calculates its portfolio turnover as the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value (not including short-term securities, if any). If the Fund had a 100% turnover rate, it would mean that the Fund replaced all of its portfolio securities within a year. As a result of the portfolio turnover rate, the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

Centurion Counsel Real Estate Fund

Centurion Counsel Real Estate Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 25% of its total assets in
(a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-
Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments.
These securities are described below.


In selecting Real Estate Equity Securities, Centurion
Counsel's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability.
Centurion Counsel believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Centurion Counsel, their market price does not adequately reflect this potential. In making this determination, Centurion Counsel will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Centurion Counsel may determine from time to time to be relevant.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.
Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Centurion Counsel believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Centurion Counsel will use publicly available and proprietary databases and algorithms to analyze local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Centurion Counsel further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies.

Each management's strategic plan and ability to execute the plan are determined and analyzed. Centurion Counsel makes extensive use of industry analysis in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding
18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Centurion Counsel. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Centurion Counsel to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.


The Fund also may:

*   invest up to 15% of its net assets in convertible securities;

*   enter into forward commitments;

*   enter into standby commitment agreements;

* make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales.

*   invest up to 10% of its net assets in rights or warrants;

* make loans of portfolio securities of up to 25% of its total assets; and

*   enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

Description of Fund Practices and Related Risks

This section describes each Fund's investment practices and related risks. Unless otherwise stated, a Fund's use of these practices was described in the previous section.

Dependence on Adviser. The Funds depend on the Adviser's ability to among other things, accurately and timely identify undervalued and overvalued securities. In the Market Neutral Fund in particular, the Adviser may fail to purchase and sell short different stocks such that the long positions outperform the short positions. Also, the Adviser may fail to construct a portfolio that has limited exposure to general equity market risk or that has limited exposure to specific industries, specific capitalization ranges and certain other risk factors.


Investment Techniques. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors. Investment in shares of the Fund is more volatile and risky than some other forms of investment. In the Market neutral Fund in particular, the Fund's long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared to other stock mutual funds. Although the Market Neutral Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Market Neutral Fund will be subject to various risks, including the risk of poor stock selection by the Adviser.

An investment in the Market Neutral Fund and the other Funds is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

Investments in Common Stock. Each Fund invests in common stocks which are individually selected after considering a number of factors, including price earning ratios, historical stock price movements and perceived under valuation or over valuation. None of the Funds' goal is necessarily to achieve a portfolio of publicly traded common stocks which is representative of any index or industry wide sampling. Thus, the Fund does not seek to make representative or pro rata investments in the stocks of any single index such as the S&P index on a capitalized weighted basis or otherwise.

Risks of Short Sales. When the Adviser believes that a security is overvalued, it may sell the security short by borrowing it from a third party and selling it at the then current market price. A Fund will incur a loss if the price of the borrowed security increases between when the Fund sells it and when the Fund replaces it the Fund may gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price. This risk is particularly applicable to the Market Neutral Fund.

During the time a Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at its then market value or "buy in" by paying the lender an amount equal to the price required to purchase the' security to close out the short position. A Fund's gain on a short sale is limited by the price at which it sold the borrowed security. By contrast, its loss on a short sale is limited only by the maximum attainable price of the security less the price at which it was sold.

Short sales also involve other costs. A Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short To borrow the security, the Fund also may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss for the Fund will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount deposited as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian. A Fund will not make a short sale if after giving effect to the sale the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written.
A put option written by the Fund is covered if a Fund is short the underlying security or holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised by the holder of the option, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Rights and Warrants. A Fund will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Short Sales. The Centurion Market Neutral Fund routinely makes short sales of securities. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Fund will make short sales of securities the Adviser identifies as over-valued. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Convertible Securities. Each of the Funds, to some extent, invests in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of non-convertible debt securities with those ratings.

Money Market Instrument Investments. From time to time a Fund may have substantial amounts of its assets invested in money market instruments. In general, these investments are in one or a combination of two of the following that have remaining maturities not exceeding one year: (i) obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1-billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Services, Inc. ("Moody's") or an "A-1" or "A-1+" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. The Fund may also invest in short-term U.S. dollar-dominated obligations of foreign banks (including U.S. branches) that at the time of investment:
(i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
and (iii) have branches or agencies in the United States. The value of the money market instruments in which the Fund may invest will vary adversely with changes in market interest rates.

Investments in Debt and Fixed-Income Securities. From time to time each Fund may have substantial amounts of its assets invested in debt securities issued by governments and/or private entities such as corporations and trusts. Each Fund may from time to time invest a substantial portion of its assets in debt securities of less than investment grade; provided each Fund must invest less than 35% of its net assets in junk bonds. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus junk bonds would include bonds rated lower than BBB by Standard & Poors Corporation (the "S&P"), or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"). Investments in junk bonds would generally expose the Fund to greater risks of loss by reason of default on these bonds. Although having greater risk, junk bonds or lower rated debt securities generally sell at substantially greater yields than investment quality debt securities and generally offer greater potential returns.

Changes in interest rates will specifically affect the value of the Fund's long positions in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates generally will cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income.

The value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities is expected to vary between one and 30 years. In periods of increasing interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Illiquid Securities. While not a principal investment policy, each of the Funds will limit its investments in illiquid securities to no more than 5% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize its full value upon sale. The Adviser will monitor the liquidity of each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Futures Contracts and Options on Futures Contracts. While not a principal investment policy, the Market Neutral Fund may purchase options on futures contracts written or purchased by the Fund that are traded on U.S. or foreign exchanges or over-the-counter. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The
Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

Portfolio Turnover Rate. The portfolio turnover rate for the Funds are included in the Financial Highlights section of the Statement of Additional Information (SAI). A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. During its year ended, December 31, 1998, the turnover rate for the Centurion Counsel Market Neutral Fund was
522%. Under its current strategies, the Market Neutral Fund, the Growth Fund and the Real Estate Fund expect their turnover rate to not be more than 800%, 200% and 100%, respectively. As a result of the portfolio turnover rate the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

Mortgage-Backed Securities and Associated Risks.
Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general.
Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Centurion Counsel Real Estate Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United
States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage- Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Centurion Counsel Real Estate Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Centurion Counsel Real Estate Fund does not intend to invest in residual interests.

The Real Estate Industry. Although Centurion Counsel Real Estate Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Centurion Counsel Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes.

No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Investments in Micro and Small-cap Companies. Each Fund will invest in micro-to-small-cap companies which tend to be more volatile than investments in large-cap or mid-cap companies because smaller capitalization stocks typically have additional risks because these often have limited product lines, markets or financial resources.

Future Developments. Each Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by a Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Fund's shareholders.
In addition, to the extent that the operations of issuers of securities held by a Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, CSI, the Distributor, Centurion Group, Inc., the Fund's registrar and transfer agent, and Firstar Bank, the Fund's custodian, began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, the Adviser began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue.


General. The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives. The Adviser will determine when market conditions warrant temporary defensive measures.

MANAGEMENT

The Adviser, Centurion Counsel, has served as the Company's adviser since January 1, 1995. The Adviser's address is 11545 West Bernardo Court, Suite 100, San Diego, CA 92127. The Adviser has operated as an investment adviser since its organization in 1986. Its business consists primarily of managing the investment portfolios for individuals, corporations and retirement plans. The Fund pays the Adviser a fee for managing the Fund's assets and making its investment decisions. Under the Fund's agreement with the Adviser, this fee equals 1% per annum of the Fund's first $200 million of average daily net assets and declines thereafter at a percentage of average daily net assets if the size of the Fund should be greater. For the year ended December 31, 1998, the Market Neutral Fund paid an annualized rate of 1.0% of its average daily assets to the Adviser.

Mr. Jack K. Heilbron has served as portfolio manager for the Fund since 1992. Mr. Heilbron is Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Heilbron also serves as Chairman and/or Chief Executive Officer for the Adviser's Affiliates, including the Fund's underwriter, Centurion Institutional Services, Inc. ("CISI"). The Adviser compensates Mr. Heilbron for his services to the Fund.


DISTRIBUTIONS AND TAXES

Income and Capital Gains Distributions. The Funds intend to pay dividends at least annually representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee a Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Remember that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call Centurion Counsel at 1-800-878-8536.

Tax Considerations. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Centurion Counsel Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

The Fund must, by law, withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about federal, state, local or foreign tax consequences of your investment in the Fund.

INFORMATION ABOUT YOUR ACCOUNT

Share Classes, Sales Charges and Distribution Arrangements

Share Classes: Each Fund offers four classes of Shares. Each class has its own sales charges and distribution arrangement.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV (net asset value per share) with an initial sales charge as follows:


Initial Sales Charge


     As % of Net      As % of        Commission to Dealer/Agent
   Amount Invested  Offering Price    as % of Offering Price

         4.99%         4.75%                 4.00%



Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a conditional deferred sales charge or CDSC if you redeem shares within 5 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:



Years Since Purchase                                 CDSC

First                                                 4.0%

Second                                                4.0%

Third                                                 3.0%

Fourth                                                2.5%

Fifth                                                 1.5%

Sixth                                                 None

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

Class C Shares--Asset-based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge or CDSC. Class C shares will be subject to Rule 12b-1 fees.
A Fund will thus receive the full amount of your purchase.


Class D Shares--No Sales Charges

Class D shares are sold at net asset value only to persons who qualify as an Adviser Professional, Eligible Employee, or Eligible Account, as defined below. No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.


"Adviser Professionals" are investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees are (a) current or retired directors of the Funds, current or retired employees of the Adviser or its affiliated companies, including spouses, minor children and grandchildren of these persons or their parents; or (b) employees or registered representatives of the Fund's dealers' selling group agreements with the Distributor, employees of financial institutions that have arrangements having selling group agreements with the Distributor, and spouses and minor children of such persons; or (c) any trust, pension, profit sharing or other benefit plan for such persons. "Eligible Accounts" are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor if such redemption has occurred no more than 15 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


Rule 12b-1 Fee (As a Percentage of
Aggregate Average Daily Net Assets)


Class A                0.25%

Class B                1.00%

Class C                1.00%

Class D                 None

The fee under the Rule 12b-1 Plan for the Class A shares is 1.0% of the aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends primarily on the intended length of your investment. If you plan to keep your shares for 5 years or longer, you might consider purchasing Class A shares because of their one-time front end charge and lower 12b-1 fees of 0.25% per year. If your investment will be for a shorter term, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. Also, while your 12b-1 fee expenses will be 1.0% per year they should, when added to the CDSD charged on your Class B Shares, be less than the total of the front end sales charge and 12b-1 fees on Class A Shares eld for the same period. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class
C shares. There is no size limit on purchases of any class of shares.

You should consult your financial agent to assist in choosing a class of Fund shares.

Other Charges. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.


In addition to the discount or commission paid to dealers or agents, the Distributor from time to time may pay additional cash or other incentives to dealers or agents for the sale of shares of the Fund. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Centurion Counsel Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to urban or resort locations within or outside the U.S. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Buying Shares

You can start your investment in the Fund with as little as a $500 purchase. You can make additional purchases of $25 or more. Your new Fund shares will be priced based on the Share's NAV next determined after your order is received. The Fund may waive these minimum purchase amounts to groups of investors with a single agent. All Shares are offered to the public except the Class D Shares, which are offered only to Adviser Professionals, Eligible Employees or Eligible Accounts.


How to Buy Shares



                               Adding to an account

Through your investment
representative                 Contact your investment representative

By Mail Complete New Account Application and state the Fund in which you want to invest. Make your check payable to Centurion Counsel Funds, inc.

                               Mail your New Account Application and
                               check to Centurion  Institutional
                               Services, Inc.

By Exchange                    Call Centurion Institutional Services, Inc.
                               at the number below or send signed written instructions.

(Please see page ___ for information on exchanges.)

Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
Telephone 1-800-878-8536
(Monday through Friday 8:00 a.m. to 5:00 p.m., Pacific time)

Investor Services

Periodic Payment Plan. This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

Distribution Options. You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or another Centurion Counsel Fund. Initial or contingent sales charges will not apply if you reinvest your distributions under this option.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund.

Telephone Privileges. You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Exchange Privilege. Subject to the following limitations, you may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund - Money Market Portfolio (a money market fund) ("CEF"). CEF is managed by Kemper Financial Services, Inc. and is offered through Centurion Institutional Services, Inc. If a shareholder wishes to exchange shares of the Fund for shares of CEF, the shareholder should first contact CIS and obtain and read the prospectus of CEF.

Such exchange is considered a taxable transaction, and gain or loss will be recognized. The Fund's transfer agent charges a nominal fee of $7.50 per exchange for this service. The exchange must satisfy the minimum dollar amount necessary for new purchase. You need not pay any front-end sales charges for the exchange.

This exchange privilege is available only in states where shares of the Fund being acquired may legally be offered and sold and may be modified or terminated at any time by the Fund. Broker-dealers which have sales agreements with CIS may charge a fee for processing exchange orders on behalf of their customers.


Generally, exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanges shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into the Centurion Counsel Money Market Fund, the time your shares are held in the money market fund will not count towards the CDSC holding period.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there may be limits on the number and amount of exchanges you may make.

Payout Plan. This plan allows you to automatically sell your shares and receive regular payments from your account of $150 or more. If applicable, a CEC will apply to withdrawals. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

Selling Shares

You can sell your shares at any time at their NAV next determined after your request is received, less any CDSC in the case of the Class B shares. Please keep in mind that even if you sell all the shares in your account, your account will not be closed. You will still be able to buy additional Fund shares.

Selling Shares in Writing. Requests to sell shares can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner if you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account.

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers. A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares. If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Redemption Proceeds.  Your redemption check will be sent within seven
(7) days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


Selling Shares



                            To sell some or all of your shares

Through your investment
representative

Contact your investment
representative

By Mail Send written instructions and endorsed share certificates (if you hold share certificates) to Centurion Institutional Services, Inc. Corporate,partnership or trust accounts may need to send additional documents.

                            Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees, if required.

                            A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone                    As long as you do not hold share certificates
                            and you have not changed your address by phone
                            within the last 15 days, you can sell your
Telephone (619) 673-8536    shares by phone.

                            A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Exchange                 Obtain a current prospectus for the fund you are
                            considering.

                            Call Shareholder Services at the number below or send signed written instructions. See the policies above for selling shares by mail or phone.


Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
Telephone 1-800-878-8536

Account Policies

Calculating Share Price. The Fund calculates the net asset value per share ("NAV") each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund's NAV is calculated by dividing its net assets attributable to the share class by the number of shares of that class outstanding.

When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Statements and Reports. You will receive confirmations and account statements that show our account transactions. You will also receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders on a household and send only one copy of the financial reports. If you need additional copies, please call 1-800-878-8536.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.

Street or Nominee Accounts. You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with CISI. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts. Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship." To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Market Timers.  The Fund allows investments by market timers.

Additional Policies. Please note that the Fund maintains additional policies and reserves certain rights, including:

  * The Fund may refuse any order to buy shares, including any purchase under the exchange privilege.

  * At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

  * The Fund may modify or discontinue the exchange privilege on 60 days' notice.

  * You may only buy shares of a fund eligible for sale in your state or jurisdiction.

  * In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

  * For redemptions over a certain amount, the Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

  * To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation. Qualifying dealers who sell the Class A, Class B or Class C Shares may receive sales commissions and other payments. These are paid by the Fund's Distributor, CISI, from sales charges, distribution and service (12b-1) fees and its other resources.

Share Class                 Maximum Reallowance

Class A                            4.0%

Class B                        up to 4.0% CDSC

Class C                            None

Class D                            None

FINANCIAL HIGHLIGHTS

Centurion Counsel Market Neutral Fund


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Squire & Co., the independent accountants for the Fund, whose reports, along with the Fund's financial statements, are included in the Statement of Additional Information ("SAI"), which is available upon request.

The auditor's report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

Selected data for each share of capital stock outstanding throughout the period is as follows:


		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	    -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       2.67%   2.38%              3.42%   2.84%
Expenses, after waiver of fees        2.67%   2.15%              3.42%   2.60%
Net investment income                -2.85%   0.64%             -3.60%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.42%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.42%    2.91%   3.54%   3.53%      6.00%
Net investment income                -3.60%   -0.11%  -0.43%   0.17%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.42%   2.20%         2.13%
Expenses, after waiver of fees            2.42%   1.97%         2.13%
Net investment income                    -2.60%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


Notes:

(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.



Centurion Counsel Growth Fund

This Fund is newly organized and did not exist prior to July 1, 1999.

Centurion Counsel Real Estate Fund

This Fund is newly organized and did not exist prior to July 1, 1999.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Centurion Institutional Services, Inc.:

By Mail:	c/o Centurion Institutional Services, Inc.
            11545 West Bernardo Court, Suite 100
            San Diego, California 92127
By Phone:	For Information: 1-800-878-8536

Or you may view or obtain these documents from the Commission:

In Person:	At the Commission's Public Reference Room in Washington, D.C.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-6009
            (duplicating fee required)

On the Internet:  www.sec.gov


Each Fund's Statement of Additional Information
("SAI") dated __________, 1999 contains additional information about the Fund. It is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. Additional information about the Fund's investments is available in a Fund's annual and semi-annual reports to Shareholders.
You may obtain free copies of the SAI and the annual and semi-annual reports for a Fund, or request other information about a Fund, or make shareholder inquiries by writing to CISI Fund at the address below or by telephoning __________________.












CENTURION COUNSEL FUNDS, INC.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
(858) 673-8536









The SAI for each Fund has been filed with the Commission. You may review and copy information about a Fund, including the SAI, at the Commission's
Public Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room. The
Commission maintains a World Wide Website at http://www.sec.gov, which contains reports and other information about a Fund. You may also obtain copies of these materials, upon payment of a duplicating fee. By writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.






Prospectus and Application
September ___, 1999









CENTURION COUNSEL FUNDS, INC.




















    File Number: 811-3257

_________________________________

Centurion Counsel Funds, Inc.



	CENTURION COUNSEL FUNDS, INC.

GROWTH FUND

Statement of Additional Information

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus of Centurion Counsel Funds, Inc.-Growth Fund (the "Fund") dated September ___, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion Institutional Services, Inc. ("CISI"), at 11545 W. Bernardo Court, Suite 100, San Diego, California 92127 (Telephone: (858) 673-8536).


          TABLE OF CONTENTS

                                                    Page


FUND HISTORY                                          2

FUND INVESTMENTS AND RISKS                            2

FUND MANAGEMENT                                       3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES   6

INVESTMENT ADVISORY AND OTHER SERVICES                6

UNDERWRITING ARRANGEMENTS                             9

BROKERAGE ALLOCATIONS AND OTHER PRACTICES            13

CAPITAL STOCK AND OTHER SECURITIES                   14

RETIREMENT ACCOUNTS                                  20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION       20

TAXATION OF THE FUND                                 21

CALCULATION OF PERFORMANCE DATA                      22

LIMITATION OF DIRECTOR LIABILITY                     23

ADDITIONAL INFORMATION                               24

FINANCIAL STATEMENTS                                 24

                             Dated September ____, 1999

FUND HISTORY

The Fund is a multi-class series of common stock of Centurion
Counsel Funds, Inc. (the "Company"). The assets and liabilities, income and expenses of the Company attributable to the Fund are maintained in a separate investment portfolio and determined separately for the Fund. The Company was incorporated on August 27, 1981 under the laws of Minnesota. IRI Asset Management, Inc., a Minneapolis based investment adviser, served as the adviser to the Company from its inception until March 1988. At that time, the Company's Board of Directors ("Board") approved Excel Advisors, Inc. as its adviser and the offices of the Company were moved to San Diego, California. In December 1994, the Company?s shareholders approved Centurion Counsel, Inc. as the Company?s Adviser and on January 15, 1999, the shareholders and Board of the Company approved establishment of the Fund and the Board approved the Fund's fundamental investment objective and policies.

	FUND INVESTMENTS AND RISKS

Classification.	The Fund is a series of shares in an open-end,
diversified management investment company that only issues shares of common stock. By purchasing shares in the Fund, investors are pooling their money to acquire a diversified portfolio of securities and other assets.

Investment Strategies and Risks. The Fund's non-principal investment strategies are set forth in the Prospectus.

Fund Policies. The Fund has the investment restrictions set forth below which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

To lower investment risks, the Fund will observe the following fundamental policies.

(1)   The Fund will not invest more than 5% of its net assets
(taken at the lower of cost or value) in securities of any one issuer. The Fund will also limit its investment in a single issuer to not more than 10% of that issuer's outstanding voting securities. Further, the Fund will not invest more than 25% of its total assets in securities issued by companies in any single industry.

(2) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

(3) The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may invest up to 20% of its net assets in index futures contracts and options thereupon.

(4)	The Fund will not buy securities on margin.

(5) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options or future contracts or options may be deemed to be pledging or mortgaging assets.


(6) The Fund will not borrow money or property (for example, securities), except that as a temporary measure for extraordinary purposes or emergencies, the Fund may borrow from banks up to 5% of the value of its total assets.

(7) The Fund will not make cash loans. However, the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

(8) The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

(9)   The Fund will not act as an underwriter.

(10) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own ? of 1% or more of the company's securities, together own more than 5% of the company's securities.

(11) The Fund will not invest in exploration or development programs, such as oil or gas programs.

(12) The Fund will not buy or sell foreign currency exchange securities.

If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.

	FUND MANAGEMENT

Officers and Directors. The names, addresses and principal occupations of directors and executive officers of the Company for the past five years are given below:


                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (61)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  She has served as a
                              registered representative of World Invest
                              Corporation, a licensed broker-dealer
                              since 1994.

Richard E. Hall (73)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (48)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (55)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (47)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.


(F1) Although this Director may be an "affiliated person" of a broker/ dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Company has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

(F2) This Director is an "interested person" of Centurion Counsel, Inc., the Company, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.









Fund Executive and Director Compensation

The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended
December 31, 1998.

	COMPENSATION TABLE

                      COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $1800*        -0-            -0-        $1800*
Director

Richard E. Hall,     $1800*       -0-            -0-         $1800*
Director

Russell W. Ketron,   $1800*       -0-            -0-         $1800*
Director

Douglas Werner,      $1400*       -0-            -0-         $1400*
Director

* Directors are paid $400 per meeting. There were four scheduled quarterly meetings for 1998.

** Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund, the Centurion Counsel Market Neutral Fund and the Centurion Counsel Real
Estate Fund.


The Company's Board does not have a standing audit or nominating committee or committees performing similar functions. The Company pays no compensation to any of its officers and directors, except for a $200 per year retainer and a fee of $400 for each meeting attended (other than telephonically) by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings. The Board held a total of four (4) regular meetings during its last fiscal year.




	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund had outstanding 10 shares of each Class, all of which were owned by the Adviser.

As of March 9, 1999, to the knowledge of management, no one person or persons could control the Company through the exercise of voting rights. As of March 9, 1999, to the knowledge of management, no person owned beneficially more than 5% of the Company?s outstanding shares. The following directors or nominees for the position of director or officers, as of March 9, 1999, beneficially owned shares of the Company.




                   Number              % of Total
                  of Shares         Outstanding Shares*

Richard E. Hall    22,980                1.72%

Jack K. Heilbron    3,005                 .22%

Russell W. Ketron   6,626                 .49%

Doug Werner           521                 .04%

* All classes on a combined basis.

     INVESTMENT ADVISORY AND OTHER SERVICES

General

Centurion Counsel, Inc. ("Centurion Counsel") is the Fund's Adviser.
Centurion Counsel was incorporated in the State of California in 1984 and has since that time been an SEC-registered investment adviser. Centurion
Counsel has acted as the Company's investment adviser for its Market Neutral
Fund since January 1, 1995 and investment adviser to the Fund since its inception. In addition to its services to the Company, Centurion Counsel's primary business activities include investment consulting to individuals, corporations and institutions and the providing of investment banking services and other activities related to the investment and securities industries.

Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Company's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent for its Market Neutral Fund since January 1, 1995.

Centurion Institutional Services, Inc. ("CISI") was incorporated in the
State of California in 1991. CISI has served as the Company's principal underwriter for its Market Neutral Fund shares (Distributor) since
January 1, 1995.  CISI has been an SEC-registered broker-dealer since
July 1991. Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients.


Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

Investment Advisory Agreement

The Company has contracted with its Adviser, Centurion Counsel, to provide investment advice and management services to the Fund pursuant to the Investment Advisory Agreement (the "Adviser Agreement"). The Adviser
Agreement continues from year to year only if approved by the Board
(including a majority of disinterested directors as described above).  The
Adviser Agreement may be terminated by either the Company or Centurion
Counsel on 60 days' written notice to the other, and terminates automatically in certain situations. The Adviser Agreement was approved by the Company?s shareholders on December 20, 1994 and was last approved by the Board (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Company) on February 5, 1999. On ___________, 1999 Centurion
Counsel, as the only shareholder of each class of the Fund?s shares, approved an amendment to the Adviser Agreement expressly pursuant to which the Fund adopted and became a party to the Adviser Agreement.

Under the Adviser Agreement, Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Board. Under the Adviser Agreement, Centurion Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Centurion Counsel has agreed to arrange for the Company?s officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

1.00% of the first $200-million of the Fund's average daily net assets
0.85% of average daily net assets between $200-million and $400-million
0.80% of average daily net assets between $400-million and $600-million
0.75% of average daily net assets between $600-million and $800-million
0.60% of average daily net assets between $800-million and $1-billion
0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.


The Fund bears costs and expenses of its operation, other than those specifically required to be paid by Centurion Counsel under the Adviser
Agreement. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution
Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses. The Fund also pays the fees and bears the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange
Commission, the expense of registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Under the Adviser Agreement, Centurion Counsel must reimburse the Fund, in an amount not in excess of the adviser fee otherwise payable by the Fund to the Adviser for such period, if and to the extent that the aggregate operating expenses of the Fund (including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions) are in excess of 2.50% of the first $10 million of average net assets of the Fund, plus 1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million.
Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Adviser Agreement is last effective, subject to its right to end this obligation at the end of any Fund fiscal year.

The Fund did not pay advisory fees to Centurion Counsel before 1999.

Accounting Services Agreement

CGI acts as the Fund's accounting services agent pursuant to the
Accounting Services Agreement (the "Accounting Agreement").  The
Accounting Agreement was approved by the Board  (including a majority of the directors who are not parties to the Agreement, or interested persons of any such party, other than as directors of the Company), and the shareholders
of the Company  approved such Agreement on December 20, 1994.    On
___________, 1999 Centurion Counsel, as the only shareholder of each class of the Fund?s shares, approved an amendment to the Accounting Agreement expressly pursuant to which the Fund adopted and became a party to the
Accounting Agreement.  The Accounting Agreement continues from year to year only if the Board approves it in the same manner they approve the
Adviser Agreement.  The Accounting Services Agreement may be terminated by either the Company or CGI on 60 days' written notice to the other, and the
Agreement terminates automatically in certain situations.

Under the Accounting Agreement, the Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000.
The Fund did not pay CGI for accounting service fees before 1999. CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

Administration Agreement

CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Company pursuant to the Administration
Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund.


For its services under this agreement, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Adviser Agreement. The Fund did not pay
CGI for administrative services before 1999.

The Administration Agreement was approved by the Board
(including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and
by the shareholders of the Company on December 20, 1994.    On
___________, 1999 Centurion Counsel, as the only shareholder of each class of the Fund?s shares, approved an amendment to the Adviser Agreement expressly pursuant to which the Fund adopted and became a party to the
Adviser Agreement.  The agreement continues from year to year only if the
Company's directors approve them in the same manner as they approve the
Investment Advisory Agreement. The Administration Agreement may be
terminated by either the Company or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

UNDERWRITING ARRANGEMENTS

CISI, as the Fund's Distributor or principal underwriter, sells the Fund's shares under the Distribution Agreement with the Company, as amended, dated January 1, 1995 and effective November 6, 1996. Under the
Distribution Agreement, CISI bears the costs of all advertising and promotion expenses in connection with the distribution of the Fund's shares (except those expenses assumed by the Fund's investment adviser). The Distribution
Agreement was last approved by the Board (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Company) on February 5, 1999. The
Distribution Agreement may be terminated by either CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares before January 1999.

Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not with CISI.

As compensation for its services, CISI receives a front-end commission in the case of Class A shares, a contingent deferred sales charge
("CDSC") in the case of Class B shares and 12b-1 fees in the case of Class A shares, Class B shares and Class C shares as described below.

Class A Shares


The Distributor receives a sales charge equal to 4.75% of the gross price of Class A shares it places which it may reallow to dealers through whom purchases are made in an amount equal to 4.0% of the amount invested. Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities
Act of 1933. The Distributor may also pay broker-dealers, registered investment advisers, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of such reallowance to dealers. Such financial institutions, other industry professionals and dealers are referred to as "Service Organizations."
 In addition, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.

Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

Class B Shares

Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table.

                        Contingent Deferred Sales Charge Table
                        Contingent Deferred Sales Charge
                        as a Percentage of
Year Since Purchase	Dollar Amount Subject to Charge

First                                4%
Second                               4%
Third                                3%
Fourth                               2.5%
Fifth	                               1.5%
Sixth	                               None


The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees. The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.


In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period. As an example, assume an investor purchased
100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through reinvestment of dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan,
(iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

A commission or transaction fee of 4% of the purchase amount will be paid by the Distributor to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

Class C Shares

Class C shares are offered at the next determined net asset value.
Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

Class D Shares

The Class D shares are sold at net asset value only to persons who are Adviser Professionals or Eligible Employees, as defined under "CAPITAL
STOCK AND OTHER SECURITIES" below. No front-end, deferred or other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares.

12b-1 Fees

The Fund has adopted a Plan of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan of Distribution was adopted by the Fund on _________, 1999 upon the approval of Centurion
Counsel, the only shareholder of each Class of the Fund?s shares. The Plan of Distribution authorizes the Fund to pay Rule 12b-1 fees. As compensation for share distribution-related services it performs under its Distribution
Agreement with the Fund, CISI receives a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CISI will receive as compensation for shareholder services it performs under its Shareholder Services Agent
Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund.
CISI may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders. CISI may reallow all or a portion of its 12b-1 fees to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the respective class.

The Plan of Distribution The Plan of Distribution was adopted by the Fund on _________, 1999 upon the approval of Centurion Counsel, the only shareholder of each Class of the Fund?s shares.


These 12b-1 fees are to compensate CISI and the participating dealers for their sales of the Fund's shares, based on a percentage of the net assets of the Fund relating to the respective class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund.
 Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United
States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

The Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described above. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in the Plan of Distribution limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan of Distribution were terminated or not continued, the Fund would not be contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund. However, in the sole discretion of the Board, the Fund could determine to reimburse all or a portion of any such amounts.


Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1. Rule l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding shares of the Company.
 Rule l2b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1. Rule l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the Company?s disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

CISI did not receive any distribution services fees in connection with its sale of the Fund?s shares before 1999.

Custodian; General Counsel; Auditors

Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

Squire & Company acts as the Fund's independent public accountants.

Rushall & McGeever acts as the general counsel for the Fund.

	BROKERAGE ALLOCATIONS AND OTHER PRACTICES

In effecting securities and commodities transactions, the Fund's investment adviser seeks to obtain the best price and execution of orders.
Commission rates, being a component of price, are considered together with other relevant factors.

The Fund expects to use affiliates of Centurion Counsel, including
CISI, as brokers of the Fund's portfolio securities but only if the provisions of Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.


In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment adviser, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.
Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers (except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

As the Fund was established in 1999, CISI or its affiliated brokers did not receive compensation in connection with Fund activities prior to 1999.


CAPITAL STOCK AND OTHER SECURITIES

General


The Articles of Incorporation of the Fund authorize the Fund to issue
Class A, Class B, Class C and Class D shares pursuant to the Fund's Multiple
Class Share Plan (this "Plan"), which was last amended by the Board and approved by a majority vote of the Company's shareholders on January 15, 1999.

Under the Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D Shares in accordance with the following. The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

Class A Shares

Class A shares are sold at net asset value per share plus a maximum initial sales charge ("front-end sales charge") set from time to time by the Board. Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares. Class A shares are subject to an ongoing service fee ("shareholder services fee") at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares.

Class B Shares

Class B shares are sold at net asset value per share and are subject to a maximum contingent deferred sales charge if they are redeemed within five years of purchase. Initially, the maximum deferred sales charge shall be 4% of the redemption proceeds during the first year and second year, declining each year thereafter to 0% after the fifth year. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.


Class C Shares

Class C shares are sold at net asset value per share and are not subject to a front-end or a deferred sales charge. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Class D Shares


Class D shares are sold at net asset value only to persons who qualify as an Adviser Professional, Eligible Employee, or Eligible Account. No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. The Adviser Professionals shall mean investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean (a) current or retired directors of the Funds, current or retired employees of the Fund's adviser, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the Fund's adviser and any of its affiliated companies; (b) employees and registered representatives of Adviser professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D
Shares, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

Conversion Feature

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class
B shares from most of the burden of the ongoing distribution fee.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue
Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available.
 In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Dividends

Dividends paid by the Fund with respect to Class A, Class B, Class
C and Class D shares will be calculated in the same manner at the same time on the same day, except that the ongoing service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder Services/
Transfers - Exchange Privilege."


For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

Income and Expenses

The income and expenses of the Fund must be allocated among each class of shares as follow:

Separate Distribution Expenses. Each class at all times maintains a separate arrangement for shareholder services or the distribution services or both, and pays all of the expenses of that arrangement ("distribution expenses").

Allocation of Income, Realized and Unrealized Capital Gains and
Losses, and Expenses. Each class is allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Board may require one or more classes to pay a different share of expenses
(other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a class, or if a class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.

Advisory Fees.  Each class of shares pays the same advisory fee.

Waiver of Expenses. Expenses may be waived or reimbursed by the Adviser, Distributor, or any other provider of services to the Fund.

Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular class pursuant to the foregoing:

(i)	Except as permitted in paragraph (ii)
below, shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund;

(ii)	If the Fund operates pursuant to Rule ?
270.2a-7 under the 1940 Act (including the provision
allowing the calculation of net assets on an amortized cost
basis), or declares distributions of net investment income
daily and maintains the same net asset value per share in
each class, may be allocated:

(aa)	To each Share without regard to
class, provided that the Fund has received
undertakings from its adviser, principal underwriter
or any other provider of services to the Fund,
agreeing to waive or reimburse the Fund for
payments to such service provider by one or more
classes, as allocated under paragraph (i) above, to
the extent necessary to assure that all classes of the
Fund maintain the same net asset value per share;
or


(bb)	On the basis of relative net assets
(settled shares).  For purposes of this subsection (e),
"relative net assets (settled shares)" are net assets
valued in accordance with generally accepted
accounting principles but excluding the value of
subscriptions receivable, in relation to the net assets
of the Fund.

Voting Rights

All of the Company's shares have one vote. All shares vote as a single class for directors and other matters, except on any matter which affects only a specific Fund or as otherwise may be required by the 1940 Act.
Each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class. Each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Except as described above, each class has in all other aspects the same rights and obligations as each other class.

Under the Company's Articles of Incorporation, the Board may authorize one or more additional classes with any of the following rights or provisions.

(a) An exchange privilege providing that shares of a class may be exchanged for certain securities of another company.

(b) Authorize and effect a conversion whereby the shares of one class (the "purchase class") will be exchanged automatically for shares of another class (the "target class") after a specified period of time, provided that:

(i)	The conversion is effected on the basis of
the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

(ii)	The expenses, including payments
authorized under a plan adopted pursuant to 270.12b-1
("Rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a Rule
12b-1 plan, for the purchase class; and

(iii)	If the amount of expenses, including
payments authorized under a Rule 12b-1 plan, for the target
class is increased materially without approval of the
shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

Currently, only the Class B shares have such a conversion right.

(c) A conversion feature providing that shares of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

(i) The shareholder is given prior notice of the proposed conversion; and

(ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.
Factors for Consideration

In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B Shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A Shares and the contingent deferred sales charges on Class B Shares. Under most circumstances, investment originally made in Class A Shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C Shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule 12b-1 expenses charged to Class C
Shares. This would also tend to be true for investments originally made in Class B Shares which are liquidated after eight years when they convert to Class A Shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.


The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase.
In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

	RETIREMENT ACCOUNTS

The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including
Individual Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans
(for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

	ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

* The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

* The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

* Other emergency periods declared by the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.


The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

	TAXATION OF THE FUND

Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Code, and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code. However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed.
 Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.


For federal tax purposes, an exchange of the shares for the shares of another Centurion Counsel Fund will be considered a taxable sale of the first-purchased shares. Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

	CALCULATION OF PERFORMANCE DATA

Total Return Calculations

The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:

Where: P(I + T) TO THE POWER OF n = ERV

Where:

T     =     Average annual total return

ERV   =     Ending redeemable value of a hypothetical $1,000 payment
made at the beginning of a period at the end of such period.

P     =     A hypothetical initial payment of $1,000.

n     =     Number of years.

The calculation of average annual total return assumes that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Unlike 'bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is affected by many factors, including the performance of the Fund?s individual securities investments, changing market conditions, the composition of the Fund's portfolio and the Fund's operating expenses.

Performance Comparisons


Investors may compare the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc'. and Standard & Poor's
Corporation and to data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service which monitors the performance of mutual funds.  Comparisons may also be made to indices or data published in certain periodicals, including  BARRON'S, BUSINESS WEEK,
CDA/WIESENBERGER, FORBES, IBBOTSON ASSOCIATES,
INSTITUTIONAL INVESTOR,  MONEY MAGAZINE, MORNINGSTAR,
INC., THE NEW YORK TIMES, THE WALL STREET JOURNAL and
U.S.A. TODAY.   In addition to performance information, general
information about the Fund that appears in such publications may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3)
presentations of statistical data to supplement such discussions; (4)
descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations;
and (9) testimonials describing the experience of persons that have invested in the Fund. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

	LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).


Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

	ADDITIONAL INFORMATION

The Company was originally incorporated under the name "IRI Stock
Fund, Inc." The shareholders of the Fund, at a meeting held on May 10, 1989, approved an amendment to the Articles of Incorporation (the "Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel
Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion T.A.A. Fund,
Inc." On January 15, 1999, the shareholders of the Fund approved an amendment to the Article providing that the name "Centurion T.A.A. Fund, Inc." be changed to "Centurion Counsel Funds, Inc.," all outstanding shares of the Fund be reclassified as the "Centurion Counsel Market Neutral Fund" series and the "Centurion Counsel Growth Fund" series and the "Centurion
Counsel Real Estate Fund" series of shares were authorized.

The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933 and the 1940 Act, with respect to the common stock offered hereby.
 This Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The
Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

	FINANCIAL STATEMENTS

The Fund is newly formed and has no historical Financial Statements for periods ending prior to January 1, 1999.



	CENTURION COUNSEL FUNDS, INC.

MARKET NEUTRAL FUND

Statement of Additional Information

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of Centurion Counsel
Funds, Inc.--Market Neutral Fund (the "Fund")  dated September ___, 1999
(the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion Institutional Services, Inc.
("CISI"), at 11545 W. Bernardo Court, Suite 100, San Diego, California
92127 (Telephone: (858) 673-8536).


                       TABLE OF CONTENTS

                                                       Page

FUND HISTORY                                            2

FUND INVESTMENTS AND RISKS                              2

FUND MANAGEMENT                                         3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES     6

INVESTMENT ADVISORY AND OTHER SERVICES                  6

UNDERWRITING ARRANGEMENTS                               9

BROKERAGE ALLOCATIONS AND OTHER PRACTICES	             14

CAPITAL STOCK AND OTHER SECURITIES                     15

RETIREMENT ACCOUNTS                                    21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	       21

TAXATION OF THE FUND                                   22

CALCULATION OF PERFORMANCE DATA                        23

LIMITATION OF DIRECTOR LIABILITY                       24

ADDITIONAL INFORMATION                                 25

FINANCIAL STATEMENTS                                   26

                               Dated September ____, 1999

FUND HISTORY

The Fund is a multi-class series of common stock of Centurion
Counsel Funds, Inc. (the "Company"). The assets and liabilities, income and expenses of the Company attributable to the Fund are maintained in a separate investment portfolio and determined separately for the Fund. The Company was incorporated on August 27, 1981 under the laws of Minnesota. IRI Asset
Management, Inc., a Minneapolis based investment adviser, served as the adviser to the Company from its inception until March 1988.
At that time, the Company's Board of Directors ("Board") approved
Excel Advisors, Inc. as its adviser and the offices of the Company were moved to San Diego, California. In December 1994, the Company's shareholders approved Centurion Counsel, Inc. as the Company's Adviser and the shareholders and the Board approved the Fund's current fundamental investment objectives and policies. On January 15, 1999, the shareholders approved the redesignation of the Fund series as the Centurion Counsel
Market Neutral Fund.

	FUND INVESTMENTS AND RISKS

Classification.	The Fund is an open-end, diversified management
investment company that only issues shares of common stock.  By purchasing shares in the Fund, investors are pooling their money to acquire a diversified portfolio of securities and other assets.

Investment Strategies and Risks. The Fund's non-principal investment strategies are set forth in the Prospectus.

Fund Policies. The Fund has the investment restrictions set forth below which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment
Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below:

(1)   The Fund will not invest more than 5% of its net assets
(taken at the lower of cost or value) in securities of any one company.
The Fund will also limit its investment in a single company to not more than 10% of that company's outstanding voting securities. Further, the Fund will not invest more than 25% of its total assets in securities issued by companies in any single industry.

(2) The Fund will not invest more than 5% of its total assets in securities of companies, including any predecessors, less than three years old.

(3) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

(4) The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may invest up to 50% of its net assets in index futures contracts and options thereupon.

(5)   The Fund will not buy on margin.


(6) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options or future contracts or options may be deemed to be pledging or mortgaging assets.

(7)	The Fund will not borrow money or property (for example,
securities), except that as a temporary measure for extraordinary purposes or emergencies, the Fund may borrow from banks up to 5% of the value of its total assets.

(8) The Fund will not make cash loans. However, the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

(9) The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

(10)  The Fund will not act as an underwriter.

(11) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own 1/2 of 1% or more of the company's securities, together own more than 5% of the company's securities.

(12) The Fund will not invest in exploration or development programs, such as oil or gas programs.

(13) The Fund will not invest 35% or more of its net assets in debt obligations of corporations and other issuers which are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization.

(14) The Fund will not buy or sell foreign currency exchange securities.

(15) The Fund will not invest more than 50% of its net assets in options contracts, including put options and/or call options to purchase or sell equity securities.

If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.

	FUND MANAGEMENT

Officers and Directors. The names, addresses and principal occupations of directors and executive officers of the Fund for the past five years are given below:



                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (61)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  She has served as a
                              registered representative of World Invest
                              Corporation, a licensed broker-dealer
                              since 1994.

Richard E. Hall (73)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (48)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (55)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (47)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.


(F1) Although this Director may be an "affiliated person" of a broker/ dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Company has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

(F2) This Director is an "interested person" of Centurion Counsel, Inc., the Company, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.









Fund Executive and Director Compensation

The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended
December 31, 1998.

                        COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $1800*        -0-            -0-        $1800*
Director

Richard E. Hall,     $1800*       -0-            -0-         $1800*
Director

Russell W. Ketron,   $1800*       -0-            -0-         $1800*
Director

Douglas Werner,      $1400*       -0-            -0-         $1400*
Director

* Directors are paid $400 per meeting. There were four scheduled quarterly meetings for 1998.

** Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund, the Centurion Counsel Market Neutral Fund and the Centurion Counsel Real
Estate Fund.

The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The
Fund pays no compensation to any of its officers and directors, except for a $200 per year retainer and a fee of $400 for each meeting attended (other than telephonically) by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings. The board of directors held a total of four (4) regular meetings during its last fiscal year.

	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 9, 1999, to the knowledge of management, no one person or persons could control the Fund through the exercise of voting rights. As of March 9, 1999, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund.
The following directors or nominees for the position of director or officers, as of March 9, 1999, beneficially owned shares of the Fund.




                       Number        % of Total
                       of Shares     Outstanding Shares*

Richard E. Hall        22,980              1.72%

Jack K. Heilbron        3,005               .22%

Russell W. Ketron       6,626               .49%

Doug Werner               521               .04%

* All classes on a combined basis.

INVESTMENT ADVISORY AND OTHER SERVICES

General

Centurion Counsel, Inc. ("Centurion Counsel") is the Fund's
Adviser. Centurion Counsel was incorporated in the State of California in 1984 and has since that time been an SEC-registered investment adviser.
Centurion Counsel has acted as the Fund's investment adviser since January
1, 1995. In addition to its services to the Fund, Centurion Counsel's primary business activities include investment consulting to individuals, corporations and institutions and the providing of investment banking services and other activities related to the investment and securities industries.

Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Fund's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent since January 1, 1995.


Centurion Institutional Services, Inc. was incorporated in the State of California in 1991. CISI has served as the Fund's principal underwriter
(Distributor) since January 1, 1995. CISI has been an SEC-registered broker-dealer since July 1991. Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients.

Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

Investment Advisory Agreement

The Fund has contracted with its Adviser, Centurion Counsel, for investment advice and management services pursuant to the Investment
Advisory Agreement (the "Adviser Agreement").  The Fund's Adviser
Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors as described above) approve. The Adviser Agreement may be terminated by either the Fund or Centurion Counsel on 60 days' written notice to the other, and terminates automatically in certain situations. The Adviser Agreement was approved by the shareholders of the Fund on December 20, 1994 and was last approved by the Fund's board of directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 5, 1999.

Under the Adviser Agreement, Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Fund's board of directors. Under the Fund's Adviser
Agreement, Centurion Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund.
 Centurion Counsel has agreed to arrange for the Fund's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

1.00% of the first $200-million of the Fund's average daily net assets
0.85% of average daily net assets between $200-million and $400-million
0.80% of average daily net assets between $400-million and $600-million
0.75% of average daily net assets between $600-million and $800-million
0.60% of average daily net assets between $800-million and $1-billion
0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.


The Fund bears costs and expenses of its operation, other than those specifically required to be paid by Centurion Counsel under the Adviser
Agreement. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses.
 The Fund also pays the fees and bears the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission, the expense of registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Under the Adviser Agreement, Centurion Counsel must reimburse the Fund, in an amount not in excess of the adviser fee otherwise payable by the Fund to the Adviser for such period, if and to the extent that the aggregate operating expenses of the Fund (including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions) are in excess of 2.625% of the first $10 million of average net assets of the Fund, plus 1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million.
Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Adviser Agreement is last effective, subject to its right to end this obligation at the end of any Fund fiscal year.

For the year ended December 31, 1996, 1997, and 1998, Centurion
Counsel earned $60,766, $92,281, and $72,126 respectively, in advisory fees from the Fund. For the year ended December 31, 1997, Centurion
Counsel voluntarily waived $16,716 of the advisory fee even though expenses were not in excess of the expense limitation.

Accounting Services Agreement

CGI acts as the Fund's accounting services agent pursuant to the Accounting Services Agreement (the "Accounting Agreement"). The
Accounting Agreement was approved by the Fund's board of directors
(including a majority of the directors of the Fund who are not parties to the Agreement, or interested persons of any such party, other than as directors of the Fund), and the shareholders of the Fund approved such Agreement on December 20, 1994. The Accounting Agreement continues from year to year only if the Fund's directors approve it in the same way they approve the Adviser Agreement. The Accounting Services Agreement may be terminated by either the Fund or CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Under the Accounting Agreement, the Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000. The Fund paid CGI accounting service fees of $18,000 for the years ended December 31, 1996, 1997 and 1998. This fee is in addition to the fee payable by the Fund to Centurion Counsel pursuant to the Fund's
Investment Advisory Agreement. CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

Administration Agreement

CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Fund pursuant to the Administration
Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund.

For its services under this agreement, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Adviser Agreement. For the years ended December 31, 1996, 1997 and 1998, the Fund paid CGI, its administrative services agent, a fee of $3,417, $3,232, and $2,830 respectively.

The Administration Agreement was approved by the Fund's Board of Directors (including a majority of the directors of the Fund who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the shareholders of the Fund on December
20, 1994. The agreement continues from year to year only if the Fund's directors approve them in the same way they approve the Fund's Investment
Advisory Agreement. The Administration Agreement may be terminated by either the Fund or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

UNDERWRITING ARRANGEMENTS

CISI, as the Fund's Distributor or principal underwriter, sells the Fund's shares under the Distribution Agreement, as amended, dated January
1, 1995 and effective November 6, 1996.  Under the Distribution
Agreement, CISI bears the costs of all advertising and promotion expenses in connection with the distribution of the Fund's shares (except those expenses assumed by the Fund's investment adviser). The Distribution
Agreement was last approved by the board of directors of the Fund
(including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 5, 1999. The Fund's Distribution Agreement may be terminated by either CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No front-end sales charges were paid in connection with the sales of the Fund's shares during the years ended December 31, 1996 and 1998. For the year ended
December 31, 1997, the Fund paid CISI, as its principal underwriter, front-end sales charges of $412. No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares in 1996 or 1998.


Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not with CISI.

As compensation for its services, CISI receives a front-end commission in the case of Class A shares, a contingent deferred sales charge
("CDSC") in the case of Class B shares and 12b-1 fees in the case of Class
A shares, Class B shares and Class C shares as described below.


Class A Shares

The Distributor receives a sales charge equal to 4.75% of the gross price of Class A shares it places which it may reallow to dealers through whom purchases are made in an amount equal to 4.0% of the amount invested. Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933. The Distributor may also pay broker-dealers, registered investment advisers, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of such reallowance to dealers. Such financial institutions, other industry professionals and dealers are referred to as "Service
Organizations." In addition, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.

Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

Class B Shares

Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table.

	                   Contingent Deferred Sales Charge Table
	                   Contingent Deferred Sales Charge
	                   as a Percentage of
Year Since Purchase	 Dollar Amount Subject to Charge

First	                                  4%
Second                                  4%
Third	                                  3%
Fourth                                  2.5%
Fifth	                                  1.5%
Sixth	                                  None


The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees. The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.
Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.


In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period. As an example, assume an investor purchased
100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon divided reinvestment. If at such time the investor makes his or her first redemption of 50 shares
(proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan,
(iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

A commission or transaction fee of 4% of the purchase amount will be paid by the Distributor to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

Class C Shares

Class C shares are offered at the next determined net asset value.
 Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

Class D Shares

The Class D shares are sold at net asset value only to persons who are Adviser Professionals or Eligible Employees, as defined under "CAPITAL STOCK AND OTHER SECURITIES" below. No front-end, deferred or other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares.

12b-1 Fees


For each class of its shares, the Fund has adopted a Plan of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan of Distribution authorizes the Fund to pay Rule 12b-1 fees.
 As compensation for share distribution-related services it performs under its Distribution Agreement with the Fund, CISI receives a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CISI will receive as compensation for shareholder services it performs under its Shareholder
Services Agent Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CISI may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

The Plan of Distribution for the Class C Shares was entered into on January 1, 1995 and for each of the Class A shares and Class B shares was entered into on November 6, 1996, the first date on which the Fund offered
Class A and Class B shares. CISI may reallow all or a portion of its 12b-1 fees to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the respective class.

These 12b-1 fees are to compensate CISI and the participating dealers for their sales of the Fund's shares, based on a percentage of the net assets of the Fund relating to the respective class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund.
 Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

The Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described above. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in the Plan of Distribution limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan of Distribution were terminated or not continued, the Fund would not be contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund. However, the Fund could, in the sole discretion of its Board of Directors, determine to reimburse all or a portion of any such amounts.


Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1.  Rule
l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.  In addition, Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements.  Rule
l2b-1(b)(3) requires that the plan or agreement provide, in substance:  (1)
that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Fund's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.  Rule l2b-1(b)(4)
requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1.  Rule l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors.  Rule l2b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

For the years ended December 31, 1996, 1997, and 1998, CISI, the
Fund's principal underwriter, received $49,449, $72,691, and $62,985 in distribution service fees, pursuant to the Fund's Class C Plan of Distribution, the only Plan of Distribution in effect prior to 1996. During the year ended
December 31, 1997, the Fund's principal underwriter received $10.90 and $3.08 from the Fund pursuant to the Fund's Class A and B share Plan of Distribution, respectively.

Custodian; General Counsel; Auditors

Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

Squire & Company acts as the Fund's independent public accountants.

Rushall & McGeever acts as the general counsel for the Fund.


              BROKERAGE ALLOCATIONS AND OTHER PRACTICES

In effecting securities and commodities transactions, the Fund's investment adviser seeks to obtain the best price and execution of orders.
 Commission rates, being a component of price, are considered together with other relevant factors.

The Fund expects to use affiliates of Centurion Counsel, including
CISI, as brokers of the Fund's portfolio securities but only if the provisions of Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.

In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment adviser, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund.
 To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers (except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

During the years ended December 31, 1996, 1997, and 1998,
$1,810,232, $2,670,128, and $1,258,091 respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged, all of which were effected through brokers or banks unaffiliated with the Fund. During the years ended December 31, 1996, 1997 and 1998, the Fund paid a total of $34,994, $83,956, and $115,426 respectively, in brokerage commissions in connection with agency transactions; during 1996, 1997 and 1998, $9,051, $27,075, and $15,426 respectively, were paid to broker dealers who furnished investment research to the Fund's investment adviser. During
1996, 1997, and 1998, CISI and its affiliate, PIM, together, effected 75%,
 82%, and 92% respectively, of the total dollar volume of transactions in which commissions were paid and received 74%, 66%, and 87% respectively, of such commissions.

CAPITAL STOCK AND OTHER SECURITIES

General

The Articles of Incorporation of the Fund authorize the Fund to issue Class A, Class B, Class C and Class D shares pursuant to the Fund's
Multiple Class Share Plan (this "Plan").  The Plan was adopted by the
Fund's Board of Directors and approved by a majority vote of the Fund's shareholders on August 6, 1996.

Under the Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D Shares in accordance with the following. The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

Class A Shares

Class A shares are sold at net asset value per share plus a maximum initial sales charge ("front-end sales charge") set from time to time by the Board of Directors of the Fund (the "Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A
Shares. Class A shares are subject to an ongoing service fee ("shareholder services fee") at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares--Class A Shares".

Class B Shares


Class B shares are sold at net asset value per share and are subject to a maximum contingent deferred sales charge if they are redeemed within five years of purchase. Initially, the maximum deferred sales charge shall be 4% of the redemption proceeds during the first and second year, declining each year thereafter to 0% after the fifth year. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares.
 Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See
"Purchase of Shares--Class B Shares." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion
Feature" below for discussion on applicability of the conversion feature to Class B shares.

Class C Shares

Class C shares are sold at net asset value per share and are not subject to a front-end or a deferred sales charge. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class
C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class C Shares."

Class D Shares

Class D shares are sold at net asset value only to persons who qualify as an Adviser Professional, Eligible Employee, or Eligible Account.
 No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. The Adviser
Professionals shall mean investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean (a) current or retired directors of the Funds, current or retired employees of the Fund's adviser, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the Fund's adviser and any of its affiliated companies; (b) employees and registered representatives of Adviser professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D
Shares, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

Conversion Feature


Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class
B shares from most of the burden of the ongoing distribution fee.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue
Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available.
 In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Dividends

Dividends paid by the Fund with respect to Class A, Class B, Class
C and Class D shares will be calculated in the same manner at the same time on the same day, except that the ongoing service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder
Services/Transfers - Exchange Privilege."

For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's
Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

Income and Expenses

The income and expenses of the Fund must be allocated among each class of shares as follow:

Separate Distribution Expenses. Each class of shares must, at all times, maintain a separate arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses").


Allocation of Income, Realized and Unrealized Capital Gains and
Losses, and Expenses. Each class of shares must be allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Fund's Board of Directors may require one or more classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a class, or if a class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.

Advisory Fees. Each class of shares shall pay the same advisory fee.

Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwriter, or any other provider of services to the Fund.

Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular class pursuant to the foregoing:

(i)   Except as permitted in paragraph (ii)
below, shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund;

(ii)   If the Fund operates pursuant to Rule
270.2a-7 under the 1940 Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

(aa)   To each Share without regard to
class, provided that the Fund has received undertakings from its adviser, principal underwriter or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated under paragraph (i) above, to the extent necessary to assure that all classes of the Fund maintain the same net asset value per share; or

(bb)   On the basis of relative net assets
(settled shares).  For purposes of this subsection
(e), "relative net assets (settled shares)" are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net assets of the Fund.

Voting Rights

All of the Company's shares have one vote. All shares vote as a single class for directors and other matters, except on any matter which affects only a specific Fund or as otherwise may be required by the 1940
Act. Each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class. Each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Except as described above, each class has in all other aspects the same rights and obligations as each other class.

Under the Fund's Articles of Incorporation, the Fund's Board of
Directors may authorize one or more additional classes with any of the following rights or provisions.

(a) An exchange privilege providing that shares of a class may be exchanged for certain securities of another company.


(b) Authorize and effect a conversion whereby the shares of one class (the "purchase class") will be exchanged automatically for shares of another class (the "target class") after a specified period of time, provided that:

(i) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

(ii)  The expenses, including payments
authorized under a plan adopted pursuant to  270.12b-1
("Rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a Rule
12b-1 plan, for the purchase class; and

(iii) If the amount of expenses, including payments authorized under a Rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

Currently, only the Class B shares have such a conversion right.

(c) A conversion feature providing that shares of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

(i) The shareholder is given prior notice of the proposed conversion; and

(ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.
Factors for Consideration

In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments.
Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.


Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B Shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A Shares and the contingent deferred sales charges on Class B Shares. Under most circumstances, investment originally made in Class A Shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C Shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule
12b-1 expenses charged to Class C Shares. This would also tend to be true for investments originally made in Class B Shares which are liquidated after eight years when they convert to Class A Shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase. In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class
B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans". Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.


RETIREMENT ACCOUNTS

The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including
Individual Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans (for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

* The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

* The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

* Other emergency periods declared by the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.

The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued.
 If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange
Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.


TAXATION OF THE FUND

Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code. However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed. Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending
October 31 of the calendar year.

Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.

For federal tax purposes, if a shareholder transfers shares of the Fund for shares of Cash Equivalent Fund-Money Market Portfolio, such transfer will be considered a taxable sale of the first-purchased shares.
Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.


The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

CALCULATION OF PERFORMANCE DATA

Total Return Calculations

The following table sets forth the average annual total return for the Fund for the periods ended December 31, 1998, as set forth below:

	PERIODS ENDED DECEMBER 31, 1998



                 One Year   Five Years   Ten Years   Since Inception

Class C          (10.21%)   (8.89%)       (4.91%)     Jan. 18, 1982
                                                          3.07%

Class A           (8.28%)     ---           ---       Jan. 7, 1997
                                                         (9.02%)

Class B           (9.91%)     ---           ---       Jan. 7, 1997
                                                         (7.54%)

Class D           (8.09%)     ---           ---       Dec. 6, 1996
                                                         (2.77%)




Total Return Calculations

The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:

Where: P(I + T) TO THE POWER OF n = ERV

Where:

T     =     Average annual total return

ERV   =     Ending redeemable value of a hypothetical $1,000 payment
made at the beginning of a period at the end of such period.

P     =     A hypothetical initial payment of $1,000.

n     =     Number of years.


The calculation of average annual total return assumes that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is affected by many factors, including the performance of the Fund's individual securities investments, changing market conditions, the composition of the Fund's portfolio and the Fund's operating expenses.

Performance Comparisons

Investors may compare the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc'. and Standard & Poor's
Corporation and to data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service which monitors the performance of mutual funds.  Comparisons may also be made to indices or data published in certain periodicals, including  BARRON'S, BUSINESS WEEK,
CDA/WIESENBERGER, FORBES, IBBOTSON ASSOCIATES,
INSTITUTIONAL INVESTOR,  MONEY MAGAZINE,
MORNINGSTAR, INC., THE NEW YORK TIMES, THE WALL
STREET JOURNAL and U.S.A. TODAY.   In addition to performance
information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles
(such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3)
presentations of statistical data to supplement such discussions; (4)
descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations;
and (9) testimonials describing the experience of persons that have invested in the Fund. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

	LIMITATION OF DIRECTOR LIABILITY


Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities
Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

	ADDITIONAL INFORMATION

The Fund was originally incorporated under the name "IRI Stock
Fund, Inc." The shareholders of the Fund, at a meeting held on May 10, 1989, approved an amendment to the Articles of Incorporation (the
"Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion
T.A.A. Fund, Inc." On January 15, 1999, the shareholders of the Fund approved an amendment to the Article providing that the name "Centurion
T.A.A. Fund, Inc." be changed to "Centurion Counsel Funds, Inc." and that all outstanding shares of the Fund be reclassified as the "Centurion Counsel
Market Neutral Fund" series.

The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933 and the 1940 Act, with respect to the common stock offered hereby.
This Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The
Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.


	FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31,
1998 are set forth below.


                      CENTURION T.A.A. FUND, INC.
                            Portfolio Review
                        as of December 31, 1998


              Fund Highlights                     Top Ten Holdings

                   12/31/97    12/31/98    Hershey Creamery            4.1%
Net Assets:       $8,268,736  $4,935,360   Cisco Systems               2.3%
                                           Novacare Conv. 5.5%         2.0%
NAV Per Share:                             United Investors REIT       2.0%
                                           Dow Jones Index Dec 00,90,P 1.9%
  Class A:          $3.35      $3.04       Transmaritime, 8.5%, 2000   1.8%
  Class B:          $3.33      $3.00       Rock Bottom Restuarant      1.8%
  Class C:          $3.33      $2.99       Intel                       1.8%
  Class D:          $3.36      $3.05       Southern Energy Homes       1.6%
                                           United Dominion REIT        1.6%
Share Outstanding: 2,484,106   1,643,245


Portfolio Allocation by Sector
  as of December 31, 1998


Graph                                      Top Ten Sectors

                                           Real Estate Investment Trust 13.1%
                                           Cash and Commerial Paper     11.8%
                                           Health                        5.6%
                                           Industrial Services           4.7%
                                           Technology                    4.7%
                                           Consumer Products             4.5%
                                           Natural Resources             3.7%
                                           Indexes                       3.4%
                                           Industrial Products           3.3%
                                           Financial Services            1.4%


				TOTAL RETURN
			Through December 31, 1998
(Since new management and investment objectives--January 1995)

                              Last    Since      Date of
                  Quarter     Twelve  Changeor   First
                              Months  FirstSales Sale
Class A:(1)		-5.04%	-8.89%   -9.02%   1/07/97
Class B:		-5.36%	-9.91%   -7.54%   1/07/97
Class C:		-5.68%     -10.21%   -3.04% 	12/31/94
Class D:		-5.28%      -8.09%   -2.77%   12/06/96

(1) Does not include commission load of 4.75% when purchased


				TOTAL RETURN
			Through December 31, 1998
			(Since inception--January 1982)


                              Last
                  Quarter     Twelve  Five  Ten   Since
                              Months  Year  Year  Inception

Class A:(1)       -5.04%     - 8.89%    *     *       -9.02%
Class B:          -5.36%     - 9.91%    *     *       -7.54%
Class C:          -5.68%     -10.21%   -8.89% -5.13%   2.07%
Class D:          -5.28%     - 8.09%    *     *       -2.77%

*Shares of this Class not available for the total period
(1) Does not include commission load of 4.75% when purchased


                           CENTURION T.A.A. FUND, INC.


                                  1999 Annual Report

Influences on Markets

    NASDAQ value is soaring. As of February 2, 1999, the NASDAQ stock market has traded more than a billion shares for 9 of the last 21 sessions. Previoulsy, there had never been more than two straight days with a billion plus shares. Moreover, there were only nine trading days with over a billion shares traded on the NASDAQ in all of 1998. What concerns us is that the size of the average trade is only 1200 shares, down significantly in size from a year ago. This means that more and more amateurs are trading and, obviously, they are trading more often. A lot of this can be chalked up to "net mania" (tulip.com).

     The shrinking memories of investors seems almost fantasy-like.
It was only last fall that President Clinton gave warning of the worst financial crisis World War II when talking about the Asian meltdown, Russian default and Brazil's problems (of course, it was an election year). The Asian economic crisis feels like it happened last century. It seems as though the vastly accelerated pace of internet time is operating through our collective memories, quickly pushing bad memories to the distant corners of our mind. Generally, collective amnesia proves fatal to those who have engaged in it.
What really has changed in a mere four months time? Russis is still a mess; Brazil blew $41 billion of the IMF's money, and is still a mess; the fourth largest oil company is Russia defaulted this past month and less than two years ago, Brisith Petroleum paid over $500 million for 10% ownership of the company; Japan is still reeling with bad news on a daily basis; one of China's largest corporations defaulted on its debt. We are concerned with the blind faith of investors who think the stock market is without risk. As a money manager, I feel we are watching a disaster in the making. One can just feel that massive sums of money will be lost.

Two-Tier Market

     While there can be no denying that the market index averages showed that 1998 was an up year, only approximately 40% of the stocks on the New York Stock Exchange were up, which means 60% were either unchanged or down. The S&P was up 28% in 1998. It should be noted though that the average performance of the top
50 stocks in the S&P 500 was up in excess of 55%. At year end the S&P top 50 was selling at 38 times estimated 1999 earnings while the small cap index is selling at only 17 times earnings.
While your Fund has performed in line with other "market neutral funds," it trailed the S&P 500 again in 1998.

Market Volatility

     In addition to the two tier market described above, market volatility returned to the markets in a big way last year. The decrease in equities in August 1998 was the largest decrease since
October 1987. We anticipate that 1999 will be more of the same market volatility; however, we believe that "value stocks" will bring the greatest rewards.

Adapting Investment Strategy to Current Markets

    Since the sell off in the third quarter, we have positioned the Fund around core holding of value oriented equities selling at reasonable price earning ratios and paying substantial dividends. A large part of this holding is in real estate investment trusts. We are also take advantage of the "tulip.com mania" by shorting those selected stocks that are really nothing more than an announcement by promoters of some "get rich quick" scheme. This strategy has led us to outperform the S&P 500 for the two months ended February 28, 1999. While two months do not make a year, we feel that tremendous advantage can be gained by keeping a cool head and looking at the market realistically.
Over the long run, value wins out.

Sincerely,

CENTURION T.A.A. FUND, INC.



Jack K. Heilbron
Chief Investment Officer


TABLE OF CONTENTS

INDEPENDENTS AUDITOR'S REPORT

FINANCAIL STATEMENTS:

    Statement of Assets and Liabilities

    Statement of Investment Securities

    Statement of Covered Call Options Written

    Statement of Securities Sold Short

    Statement of Operations

    Statement of Changes in Net Assets

    Notes to Financial Statements



                     INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statements of investment securities, covered call options written, and securities sold short as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our precedures included confirmation of securities owned as of December 31, 1998, by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.


Squire & Co.
/s/

February 5, 1999
Poway, California

CENTURION T.A.A. FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS

Investments in Securities, at value,
(identified cost $4,703,475)"						                     $	4,218,170

 Cash and Deposits							                                   308,854
 Receivables:
   Dividends							                                           7,350
   Interest							                                           14,574
   Investment securities sold							                        235,801
Margin Deposit for Securities Sold Short					             1,872,161

          TOTAL ASSETS							                             6,656,910

LIABILITIES

Covered Call Options Written, at market value,
(premiums received $107,602)							                         191,200
Securities Sold Short, at market value,
(sales proceeds received $1,130,461)					                 1,162,849
 Payables:
   Accounts payable							                                   46,695
   Investment securities purchased						                     51,739
   Fund shares redeemed							                              270,067

          TOTAL LIABILITIES							                        1,722,550

NET ASSETS 						                                        $4,934,360

Class A:
Net asset value and offering price per share
($7,757 divided by 2,549 shares outstanding)                      $   3.04
Class B:
Net asset value and offering price per share
($431 divided by 144 shares outstanding)                          $   3.00
Class C:
Net asset value and offering price per share
($4,166,397 divided by 1,391,770 shares outstanding)              $   2.99
Class D:
Net asset  value and offering price per share
($759,775 divided by 248,782 shares outstanding)                  $   3.05


  The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENT OF INVESTMENT SECURITIES
December 31, 1998

Shares or		                      	     % of                Value
Principal			                       Net			 (Note 1)
Amount	Description	                 Notes Assets       Security	 Sector

	COMMON STOCKS                            46.3%

	CONSUMER PRODUCTS	                        6.0%
1,000	BEATRICE (TLC)                      (b)              $52,000
80	HERSHEY CREAMERY                                     200,000
2,000	SUNGLASS HUT                    (a) (b)               14,000
1,200	VLASIC FOODS INTL	                  (b)               28,500
                                                                     $294,500
	CONSUMER SERVICES                         1.8%
16,500ROCK BOTTOM	                        (b)               89,718
                                                                       89,718
	FINANCIAL SERVICES                        3.4%
2,600 CAL FED LITIGATION WARRANTS         (b)               32,175
12,000GOLDEN STATE LITIGATION WARRANTS    (b)               54,750
2,500 COAST FEDERAL LITIGATION WARRANTS   (b)               16,562
1,000 HANCOCK HOLDING                                       45,500
900	PIONEER GROUP                       (b)               17,775
                                                                      166,762
	HEALTH                                    4.5%
2,000 CARDIAC PATHWAYS	                  (b)                8,500
4,500 CYPROS                              (b)               13,219
2,000 GELTEX                          (a),(b)               45,250
4,000 GENZYME TISSUE                      (b)                9,000
1,500 LIGAND PHARMACTICAL                 (b)               17,437
5,000 LIPOSOME CO.                    (a),(b)               77,187
2,500 PERRIGO                             (b)               22,031
3,000	SCIOS, INC                          (b)               31,125
                                                                     223,749
	INDUSTRIAL PRODUCTS                        3.4%
3,300 BETHLEHEM STEEL                     (b)               27,637
75    BOSTON SAND & GRAVEL                (b)               24,375
1,200 GLATFELTER (PH)                     (b)               14,775
1,000 JEWETT CAMERON TRADING              (b)                5,062
27,600NORTHWEST STEEL & WIRE              (b)               17,250
13,200SOUTHERN ENERGY HOMES               (b)               80,850
                                                                    169,949
	INDUSTRIAL SERVICES                        5.6%
1,000 BAKER HUGHES                                          17,687
300   BOUYGUES OFFSHORE                                      3,187
1,100 CHEMED                                                36,850
2,000 CORRECTIONS CORP	                  (b)               35,000
2,000	EAGLE GEOPHYSICAL	                  (b)                7,750
140   FARMER BROTHERS                     (b)               29,960
40    GREY ADVERTISING	                                    14,560
2,140	OCTEL	(b)29,692
1,500	R&B FALCON	                        (b)               11,437
21,150TRANSCOASTAL MARINE                 (b)               62,789
2,500UNIFAB INTL                          (b)               20,000
1,000WORKFLOW MANAGEMENT                  (b)                6,625
                                                                    275,537
	INTERNATIONAL                              1.8%
5,000 EMERGING MEXICO                     (b)              $29,062
11,000LATIN AMERICA SMALLER CO                              61,875
								                                                            $90,937
	NATURAL RESOURCES                           2.6%
1,000 EURO NEVADA(CN)                                       16,190
1,220 FRANCO NEVADA(CN)                                     23,278
300   FREEPORT COPPER & GOLD                                 3,131
2,000 GULF CANADA RESOURCES               (b)                5,875
1,110 HOMESTAKE MINING                                      10,129
816	NEWMONT MINING                                        14,739
5,000 PAN AMERICAN SILVER                 (b)               25,000
58,000SUNSHINE MINING                     (b)               29,000
                                                                    127,342
	REAL ESTATE	                              13.5%
1,000 ALICO                                                 18,000
3,000 BODDIE NOELL PROPERTIES	                              31,313
5,250 CCA PRISON REALTY	                                    71,750
2,800 ENTERTAINMENT PROP TRUST                              47,600
2,600 ESSEX PROPERTY TRUST                                  77,350
185   HORIZON GROUP PROPERTIES                                 717
1,100 MERIDIAN INDUSTRIAL TRUST                             25,575
1,800 MIDAMERICA APARTMENTS                                 40,838
3,700 PRIME RETAIL                                          36,306
3,100 STORAGE TRUST REALTY                                  72,462
7,600 UNITED DOMINION                                       78,375
14,400UNITED INVESTORS REIT                                 97,200
1,800 WASHINGTON REIT                                       33,413
1,200	WEEKS CORP                                            33,825
                                                                    664,723
	TECHNOLOGY                                 3.7%
1,500 ADVANCED MICRO DEVICES             (b)                43,406
1,000 BRIGHTPOINT	                       (b)                13,750
1,000 EXCITE                        (a), (b)                42,063
3,300 INTERGRAPH                    (a), (b)                18,975
2,100 ROGUE WAVE SOFTWARE                (b)                18,375
1,600 SYSTEMS & COMPUTERS                (b)                22,000
5,000 WESTELL                            (b)                24,375
                                                                    182,944
       TOTAL COMMON STOCKS (COST $2,688,330)                      2,286,160

       PREFERRED STOCKS                           1.3%

2,900 PATINA OIL & GAS, 7.125%                              51,838
400   AMAX GOLD, 3.75%                                      14,400
      TOTAL PREFERRED STOCKS (COST $99,966)                          66,238

	OPTIONS AND WARRANTS                        24.9%

	CONSUMER PRODUCTS                            3.1%
4,000 CHS ELECT, JAN, 17 1/2, PUTS                           5,250
2,800 HON INDUSTRIES, FEB, 30, PUTS                         18,900
15,000PIER ONE, MAR, 5, CALLS       (a)                     67,500
4,000 ROSS STORES, FEB, 35, PUTS                             3,750
4,000 TELSAVE, JAN, 15, PUTS                                 4,500
1,600 UNILEVER, JAN, 50, CALLS      (a)                     53,200
2,000 ZALE CORP, FEB, 25, PUTS                                 500
                                                                    153,600
	CONSUMER SERVICES                            0.2%
4,000 CBS, JAN, 25, PUTS                                       250
1,000 FAMILY GOLF, FEB, 20, PUTS                             2,625
4,000 KLM, MAR, 30, PUTS                                     7,000
                                                                      9,875
	FINANCIAL SERVICES                           0.9%
4,000 CITIGROUP, JAN (01), 40, PUTS(a)                      23,750
4,000 ING, JAN, 55, PUTS                                     2,250
10,000LEHMAN BROS, APR, 25, PUTS                             3,750
2,000 TCF FINANCIAL, JAN, 25, CALLS(a)                       1,000
4,000 TORCHMARK, FEB, 45, PUTS                              13,750
                                                                     44,500
	HEALTH                                        3.8%
3,000 BECT DICSON, MAR, 35, CALLS                           25,125
2,000 BIOTIME, MAR, 10, PUTS                                 2,000
3,000 BMC SOFTWARE, FEB, 40, CALLS                          21,562
2,500 CENTOCOR, JAN(00), 25, CALLS  (a)                     57,812
3,000 SCHRING PLH, JAN 00, 30, CALLS(a)                     78,750
                                                                    185,249
	INDUSTRIAL PRODUCTS                            1.2%
1,100 CORNING GLASS, JAN, 30, CALLS                         16,637
2,000 AVNET, FEB, 55, PUTS                                   3,250
3,000 BOEING, JAN (01), 25, CALLS                           37,875
                                                                     57,762
	INDUSTRIAL SERVICES                            1.3%
4,000 BURLNGTN NORTH, JAN, 35, PUTS                          5,750
4,500 SCHLMBERGER, JAN(00), 40, CALLS(a)                    56,250
4,000 WASTE MANAGEMENT, JAN, 45, PUTS                        3,750
                                                                     65,750
	INTERNATIONAL                                   1.0%
2,800 TEL ARGEN, JAN, 37 1/2, PUTS                          26,950
2,800 TELCON ARGEN, JAN, 35, PUTS                           21,350
                                                                     48,300
	INDEXES                                         2.7%
5,000 DOW JONES, DEC (00), 80, PUTS                         35,625
10,000DOW JONES INDEX, DEC 00, 90, PUTS                     95,625
                                                                    131,250
	NATURAL RESOURCES                               1.2%
5,000 BARRICK GOLD, JAN(00), 15, CALLS  (a)                 32,811
10,000HOMESTAKE MINING, JAN(00), 10, CALLS(a)               27,500
26,900SUNSHINE MINING WARRANTS                                 420
                                                                     60,731
	TECHNOLOGY                                      9.6%
900   ALLIANT TECH, FEB, 60, CALLS                          20,362
2,000 CISCO, JAN (01), 45, CALLS      (a)                  112,500
2,700 CYPRESS SEMICONDUCTOR, MAR, 10, CALLS                  1,181
2,000 HEWLETT PACKARD, JAN(01), 45, CALLS(a)                59,500
2,000 INTEL, JAN (01), 60, CALLS         (a)               133,500
1,800 LUCENT, JAN (00), 60, CALLS        (a)                98,325
700   RAMBUS, FEB, 55, CALLS             (a)                29,531
600   SPRINT, JAN, 65, CALLS                                18,225
                                                                    473,124
       TOTAL OPTIONS AND WARRANTS (COST $1,190,428)               1,230,141

	FIXED INCOME                                   7.3%

	CORPORATE BONDS                                6.0%
100   AGNICO, CONVERTIBLE, 3.5%, DUE 1-27-04                60,000
40    GOLDEN BOOK, 7.65%, DUE 9-15-02                       11,800
50    NORTHWEST STEEL & WIRE, 9.5%, DUE  6-15-01            31,500
125   NOVA, CONVERTIBLE,  5.5%, DUE 1-15-00                101,093
1.006	MOUNTAIN STATES GTY MTG, 1-G, 9.4%,DUE 8-1-18          1,000
100   TRANSMARITIME, 8.5%, DUE 10-27-00                     91,000
                                                                    296,393
	U.S. GOVERNMENT AGENCY BONDS                   1.3%
23.75	FNMA G93-40 ZC, 6.5%, 12-25-23                        23,631
25.954FNR 91-56M, 6.75%, 6-25-21                            26,270
14.497FNMA 61G, 7.0%, 9-25-20                               14,474
                                                                     64,375
      TOTAL FIXED INCOME (COST $449,888)                            360,768

	COMMERCIAL PAPERS                              5.6%
275   GMAC COMMERCIAL PAPER, DUE 1-4-99                    274,863
      TOTAL COMMERCIAL PAPER (COST $274,863)                        274,863

	TOTAL INVESTEMENT IN SECURITIES                85.5%        4,218,170

	COVERED CALL OPTION SECURITES                  -3.9%         -191,200

	SECURITIES SOLD SHORT                         -23.6%       -1,162,849

	  NET INVESTMENT IN SECURITIES                 58.0%        2,864,121

	  CASH                                          6.3%          308,854

	  MARGIN DEPOSIT ON SECURITIES SOLD SHORT	     37.9%        1,872,161

	  OTHER ASSETS LESS LIABILITIES                -2.2%         -110,776

	            NET ASSETS                        100.0%       $4,934,360

  (a)  Call options have been written against this position.
  (b)  Non-income producing securities.
  (c) Total unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.



"CENTURION T.A.A. FUND, INC."

STATEMENT OF COVERED CALL OPTIONS WRITTEN
December 31, 1998


Shares or			                  % of		Value
Principal			                  Net		(Note 1)
Amount	Description		            Assets	Security	Sector

	CONSUMER PRODUCTS	                  -0.65%
-10,000PIER ONE, JAN, 10, CALLS                       $ -4,375
-5,000 PIER ONE, MAR, 7 1/2, CALLS                     -13,125
-2,000 SUNGLASS HUT, JAN, 7 1/2, CALLS                  -1,125
-1,600 UNILEVER, JAN, 75, CALLS                        -13,400
                                                                   $-32,025
	FINANCIAL SERVICES                  -0.02%
-4,000 CITIGROUP, JAN, 40, PUTS                           -750
                                                                       -750
	HEALTH                              -1.26%
-2,500 CENTOCOR, JAN, 40, CALLS                        -13,125
-2,000 GELTEX, JAN, 17 1/2, CALLS                      -10,375
-5,000 LIPOSOME, JAN 7 1/5, CALLS                      -38,750
                                                                    -62,250
	INDUSTRIAL SERVICES                 -0.07%
-1,500 SCHLUMBERGER, MAY, 55, CALLS                     -3,375
                                                                     -3,375
	NATURAL RESOURCES	                  -0.08%
-3,000 BARRICK GOLD, JAN, 25, CALLS                       -188
-4,000 HOMESTAKE, APR, 12 1/2, CALLS                    -2,500
-4,000 HOMESTAKE, JAN(99), 10, CALLS                    -1,000
-2,000 HOMESTAKE, JAN(99), 15, CALLS                      -125
                                                                     -3,813
	TECHNOLOGY                          -1.80%
-500  CISCO, JAN (00), 100, CALLS                       -8,562
-500  CISCO, JAN (00), 95, CALLS                        -9,500
-1,000EXCITE, JAN, 55, CALLS                              -625
-500  HEWLETT PACKARD, JAN, 70, CALLS                     -719
-1,200INTEL, JAN, 80, CALLS                            -47,100
-3,300INTERGRAPH, JAN, 7 1/2, CALLS                       -412
-1,000LUCENT, JAN, 90, CALLS                           -20,625
-700  RAMBUS, JAN, 105, CALLS                           -1,444
                                                                    -88,987
	  TOTAL                             -3.87%                  $-191,200


"CENTURION T.A.A. FUND, INC."

STATEMENT OF SECURITIES SOLD SHORT
December 31, 1998


Shares or                         % of                Value
Principal                         Net			       (Note 1)
Amount	Description           Assets              Security     Sector

	CONSUMER PRODUCTS	          -4.29%
-2,000 EXIDE, JAN, 15, PUTS                            $-1,125
-5,000 EXIDE                                           -81,250
-2,100 JOSTENS                                         -54,862
-4,300 SEATTLE FILM WORKS                              -19,887
-4,300 SEATTLE FILM, JAN, 5, PUTS                       -2,687
-4,000 BOOKS A MILLION                                 -52,000
                                                                 $-211,811
	CONSUMER SERVICES           -3.66%
-2,000 DATA TRANS NETWORK, FEB 25, PUTS                 -2,625
-2,000 DATA TRANS NETWORK, JAN, 25, PUTS                  -875
-4,000 DATA TRANSMISSION NETWORK                      -115,500
-2,000 SYLVAN                                          -61,000
-2,000 SYLVAN, JAN, 25, PUTS                              -500
                                                                  -180,500
	FINANCIAL SERVICES           -2.83%
-2,000 ASTORIA FINANCIAL	                         -91,500
-2,000 TCF FINANCIAL                                   -48,375
                                                                  -139,875
	HEALTH                       -1.03%
-1,500 CURATIVE                                        -50,250
-3,000 SCHERING PLOUG JAN 60 C	                      -750
                                                                   -51,000
      INDUSTRIAL PRODUCTS          -1.49%
-1,800YORK INTERNATIONAL                               -73,463
                                                                   -73,463
	INDEXES                      -1.08%
-10,000DOW JONES INDEX, JAN, 85, PUTS                   -1,875
-5,000 WEBS - MEXICO                                   -51,250
-5,000 DOW JONES INDEX, JAN, 80, PUTS                     -313
                                                                   -53,438
	INDUSTRIAL SERVICES          -1.97%
-2,400 INTERNATIONAL SPEEDWAY                          -97,200
                                                                   -97,200
	TECHNOLOGY                   -7.21%
-3,000 APPLE COMPUTER, JAN, 32 1/2, PUTS                  -750
-3,000 APPLE COMPUTER                                 -122,813
-4,800 CYBERIAN OUTPOST                               -132,000
-2,000 CYBERCASH, JAN 15, PUTS                          -3,250
-4,100 CYBERCASH                                       -61,500
-2,000 MULTIPLE ZONE                                   -35,250
                                                                   -355,563
	  TOTAL                     -23.57%                       $-1,162,849




CENTURION T.A.A. FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME

 Dividends	                                          $ 75,042
 Interest	                                           149,089

   Total investment income                                       224,131

EXPENSES

 Investment advisory fees                            $ 72,126
 Distribution expenses                                 62,985
 Registration and filing fees	                          9,806
 Fund accounting fees                                  23,982
 Custodian fees and expenses                           40,441
 Audit fees and expenses                                5,400
 Directors' fees and expenses	                         12,014
 Transfer agent fees                                    2,830
 Insurance                                              1,953
 Other expenses	                                      5,693

   Total expenses	                                              237,230

Fees and Expenses Absorbed by Investment Advisor         -

   Net expenses                                                 237,230

   Net investment income (loss)                                 -13,099

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES

  Net realized loss on investments                             -538,729
  Change in unrealized depreciation of investments for the year-101,802

  Net loss on investments                                      -640,531

Net Decrease in Net Assets Resulting from Operations		$  -653,630


The accompanying notes are  an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                       1998         1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)	                        $-13,099	$3,312
 Net realized gain (loss) on investments              -538,729   -60,487
 Net change in unrealized depreciation of investments	-101,802  -406,598

   Net increase (decrease) in net assets resulting
from operations		                             -653,630   -463,773

Class C:
 Distribution to shareholders:
   Net investment income                               -12,145      -


CAPITAL SHARE TRANSACTIONS: (NOTE 5)
 Increase from capital shares sold                     365,679  1,783,727
 Increase from capital shares reinvested	              12,145      -
 Decrease from capital shares repurchased           -3,047,343 -2,744,423

  Net increase (decrease) from capital share
transactions                                        -2,669,519   -960,696

Total increase (decrease) in net assets             -3,335,294 -1,424,469

NET ASSETS
 Beginning of period                                 8,269,654  9,694,123

 End of period (includes no undistributed investment
income)                                             $4,934,360 $8,269,654


The accompanying notes are an integral part of the financial statements.



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel
Value Fund, Inc.  The Fund is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges.
Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion
Market Neutral Fund Class A shares, Class B shares, Class C shares, and
Class D shares, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded.  Securities traded in the over-the-counter market are valued at the last sales price.  Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price.  If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors.  Debt securities are valued in
accordance with the procedures above.   Short-term securities are stated at
amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.


Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $313,324 which begin to expire in 2002.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities.
These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At December 31, 1998 the Fund had cash on deposit at one financial institution of $308,854. Thus, all cash amounts over the maximum Federal Deposit Insurance
Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At December 31, 1998, net assets consisted of:

Net proceeds from capital stock                             $ 6,622,910
Unrealized depreciation of securities                          (520,818)
Unrealized depreciation of covered call options written         (83,598)
Excess distributions over accumulated net income               (349,520)
Undistributed net realized loss from security transactions     (734,614)
                                                            $ 4,934,360

NOTE 3. COVERED CALL OPTIONS WRITTEN

As of December 31, 1998, portfolio securities valued at $1,162,849 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager.
The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next $200 million,
0.75% on the next $200 million, 0.60% on the next $200 million and 0.50%
on amounts over $1 billion.   These fees are computed daily and paid
quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625%
based on the average total net asset value of the Fund.  During the year ended December 31, 1998 Centurion received investment management fees of $72,126.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B,
Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 1998, no shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.


Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, no shares were sold and there were no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and
Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended
December 31, 1998, CISI received servicing and distribution fees from the Fund of $62,985.

CISI also executes some of the Fund's portfolio transactions. During the year ended December 31, 1998, CISI received commissions of $100,811 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses.
During the year ended December 31, 1998, CGI received transfer fees of $2,830 from the Fund.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1998, CGI received accounting fees of $18,000 from the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director.
In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $23,041,000 and $25,885,000, respectively. Net loss on investments for the year ended December 31, 1998 was $640,531. That amount represents the net decrease in value of investments held during the year. The components are as follows:

                              Realized    Unrealized        Net
	Long Position         $  (84,887)  $   37,806     $  (47,081)
	Covered Calls Written   (448,500)    (107,220)      (552,720)
	Short Position            (5,342)     (32,388)       (37,730)
                            $ (538,729)  $ (101,802)    $ (640,531)

As of December 31, 1998, the unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.

As of December 31, 1998, securities sold short (at market value) totaled
$1,162,849. The Fund has established a segregated margin deposit to account for cash greater or equal in value to the securities sold short. The margin deposit is held be the Fund's custodian and totals $1,872,161 at December 31, 1998.




NOTE 6. CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the years ended December 31, 1998 and 1997 were as follows:

                    December 31, 1998             December 31, 1997
                     Shares      Amount          Shares       Amount
Class A shares:
Shares sold             0       $   0             2,563       $8,664
Shares issued in
   reinvestment
   of dividends         0           0                0             0
                        0           0             2,563        8,864
Shares redeemed         0           0               (14)         (88)

   Net increase         0       $   0             2,549  	 $ 8,576

Class B shares:
Shares sold             0       $   0               144      $   500
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                        0           0               144          500
Shares redeemed         0           0                 0            0

   Net increase         0       $   0               144  	 $   500

Class C shares:
Shares sold	       55,157    $188,539           385,499  $ 1,341,181
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                   55,157     188,539           385,499    1,341,181
Shares redeemed  (854,747) (2,722,413)         (434,885)  (1,494,774)

   Net decrease  (799,590)$(2,533,874)          (49,386)   $(153,593)

Class D shares:
Shares sold	       54,073    $177,140           123,388     $433,381
Shares issued in
   reinvestment
   of dividends     3,520      12,145                 0            0
                   57,593     189,285           123,388      433,381
Shares redeemed   (98,505)   (324,929)         (359,188)  (1,249,561)

   Net decrease   (40,912)  $(135,644)         (235,800)   ($816,180)


NOTE 7. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:



		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	       -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       2.67%   2.38%              3.42%   2.84%
Expenses, after waiver of fees        2.67%   2.15%              3.42%   2.60%
Net investment income                -2.85%   0.64%             -3.60%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.42%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.42%    2.91%   3.54%   3.53%      6.00%
Net investment income                -3.60%   -0.11%  -0.43%   0.17%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.42%   2.20%         2.13%
Expenses, after waiver of fees            2.42%   1.97%         2.13%
Net investment income                    -2.60%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated.  It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.



	CENTURION COUNSEL FUNDS, INC.

REAL ESTATE FUND

Statement of Additional Information

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus of Centurion Counsel Funds, Inc.-Real Estate Fund (the "Fund") dated
September ___, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion
Institutional Services, Inc. ("CISI"), at 11545 W. Bernardo Court, Suite
100, San Diego, California 92127 (Telephone: (858) 673-8536).


                        TABLE OF CONTENTS

                                                        Page


FUND HISTORY                                               2

FUND INVESTMENTS AND RISKS                                 2

FUND MANAGEMENT                                            3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES        5

INVESTMENT ADVISORY AND OTHER SERVICES                     6

UNDERWRITING ARRANGEMENTS                                  9

BROKERAGE ALLOCATIONS AND OTHER PRACTICES                  13

CAPITAL STOCK AND OTHER SECURITIES                         14

RETIREMENT ACCOUNTS                                        20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION             20

TAXATION OF THE FUND                                       21

CALCULATION OF PERFORMANCE DATA                            22

LIMITATION OF DIRECTOR LIABILITY                           23

ADDITIONAL INFORMATION                                     24

FINANCIAL STATEMENTS                                       25

                                   Dated September ____, 1999

FUND HISTORY

The Fund is a multi-class series of common stock of Centurion
Counsel Funds, Inc. (the "Company"). The assets and liabilities, income and expenses of the Company attributable to the Fund are maintained in a separate investment portfolio and determined separately for the Fund. The
Company was incorporated on August 27, 1981 under the laws of Minnesota. IRI Asset Management, Inc., a Minneapolis based investment adviser, served as the adviser to the Company from its inception until March 1988. At that time, the Company's Board of Directors ("Board") approved Excel Advisors, Inc. as its adviser and the offices of the Company were moved to San Diego, California. In December 1994, the Company's shareholders approved Centurion Counsel, Inc. as the Company's Adviser and on January 15, 1999, the shareholders and Board of the Company approved establishment of the Fund and the Board approved the Fund's fundamental investment objective and policies.

	FUND INVESTMENTS AND RISKS

Classification.	The Fund is a series of shares in an open-end,
diversified management investment company that only issues shares of common stock.  By purchasing shares in the Fund, investors are pooling their money to acquire a diversified portfolio of securities and other assets.


Investment Strategies and Risks. The Fund's non-principal investment strategies are set forth in the Prospectus.

Fund Policies. The Fund has the investment restrictions set forth below which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment
Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

To lower investment risks, the Fund, as a fundamental policy, will:

(1) have at least 75% of its total assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) having a value greater than 5% of the Fund's total assets representing more than 10% of the outstanding voting securities of such issuer;

(2) not purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

(3) not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 65% or more of its total assets, except that this restriction does not apply to U.S. Government securities;


(4) not purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities;

(5) not borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

(6) not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(7) not make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or
(c) the use of repurchase agreements;

(8) participate on a joint or joint and several basis in any securities trading account;

(9) invest in companies for the purpose of exercising control;

If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.

	FUND MANAGEMENT

Officers and Directors. The names, addresses and principal occupations of directors and executive officers of the Company for the past five years are given below:


                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (61)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  She has served as a
                              registered representative of World Invest
                              Corporation, a licensed broker-dealer
                              since 1994.

Richard E. Hall (73)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (48)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (55)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (47)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.


(F1) Although this Director may be an "affiliated person" of a broker/ dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Company has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

(F2) This Director is an "interested person" of Centurion Counsel, Inc., the Company, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.









Fund Executive and Director Compensation

The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended
December 31, 1998.

	COMPENSATION TABLE

                      COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $1800*        -0-            -0-        $1800*
Director

Richard E. Hall,     $1800*       -0-            -0-         $1800*
Director

Russell W. Ketron,   $1800*       -0-            -0-         $1800*
Director

Douglas Werner,      $1400*       -0-            -0-         $1400*
Director

* Directors are paid $400 per meeting. There were four scheduled quarterly meetings for 1998.

** Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund, the Centurion Counsel Market Neutral Fund and the Centurion Counsel Real
Estate Fund.

The Company's Board does not have a standing audit or nominating committee or committees performing similar functions. The Company pays no compensation to any of its officers and directors, except for a $200 per year retainer and a fee of $400 for each meeting attended (other than telephonically) by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings. The Board held a total of four (4) regular meetings during its last fiscal year.

	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund had outstanding 10 shares of each Class of shares, all of which were owned by the Adviser.


As of March 9, 1999, to the knowledge of management, no one person or persons could control the Company through the exercise of voting rights. As of March 9, 1999, to the knowledge of management, no person owned beneficially more than 5% of the Company's outstanding shares. The following directors or nominees for the position of director or officers, as of March 9, 1999, beneficially owned shares of the Company.




                    Number          % of Total
                    of Shares       Outstanding Shares*

Richard E. Hall      22,980             1.72%

Jack K. Heilbron      3,005              .22%

Russell W. Ketron     6,626              .49%

Doug Werner             521              .04%

* All classes on a combined basis.

	INVESTMENT ADVISORY AND OTHER SERVICES

General

Centurion Counsel, Inc. ("Centurion Counsel") is the Fund's
Adviser. Centurion Counsel was incorporated in the State of California in 1984 and has since that time been an SEC-registered investment adviser.
Centurion Counsel has acted as the Company's investment adviser since
January 1, 1995 and investment adviser to the Fund since its inception. In addition to its services to the Company, Centurion Counsel's primary business activities include investment consulting to individuals, corporations and institutions and the providing of investment banking services and other activities related to the investment and securities industries.

Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Company's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent for its Market Neutral Fund since January 1, 1995.

Centurion Institutional Services, Inc. ("CISI") was incorporated in the State of California in 1991. CISI has served as the Company's principal underwriter for its Market Neutral Fund shares (Distributor) since January
1, 1995.  CISI has been an SEC-registered broker-dealer since July 1991.
Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients.

Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.


Investment Advisory Agreement

The Company has contracted with its Adviser, Centurion Counsel, to provide investment advice and management services to the Fund pursuant to the Investment Advisory Agreement (the "Adviser Agreement"). The
Adviser Agreement continues from year to year only if approved by the Board (including a majority of disinterested directors as described above).
The Adviser Agreement may be terminated by either the Company or Centurion Counsel on 60 days' written notice to the other, and terminates automatically in certain situations. The Adviser Agreement was approved by the Company's shareholders on December 20, 1994 and was last approved by the Board (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Company) on February 5, 1999. On ___________, 1999
Centurion Counsel, as the only shareholder of each class of the Fund's shares, approved the Adviser Agreement.

Under the Adviser Agreement, Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the
supervision of the   Board.  Under the Adviser Agreement, Centurion
Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund.  Centurion Counsel has agreed to arrange for the Company's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

1.00% of the first $200-million of the Fund's average daily net assets
0.85% of average daily net assets between $200-million and $400-million
0.80% of average daily net assets between $400-million and $600-million
0.75% of average daily net assets between $600-million and $800-million
0.60% of average daily net assets between $800-million and $1-billion
0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

The Fund bears costs and expenses of its operation, other than those specifically required to be paid by Centurion Counsel under the Adviser
Agreement. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses.
 The Fund also pays the fees and bears the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission, the expense of registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Under the Adviser Agreement, Centurion Counsel must reimburse the Fund, in an amount not in excess of the adviser fee otherwise payable by the Fund to the Adviser for such period, if and to the extent that the aggregate operating expenses of the Fund (including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions) are in excess of 2.625% of the first $10 million of average net assets of the Fund, plus 1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million.
Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Adviser Agreement is last effective, subject to its right to end this obligation at the end of any Fund fiscal year.

The Fund did not pay advisory fees to Centurion Counsel before 1999.

Accounting Services Agreement

CGI acts as the Fund's accounting services agent pursuant to the Accounting Services Agreement (the "Accounting Agreement"). The
Accounting Agreement was approved by the Board (including a majority of the directors who are not parties to the Agreement, or interested persons of any such party, other than as directors of the Company), and the shareholders of the Company approved such Agreement on December 20, 1994. On ___________, 1999 Centurion Counsel, as the only shareholder of each class of the Fund's shares, approved the Accounting Agreement.
The Accounting Agreement continues from year to year only if the Board approves it in the same manner they approve the Adviser Agreement. The
Accounting Services Agreement may be terminated by either the Company or CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Under the Accounting Agreement, the Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000. The Fund did not pay CGI for accounting service fees before 1999. CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

Administration Agreement

CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Company pursuant to the Administration Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund.

For its services under this agreement, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Adviser Agreement. The Fund did not pay CGI for administrative services before 1999.


The Administration Agreement was approved by the Board
(including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the shareholders of the Company on December 20, 1994. On
____________, 1999 Centurion Counsel, as the only shareholder of each class of the Fund's shares, approved the Adviser Agreement. The agreement continues from year to year only if the Company's directors approve them in the same manner as they approve the Investment Advisory
Agreement. The Administration Agreement may be terminated by either the Company or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

UNDERWRITING ARRANGEMENTS

CISI, as the Fund's Distributor or principal underwriter, sells the Fund's shares under the Distribution Agreement with the Company, as amended, dated January 1, 1995 and effective November 6, 1996. Under the Distribution Agreement, CISI bears the costs of all advertising and promotion expenses in connection with the distribution of the Fund's shares
(except those expenses assumed by the Fund's investment adviser).  The
Distribution Agreement was last approved by the Board (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Company) on February 5, 1999. The Distribution Agreement may be terminated by either
CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares before January 1999.

Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not with CISI.

As compensation for its services, CISI receives a front-end commission in the case of Class A shares, a contingent deferred sales charge
("CDSC") in the case of Class B shares and 12b-1 fees in the case of Class
A shares, Class B shares and Class C shares as described below.

Class A Shares

The Distributor receives a sales charge equal to 4.75% of the gross price of Class A shares it places which it may reallow to dealers through whom purchases are made in an amount equal to 4.0% of the amount invested. Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933. The Distributor may also pay broker-dealers, registered investment advisers, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of such reallowance to dealers. Such financial institutions, other industry professionals and dealers are referred to as "Service
Organizations." In addition, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.


Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

Class B Shares

Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table.

	                  Contingent Deferred Sales Charge Table
	                  Contingent Deferred Sales Charge
	                  as a Percentage of
Year Since Purchase	Dollar Amount Subject to Charge

First	                               4%
Second                               4%
Third	                               3%
Fourth                               2.5%
Fifth	                               1.5%
Sixth	                               None


The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees. The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.
Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period. As an example, assume an investor purchased
100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through reinvestment of dividends.
 If at such time the investor makes his or her first redemption of 50 shares
(proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).


The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan,
(iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

A commission or transaction fee of 4% of the purchase amount will be paid by the Distributor to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

Class C Shares

Class C shares are offered at the next determined net asset value.
 Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

Class D Shares

The Class D shares are sold at net asset value only to persons who are Adviser Professionals or Eligible Employees, as defined under "CAPITAL STOCK AND OTHER SECURITIES" below. No front-end, deferred or other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares.

12b-1 Fees

For each class of its shares, the Fund has adopted a Plan of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan of Distribution was adopted by the Fund on ___________, 1999 upon the approval of Centurion Counsel, the only shareholder of each Class of the Fund's shares. The Plan of Distribution authorizes the Fund to pay Rule 12b-1 fees. As compensation for share distribution-related services it performs under its Distribution Agreement with the Fund, CISI receives a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CISI will receive as compensation for shareholder services it performs under its Shareholder Services Agent Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CISI may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

The Plan of Distribution for the Class C Shares was entered into on January 1, 1995 and for each of the Class A shares and Class B shares was entered into on November 6, 1996, the first date on which the Fund offered
Class A and Class B shares. CISI may reallow all or a portion of its 12b-1 fees to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the respective class.


These 12b-1 fees are to compensate CISI and the participating dealers for their sales of the Fund's shares, based on a percentage of the net assets of the Fund relating to the respective class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund.
 Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

The Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described above. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in the Plan of Distribution limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan of Distribution were terminated or not continued, the Fund would not be contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund. However, in the sole discretion of the Board, the Fund could determine to reimburse all or a portion of any such amounts.


Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1.  Rule
l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.  In addition, Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements.  Rule
l2b-1(b)(3) requires that the plan or agreement provide, in substance:  (1)
that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding shares of the
Company.  Rule l2b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1.  Rule
l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors.  Rule l2b-1(e) provides that the
Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

CISI did not receive any distribution services fees in connection with its sale of the Fund's shares before 1999.

Custodian; General Counsel; Auditors

Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

Squire & Company acts as the Fund's independent public accountants.

Rushall & McGeever acts as the general counsel for the Fund.

	BROKERAGE ALLOCATIONS AND OTHER PRACTICES

In effecting securities and commodities transactions, the Fund's investment adviser seeks to obtain the best price and execution of orders.
 Commission rates, being a component of price, are considered together with other relevant factors.

The Fund expects to use affiliates of Centurion Counsel, including
CISI, as brokers of the Fund's portfolio securities but only if the provisions of Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.


In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment adviser, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund.
 To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers (except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

As the Fund was established in 1999, CISI or its affiliated brokers did not receive compensation in connection with Fund activities prior to 1999.

CAPITAL STOCK AND OTHER SECURITIES

General

The Articles of Incorporation of the Fund authorize the Fund to issue Class A, Class B, Class C and Class D shares pursuant to the Fund's
Multiple Class Share Plan (this "Plan"), which was last amended by the Board and approved by a majority vote of the Company's shareholders on January 15, 1999.


Under the Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D Shares in accordance with the following. The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

Class A Shares

Class A shares are sold at net asset value per share plus a maximum initial sales charge ("front-end sales charge") set from time to time by the Board. Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares. Class A shares are subject to an ongoing service fee ("shareholder services fee") at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares.

Class B Shares

Class B shares are sold at net asset value per share and are subject to a maximum contingent deferred sales charge if they are redeemed within five years of purchase. Initially, the maximum deferred sales charge shall be 4% of the redemption proceeds during the first year and second year, declining each year thereafter to 0% after the fifth year. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares.
 Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Class C Shares

Class C shares are sold at net asset value per share and are not subject to a front-end or a deferred sales charge. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class
C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Class D Shares


Class D shares are sold at net asset value only to persons who qualify as an Adviser Professional, Eligible Employee, or Eligible Account.
 No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. The Adviser
Professionals shall mean investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean (a) current or retired directors of the Funds, current or retired employees of the Fund's adviser, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the Fund's adviser and any of its affiliated companies; (b) employees and registered representatives of Adviser professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D
Shares, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

Conversion Feature

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class
B shares from most of the burden of the ongoing distribution fee.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue
Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Dividends

Dividends paid by the Fund with respect to Class A, Class B, Class
C and Class D shares will be calculated in the same manner at the same time on the same day, except that the ongoing service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder
Services/Transfers - Exchange Privilege."

For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's
Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


Income and Expenses

The income and expenses of the Fund must be allocated among each class of shares as follow:

Separate Distribution Expenses. Each class at all times maintains a separate arrangement for shareholder services or the distribution services or both, and pays all of the expenses of that arrangement ("distribution expenses").

Allocation of Income, Realized and Unrealized Capital Gains and
Losses, and Expenses. Each class is allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Board may require one or more classes to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a class, or if a class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.

Advisory Fees.  Each class of shares pays the same advisory fee.


Waiver of Expenses. Expenses may be waived or reimbursed by the Adviser, Distributor, or any other provider of services to the Fund.

Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular class pursuant to the foregoing:

(1)    Except as permitted in paragraph (ii)
below, shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund;

(2) If the Fund operates pursuant to Rule 270.2a-7 under the 1940 Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

(aa)	To each Share without regard to
class, provided that the Fund has received
undertakings from its adviser, principal
underwriter or any other provider of services to
the Fund, agreeing to waive or reimburse the Fund
for payments to such service provider by one or
more classes, as allocated under paragraph (i)
above, to the extent necessary to assure that all
classes of the Fund maintain the same net asset
value per share; or

(bb)	On the basis of relative net assets
(settled shares).  For purposes of this subsection
(e), "relative net assets (settled shares)" are net
assets valued in accordance with generally
accepted accounting principles but excluding the
value of subscriptions receivable, in relation to the
net assets of the Fund.

Voting Rights

All of the Company's shares have one vote. All shares vote as a single class for directors and other matters, except on any matter which affects only a specific Fund or as otherwise may be required by the 1940
Act. Each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class. Each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Except as described above, each class has in all other aspects the same rights and obligations as each other class.

Under the Company's Articles of Incorporation, the Board may authorize one or more additional classes with any of the following rights or provisions.

(a) An exchange privilege providing that shares of a class may be exchanged for certain securities of another company.

(b) Authorize and effect a conversion whereby the shares of one class (the "purchase class") will be exchanged automatically for shares of another class (the "target class") after a specified period of time, provided that:

(i) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

(ii)  The expenses, including payments
authorized under a plan adopted pursuant to  270.12b-1
("Rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a Rule
12b-1 plan, for the purchase class; and

(iii)	If the amount of expenses, including
payments authorized under a Rule 12b-1 plan, for the target
class is increased materially without approval of the
shareholders of the purchase class, the Fund will establish
a new target class for the purchase class on the same terms
as applied to the target class before that increase.

Currently, only the Class B shares have such a conversion right.

(c) A conversion feature providing that shares of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

(i) The shareholder is given prior notice of the proposed conversion; and

(ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.

Factors for Consideration

In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments.
 Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B Shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A Shares and the contingent deferred sales charges on Class B Shares. Under most circumstances, investment originally made in Class A Shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C Shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule
12b-1 expenses charged to Class C Shares. This would also tend to be true for investments originally made in Class B Shares which are liquidated after eight years when they convert to Class A Shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.


The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase. In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class
B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

	RETIREMENT ACCOUNTS

The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including
Individual Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans (for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

	ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

* The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

* The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

* Other emergency periods declared by the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.


The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued.
 If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange
Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

	TAXATION OF THE FUND

Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Code, and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code. However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed. Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending
October 31 of the calendar year.

Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.


For federal tax purposes, an exchange of the shares for the shares of another Centurion Counsel Fund will be considered a taxable sale of the first-purchased shares. Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege.
However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

	CALCULATION OF PERFORMANCE DATA


Total Return Calculations

The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:

Where: P(I + T) TO THE POWER OF n = ERV

Where:

T     =     Average annual total return

ERV   =     Ending redeemable value of a hypothetical $1,000 payment
made at the beginning of a period at the end of such period.

P     =     A hypothetical initial payment of $1,000.

n     =     Number of years.

The calculation of average annual total return assumes that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Unlike 'bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is affected by many factors, including the performance of the Fund's individual securities investments, changing market conditions, the composition of the Fund's portfolio and the Fund's operating expenses.


Performance Comparisons

Investors may compare the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc'. and Standard & Poor's
Corporation and to data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service which monitors the performance of mutual funds.  Comparisons may also be made to indices or data published in certain periodicals, including  BARRON'S, BUSINESS WEEK,
CDA/WIESENBERGER, FORBES, IBBOTSON ASSOCIATES,
INSTITUTIONAL INVESTOR,  MONEY MAGAZINE,
MORNINGSTAR, INC., THE NEW YORK TIMES, THE WALL
STREET JOURNAL and U.S.A. TODAY.   In addition to performance
information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles
(such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3)
presentations of statistical data to supplement such discussions; (4)
descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations;
and (9) testimonials describing the experience of persons that have invested in the Fund. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

	LIMITATION OF DIRECTOR LIABILITY


Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities
Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

	ADDITIONAL INFORMATION

The Company was originally incorporated under the name "IRI
Stock Fund, Inc."  The shareholders of the Fund, at a meeting held on May
10, 1989, approved an amendment to the Articles of Incorporation (the
"Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion
T.A.A. Fund, Inc." On January 15, 1999, the shareholders of the Fund approved an amendment to the Article providing that the name "Centurion
T.A.A. Fund, Inc." be changed to "Centurion Counsel Funds, Inc.," all outstanding shares of the Fund be reclassified as the "Centurion Counsel
Market Neutral Fund" series and the "Centurion Counsel Growth Fund" series and the "Centurion Counsel Real Estate Fund" series of shares were authorized.

The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933 and the 1940 Act, with respect to the common stock offered hereby.
 This Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The
Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.


	FINANCIAL STATEMENTS

The Fund is newly formed and has no Financial Statements.



               PART C -- OTHER INFORMATION

Item 23.  Exhibits

(a)(1)    Articles of Incorporation of Registrant.(3)

(a)(2)    Articles of Amendment of Registrant.(3)

(a)(3)    Articles of Amendment of Registrant to change name to "Excel
Value Fund, Inc."(3)

(a)(4) Articles of Amendment of Registrant to change name to "Centurion T.A.A. Fund, Inc."(3)

(a)(5) Articles of Amendment of Registrant authorizing multiple classes of shares.(2)

(a)(6) Articles of Amendment of Registrant to change name to "Centurion Counsel Funds, Inc." and to redesignate outstanding shares as the "Centurion Counsel Market Neutral Fund" series.


(b)    Restated Bylaws of Registrant.(3)

(c)(1)    Multiple Class Share Plan.(2)

(c)(2)    Specimen copy of share certificate of Registrant.(2)

(4)    Form of Investment Advisory Agreement of
Centurion T.A.A. Fund, Inc.(Market
Neutral Fund Series).(1)

(d)(1)    Advisory Agreement Terms and Conditions
Dated January 1, 1999.

(d)(2)    Investment Advisory Agreement of
Centurion Growth Fund.

(d)(3)    Investment Advisory Agreement of
Centurion Real Estate Fund.

(e)    Form of Distribution Agreement of
Centurion T.A.A. Fund, Inc. (Market
Neutral Fund Series).(2)

(e)(1)    Distribution Agreement Terms and
Conditions Dated January 1, 1999.

(e)(2)    Distribution Agreement of Centurion
Growth Fund.

(e)(3)    Distribution Agreement of Centurion Real
Estate Fund.

(e)(4)    Shareholder Services Agent Agreement of
Centurion Growth Fund.

(e)(5)    Shareholder Services Agent Agreement of
Real Estate Fund.

(f)   Not applicable.

(g)   Custodian Agreement.(2)


(h)(1)    Form of Administration Agreement of
Centurion T.A.A. Fund, Inc. (Market
Neutral Fund Series).(2)

(h)(2)    Form of Accounting Services Agreement of
Centurion T.A.A. Fund, Inc. (Market
Neutral Fund Series).(2)

(h)(3)    Form of Shareholder Services Agent
Agreement of Centurion T.A.A. Fund, Inc.
(Market Neutral Fund Series).(2)

(h)(4)    Administration Agreement Terms and
Conditions Dated January 1, 1999.

(h)(5)    Administration Agreement of Centurion
Growth Fund.

(h)(6)    Administration Agreement of Centurion
Real Estate Fund.

(h)(7)    Accounting Services Agreement Terms And
Conditions Dated January 1, 1999.

(h)(8)    Accounting Services Agreement of
Centurion Growth Fund.

(h)(9)    Accounting Services Agreement of
Centurion Real Estate Fund.

(i)   Opinion and Consent with respect to
Centurion T.A.A. Fund, Inc. (Market Neutral
Fund Series).

(i)(1)    Opinion and Consent with respect to
Centurion Growth Fund.

(i)(2)    Opinion and Consent with respect to
Centurion Real Estate Fund.

(j)(1)    Consent of Squire & Company.

(j)(2)    Consent of Boros & Farrington.

(k)   Not applicable.

(l) Letter of Investment Intent with respect to Centurion T.A.A. Fund, Inc. (Market
Neutral Fund Series).(1)

(m)(1)    Market Neutral Fund Series Rule 12b-1
Plan of Distribution (Class C Share
Plan).(2)

(m)(2)    Market Neutral Fund Series Rule 12b-1
Plan of Distribution for Class A
Shares.(2)

(m)(3)    Market Neutral Fund Series Rule 12b-1
Plan of Distribution for Class B
Shares.(2)

(m)(4)    Class A Share Plan of Distribution Dated
January 1, 1996.

(m)(5)    Class B Share Plan of Distribution Dated
January 1, 1996.

(m)(6)    Class C Share Plan of Distribution Dated
August 1, 1994.

(m)(7)    Class A Plan Adoption Agreement of
Centurion Growth Fund.

(m)(8)    Class B Plan Adoption Agreement of
Centurion Growth Fund.

(m)(9)    Class C Plan Adoption Agreement of
Centurion Growth Fund.

(m)(10)   Class A Plan Adoption Agreement of Centurion Real
Estate Fund.

(m)(11)   Class B Plan Adoption Agreement of Centurion Real
Estate Fund.

(m)(12)   Class C Plan Adoption Agreement of Centurion Real
Estate Fund.

(14)    Not applicable.

(15)    Not applicable.
_______________________________________

(1)   Incorporated by reference to Amendment to the Registration
Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on April 9, 1996 (Accession
No. 0000355419-96-000005).

(2)   Incorporated by reference to Amendment to the Registration
Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on November 6, 1996
(Accession No. 0000355419-96-000024).


(3)   Incorporated by reference to Amendment to the Registration
Statement on Form N-1A of Centurion Counsel Funds, Inc.
filed with the Securities and Exchange Commission on April 29, 1999
(Accession No. 0000355419-99-000013).

Item 24.  Persons Controlled by or Under Common Control with
Registrant

Not applicable.

Item 25.  Indemnification

Indemnification.  Article 7(d) of the Registrant's Articles of
Incorporation and Article VIII of its Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota
Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.


The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a) has not received indemnification for the same conduct from any other party or organization;

(b)   acted in good faith;

(c)   received no improper personal benefit;

(d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;

(e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant;
and

(f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law
(including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in
Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Other.  Reference is made to Section 9 of the Distribution
Agreement filed as Exhibit (6) to this Registration Statement.

Item 26.  Business and Other Connections of Investment Advisor

Information on the business of the Registrant's investment advisor is described in the section of the Statement of Additional
Information relating to "Centurion Counsel, Inc., Centurion
Group, Inc. and Centurion Institutional Services, Inc." filed as part of this Registration Statement.

The following table includes a listing of the name and principal business address of each director and executive officer of Centurion Counsel, Inc., the Registrant's investment advisor, the position(s) held with Centurion Counsel, Inc. and any other business, profession, vocation or employment of a substantial nature in which such persons currently engage or have engaged (in the capacity of director, officer, employee, partner or trustee) during the past two years.




Name and Principle       Position(s) with                 Other Occupations
Business Address         Centurion Counsel, Inc.          During Past Two Years
Jack K. Heilbron         Chairman of the Board and        Chairman of the Board and Chief
11545 W. Bernardo Court  Chief Investment Officer         Executive Officer of the Registrant.
Suite 100                                                 Chairman of the Board of Directors of
San Diego, CA 92127                                       CI Holding Group, Inc. ("CI Holding"),
                                                          the parent corporation of Centurion
                                                          Counsel, Inc.  Mr. Heilbron also serves
                                                          as the Chairman and a Director of other
                                                          operating subsidiaries of CI Holding.


Kenneth W. Elsberry      President, Chief Financial       President, Chief Financial Officer and
11545 W. Bernardo Court, Officer and Director             Treasurer of the Registrant.  Chief
Suite 100                                                 Financial Officer and Director of C I
San Diego, CA 92127                                       Holding and other of its operating
                                                          subsidiaries.

Mary R. Limoges          Executive Vice President,        Secretary of Registrant.  Executive Vice
11545 W. Bernardo Court, Secretary and Director           President, Secretary and Director of C I
Suite 100                                                 Holding and serves as Executive Officer of
San Diego, CA 92127                                       of other of its operating subsidiaries.




Item 27.  Principal Underwriters

The following table sets forth the name and principal business address of each director and officer of Centurion Institutional Services, Inc., the Registrant's principal underwriter, and the positions, if any, such persons hold with Centurion Counsel Funds, Inc.



                         Position(s) and Office(s)
Name and Principle       with Centurion Institutional    Positions and Offices
Business Address         Services, Inc.                  with the Registrant


Mary R. Limoges          President, Chief Executive      Secretary
11545 W. Bernard Court   Officer and Director
Suite 100
San Diego, CA 92127

Kenneth W. Elsberry      Chief Financial Officer and     President, Chief
11545 W. Bernardo Court  Director                        Executive Officer,
Suite 100                                                Treasurer, Chief
San Diego, CA 92127                                      Financial Officer


Item 28.  Location of Accounts and Records

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202-
1118, acts as the custodian of the Registrant's portfolio securities and cash.
 Centurion Group, Inc., 11545 W. Bernardo Court, Suite 100, San Diego, California 92127, acts as Registrant's transfer agent, dividend disbursing agent, administrative services agent and accounting services agent. Star Bank, N.A. and Centurion Group, Inc. will maintain certain books and records in connection with their respective duties. All other records, including the Registrant's minute books, will be kept by the Registrant.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

(a)	Not applicable.

(b)	Not applicable.


	SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Diego, State of California, on the ____ day of June 1999.

CENTURION
COUNSEL FUNDS, INC.


By:	/s/
Kenneth W. Elsberry
Chief Executive Officer
and
Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature            Title                       Date

/s/                  Chairman of the Board of    June 21, 1999
Jack K. Heilbron     the Registrant.

/s/                  President, Chief Executive  June 21, 1999
Kenneth W. Elsberry  Officer, Chief Financial
                     Officer.

/s/                  Director of the Registrant  June 21, 1999
Carol Ann Freeland

/s/                  Director of the Registrant  June 21, 1999
Richard E. Hall

/s/                  Director of the Registrant  June 21, 1999
Russell W. Ketron

/s/                  Director of the Registrant  June 21, 1999
Douglas Werner



Exhibit (d)(1)

INVESTMENT ADVISORY AGREEMENT

TERMS AND CONDITIONS

DATED JANUARY 1, 1999


The terms and conditions set forth below shall apply to each Investment Advisory Agreement ("Agreement") by and between CENTURION COUNSEL FUNDS, INC., a Minnesota corporation (the "Company"), and CENTURION COUNSEL, a California corporation ("Centurion Counsel"), into which they have been expressly incorporated. Terms used herein not otherwise defined herein shall have the meanings set forth in the respective Agreement.
Section 1. Investment Advisory Services.
Subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Board of Directors of the Company (the"Board"), Centurion Counsel shall have the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund.
Centurion Counsel shall report to the Board regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of Centurion Counsel to the investment policies of the Fund.
Centurion Counsel shall, at its own expense, furnish the Company office facilities, personnel and equipment for administering the Fund and for servicing its investments portfolio. Centurion Counsel shall arrange for the Company's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or the Board.
Centurion Counsel shall be responsible for continuously supervising and monitoring the performance of the various organizations providing services to the Fund, and for periodically reporting to the Board on the performance of such organizations.

Centurion Counsel hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Company, and in the event that a transfer of investment advisory services to someone other than Centurion Counsel should ever occur, Centurion
Counsel will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.
Section 2. Compensation for Services. In payment for the investment advisory services to be rendered by Centurion Counsel hereunder, the Fund shall pay to Centurion Counsel a quarterly fee, which fee shall be paid to Centurion Counsel not later than the fifth business day following the end of each fiscal quarter in which said services were rendered. Said quarterly fee shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day of the quarter pursuant to the Company's Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund and shall be equal to an annual rate of 1.00% of the Fund's first $200-million of average daily net assets plus a lesser percentage of assets in excess of $200-million as follows:

 .85% of net assets between $200-million and $400-million;
 .80% of net assets between $400-million and $600-million;
 .75% of net assets between $600-million and $800-million;
 .60% of net assets between $800-million and $1-billion; and
 .50% of all net assets over $1-billion.

Section 3. Allocation of Expenses

(a)	In addition to the fee described in Section
2 hereof, the Fund shall pay all its expenses which are
not expressly to be borne by Centurion Counsel.  These
Fund expenses include, by way of example but not by way
of limitation, all expenses incurred in the operation of
the Fund and any public offering of its shares,
including, among others, interest, taxes, brokerage fees
and commissions, fees of the directors who are not full-
time employees of Centurion Counsel, or any of their
affiliates, expenses of directors' and shareholders'
meeting, including the cost of printing and mailing
proxies, expenses of insurance premiums for fidelity and
other coverage, expenses of repurchase and redemption of
shares, expenses of issue and sale of shares (to the
extent not borne by Centurion Institutional Services,
Inc., the Fund's principal underwriter, under its
Distribution Agreement with the Fund), expenses of
printing and mailing stock certificates representing
shares of the Fund, association membership dues, charges
of custodians, transfer agents, dividend disbursing
agents and accounting services agents,  bookkeeping and
auditing (including computerized accounting system
maintenance fees) and legal expenses.  The Fund will also
pay the fees and bear the expense of registering and
maintaining the registration of the Fund and its shares
with the Securities and Exchange Commission and
registering or qualifying its shares under state or other
securities laws and the expense of preparing and mailing
Prospectuses, Statements of Additional Information and
reports to existing Fund shareholders.  Centurion Counsel
will endeavor to advance these costs on behalf of the
Fund and, to the extent it does so, it shall be
reimbursed by the Fund, subject to Section 4 below.
(b)	Except as provided in subsection (c) of
this Section 3, Centurion Institutional Services, Inc., under its Distribution Agreement with the Fund, shall bear all promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing and mailing of the Fund's Prospectuses and Statement of Additional Information for new shareholders.

(c)	Centurion Counsel may not use any portion
of the fee paid by the Fund pursuant to Section 2 hereof to pay for expenses in connection with the distribution of the Fund's shares, including without limitation any sales commissions to broker-dealers participating in the distribution of the Fund's shares.
Section 4. Limit on Expense. All compensation and expense reimbursements required under this Section 4 and under Section 2 and Section 3, respectively, shall be payable by the Company only from the assets of the Fund.

Centurion Counsel shall reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund, including the fee payable by the Fund to Centurion
Counsel pursuant to Section 2 hereof and the reimbursements by the Fund to Centurion Counsel pursuant to Section 3(a) hereof, but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes and brokerage fees and commissions, are in excess of the Expense
Limitation. The amount of any such reimbursements to the Fund by Centurion Counsel shall be determined and made quarterly at the same time as the fee payable to Centurion Counsel is determined and payable pursuant to
Section 2 hereof. The reimbursement amount shall be based on estimated annualized expenses at the end of each of the first three quarters of each year and shall be determined and adjusted for the fourth quarter of each year based on actual Fund expenses for the year.
Centurion Counsel shall make the foregoing reimbursements with respect to such operating expenses incurred by the Fund during any fiscal year during any part of which the Agreement is effective, irrespective of whether the Agreement is terminated prior to the end thereof.
Centurion Counsel has the right to terminate its obligation under this Section 4 as of the end of the then current fiscal year of the Fund.

Section 5. Freedom to Deal With Third Parties.
Centurion Counsel shall be free to render services to others similar to those rendered under the Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

Section 6. Reports to Directors of the Fund.
Appropriate officers of Centurion Counsel shall provide the directors of the Fund with such information as is required by any plan of distribution adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, as amended.

Section 7. Notices.  Any notice under the
Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.


Exhibit (d)(2)


INVESTMENT ADVISORY AGREEMENT

FOR

CENTURION COUNSEL GROWTH FUND SERIES


THIS INVESTMENT ADVISORY AGREEMENT is dated and made as of __________ 1999 (the "Effective Date"), by and between CENTURION COUNSEL FUNDS, INC., a Minnesota corporation (the "Company"), and CENTURION COUNSEL, a California corporation ("Centurion Counsel").Section 1. Engagement. The Company hereby engages Centurion Counsel and Centurion Counsel hereby agrees to act as investment adviser for and to manage the investment assets allocated to and the affairs of the series of shares of the Fund designated the Centurion
Counsel Growth Fund (the "Fund"). The Fund is a multi-class series of the Company's common stock, the assets and liabilities of which are maintained in a separate investment portfolio and the income and expenses of which are determined separately from the other series of the Company's common stock. The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Company's Articles of Incorporation, the Bylaws, and the Registration Statement, the current Prospectus and Statement of Additional Information of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and Statement of Additional Information and as interpreted from time to time by the Company's Board of Directors (the "Board").
Section 2. Terms and Conditions.  This
Investment Advisory Agreement ("Agreement") shall be subject to the Investment Advisory Agreement Terms and Conditions dated January 1, 1999, a copy of which is attached hereto and incorporated herein by reference.

Section 3. Expense Limitation.  For the
purposes of limiting the Fund's expenses, the limitation shall be 2.50% (the "Expense Limitation").
Section 4. Effective Date, Duration and
Termination of Agreement. This Agreement shall be effective as of the Effective Date. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year from the date of its execution, but only so long as such continuance is specifically approved at least annually by a majority of the Board, including a majority of the directors who are not interested persons of Centurion
Counsel. This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Centurion Counsel, upon 60 days' written notice to the other party.

This Agreement shall automatically terminate in the event of its assignment as such term is defined by the Investment Company Act of 1940 (the "1940 Act"), as amended.

Section 5. Amendments to Agreement.  No
material amendment to this Agreement (including the Investment Advisory Agreement Terms and Conditions) shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

Section 6. Counterparts. This agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instruments.

IN WITNESS WHEREOF, the Fund and Centurion Counsel
have caused this Agreement to be executed by their duly
authorized officers as of the day and year first above
written.
CENTURION COUNSEL, INC.			CENTURION COUNSEL
                                    FUNDS, INC.


By:							By:


Its							Its


Exhibit (d)(3)


INVESTMENT ADVISORY AGREEMENT

FOR

CENTURION COUNSEL REAL ESTATE FUND SERIES


THIS INVESTMENT ADVISORY AGREEMENT is dated and made as of __________ 1999 (the "Effective Date"), by and between CENTURION COUNSEL FUNDS, INC., a Minnesota corporation
(the "Company"), and CENTURION COUNSEL, a California corporation
("Centurion Counsel").

Section 1. Engagement. The Company hereby engages Centurion Counsel and Centurion Counsel hereby agrees to act as investment adviser for and to manage the investment assets allocated to and the affairs of the series of shares of the Fund designated the Centurion
Counsel Real Estate Fund (the "Fund"). The Fund is a multi-class series of the Company's common stock, the assets and liabilities of which are maintained in a separate investment portfolio and the income and expenses of which are determined separately from the other series of the Company's common stock. The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Company's Articles of Incorporation, the Bylaws, and the Registration
Statement, the current Prospectus and Statement of Additional Information of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and Statement of Additional Information and as interpreted from time to time by the Company's Board of Directors (the "Board").

Section 2. Terms and Conditions.  This
Investment Advisory Agreement ("Agreement") shall be subject to the Investment Advisory Agreement Terms and Conditions dated January 1, 1999, a copy of which is attached hereto and incorporated herein by reference.

Section 3. Expense Limitation.  For the
purposes of limiting the Fund's expenses, the limitation shall be 2.50% (the "Expense Limitation").
Section 4. Effective Date, Duration and
Termination of Agreement. This Agreement shall be effective as of the Effective Date. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.
Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year from the date of its execution, but only so long as such continuance is specifically approved at least annually by a majority of the Board, including a majority of the directors who are not interested persons of Centurion
Counsel. This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Centurion Counsel, upon 60 days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment as such term is defined by the Investment Company Act of 1940 (the "1940 Act"), as amended.

Section 5. Amendments to Agreement.  No
material amendment to this Agreement (including the Investment Advisory Agreement Terms and Conditions) shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.


Section 6. Counterparts. This agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instruments.

IN WITNESS WHEREOF, the Fund and Centurion Counsel have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

CENTURION COUNSEL, INC.			CENTURION COUNSEL
                                    FUNDS, INC.


By:							By:


Its							Its



Exhibit (e)(1)


DISTRIBUTION AGREEMENT

TERMS AND CONDITIONS

DATED JANUARY 1, 1999



The terms and conditions set forth below shall apply to each Distribution Agreement by and between Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company"), and Centurion Institutional Services, Inc., a California corporation ("CISI"), into which they have been expressly incorporated. Terms used herein not otherwise defined herein shall have the meanings set forth in the respective Agreement.

Section 1.	Underwriting Services.  CISI shall distribute the
Shares through dealers or otherwise, and shall distribute the Class
D shares of the Fund to Advisor Professionals, Eligible Employees, and Eligible Accounts as defined in the Fund's current Prospectus.
CISI agrees to offer such Shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold in the manner described in the Fund's Prospectus included in the Registration Statement on Form N-1A relating to the Fund filed with the U.S. Securities and Exchange Commission, as amended, effective on the date hereof and as it may be amended in the future (the "Registration Statement").

Section 2.	Sale of Fund Shares.  The Shares are to be sold only on the
following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Company. Any offer or sale shall be conclusively presumed to have been accepted by the Company if it fails to notify the Distributor of the rejection of such offer or sale prior to the computation of the net asset value of the Shares next following receipt by the Company of notice of such offer or sale.

(2) No Share shall be sold by CISI (i) for any consideration other than cash or, pursuant to any exchange privilege provided for by the Fund's currently effective Prospectus or Statement of Additional Information filed as part of the Registration Statement, shares of any other investment company for which CISI acts as an underwriter, or
(ii), except in instances otherwise provided for by the Fund's currently effective Prospectus or Statement of Additional Information, for any amount less than the public offering price of each respective Class of shares, which shall be determined in accordance with the Fund's currently effective Prospectus and Statement of Additional
Information.

Section 3.	Registration of Shares.  The Company
agrees to make prompt and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of Fund shares for sale in such jurisdictions as the Company may designate.

Section 4.	Information to be Furnished to CISI.  The
Company agrees that it will furnish CISI with such information with respect to the affairs and accounts of the Company as CISI may from time to time reasonably require, and further agrees that CISI at all reasonable times, shall be permitted to inspect the Company's books and records for the Fund.

Section 5.	Allocation of Expenses.  During the
period of this contract, the Company shall pay or cause to be paid from the Fund's allocated cash, investment portfolio, cash and other allocated assets, if any, all expenses, costs and fees incurred by the Fund which are not assumed by CISI
or Centurion Counsel, Inc. ("Centurion").   Except as
provided in Section 6 hereof and except for such expenses as are assumed by Centurion, CISI shall pay all advertising and promotional expenses in connection with the distribution of the Shares, including paying for printing and distribution of the Fund's Prospectus and Statement of Additional Information for new shareholders.

Section 6.	Limitation of CISI's Authority.  CISI
shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Company.

Section 7.	Subscription for Shares - Refund for
Canceled Orders. CISI shall subscribe for Shares only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. In the event that an order for the purchase of Shares is placed with CISI by a customer or dealer and subsequently canceled, CISI shall forthwith cancel the subscription for such Shares entered on the books of the Company, and, if CISI has paid the Company for such Shares, shall be entitled to receive from the Company in refund of such payment the lesser of:
(a)	The consideration received by the Fund for said
shares; or
(b) The net asset value of such shares at the time of cancellation by CISI.
Anything in this Agreement to the contrary notwithstanding, CISI shall look for payment of any compensation or reimbursements hereunder only to the allocated assets of the Fund.

Section 8.	Indemnification of the Fund.  CISI
agrees to indemnify the Company against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the Shares by CISI. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, CISI shall defend such action on behalf of the Company at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, CISI shall not be required to pay or reimburse the Company for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by the Company to CISI, or to CISI by a director, officer, or employee of the Company who is not an interested person of CISI unless the information so supplied or omitted was available to CISI or the Fund's investment advisor without recourse to the Company or any such person referred to above.

Section 9.	Freedom to Deal with Third Parties.
CISI shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

Section 10.	Reports to the Board.  Appropriate
officers of CISI shall provide the Company's Board of Directors (the "Board") with such information as is required by the Plans of Distribution for Class A, Class B, and/or Class C Shares of the Fund or any other plan of distribution adopted by the Company pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.
Section 2. Notices.  Any notice under this
Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.


Exhibit (e)(2)

DISTRIBUTION AGREEMENT

FOR

CENTURION COUNSEL GROWTH FUND SERIES



THIS DISTRIBUTION AGREEMENT is dated and made effective on _______________, 1999 (the "Effective Date") by and between
Centurion Counsel Funds, Inc., a Minnesota corporation (the
"Company"), and Centurion Institutional Services, Inc., a
California corporation ("CISI"). In consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

	W I T N E S S E T H:
Section 1.	Engagement.  The Company hereby engages the CISI,
and CISI hereby agrees to act, as principal underwriter for the Company in the sale and distribution of Class A shares, Class B shares, Class C shares and Class D shares (the "Shares") of its series of Shares designated as the Centurion Counsel Growth Fund series (the "Fund").

Section 2.	Terms and Conditions.  This Distribution Agreement
("Agreement") shall be subject to the Distribution Agreement
Terms And Conditions dated January 1, 1999 (the "Terms And Conditions"), a copy of which is attached hereto and incorporated
herein by reference.  Section 3.	Compensation to CISI.  It is
understood and agreed by the parties hereto that CISI will received, as compensation for services it performs hereunder:

(a)	a sales charge in accordance with Schedule A hereto; and

(b) a distribution fee which shall be paid quarterly to CISI with respect to each of the Class B shares and the Class C shares not later than the fifth business day following the end of each calendar quarter in which said services were rendered. Said distribution fees shall be equal to an annual rate of 0.75 of 1% of the Fund's average daily net assets attributable to Class B shares and Class
C shares, respectively, determined as of the close of each business day of the calendar quarter pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. Said distribution fees shall be used by CISI to compensate broker-dealers, including CISI, and CISI's registered representatives, for their sale of Shares based upon a percentage of the net assets allocated to the Fund for which such broker-dealers or registered representatives are responsible by reason of their sale of Shares, and to pay other advertising and promotional expenses in connection with the distribution of Shares.

Section 4.	Effective Date, Duration and Termination of Agreement.
This Agreement is effective on the Effective Date. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company (the "Board"), including the specific approval of a majority of the directors who are not interested persons as defined in the provisions of the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

Section 5.	Amendments to Agreement.  No material amendment to this
Agreement shall be effective until approved by CISI and by the Board in the manner discussed in Section 4 hereof.

Section 2. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instruments.IN WITNESS WHEREOF, the Company and CISI have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

CENTURION COUNSEL FUNDS,
INC.


By:


Its


CENTURION INSTITUTIONAL
SERVICES, INC.


By:


Its

SCHEDULE A

Sales Charge Schedule


1. Class A Shares

A front-end sales charge of 4.75% as follows:




As % of Net Amount                          Reallowed to Dealers
Investment          As % of Offering Price  (as % of Offering Price)


4.99%                    4.75%                            4.00%


2. Class B Shares

A contingent deferred Sales Charge as follows:



                              Contingent Deferred Sales
                              Charge
                              as a Percentage of
                              Dollar Amount Subject to
Year Since Purchase           Charge


First	                           4%
Second                           4%
Third	                           3%
Fourth                           2.5%
Fifth	                           1.5%
Sixth	                           None


3. Class C Shares
None

4. Class D Shares
None



Exhibit (e)(3)



DISTRIBUTION AGREEMENT

FOR

CENTURION COUNSEL REAL ESTATE FUND SERIES



THIS DISTRIBUTION AGREEMENT is dated and made effective on _______________, 1999 (the "Effective Date") by and between Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company"), and Centurion Institutional Services, Inc., a California corporation ("CISI"). In consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

	W I T N E S S E T H:
Section 1.	Engagement.  The Company hereby engages the CISI, and
CISI hereby agrees to act, as principal underwriter for the Company in the sale and distribution of Class A shares, Class B shares, Class C shares and Class D shares (the "Shares") of its series of Shares designated as the Centurion Counsel Real Estate Fund series (the "Fund").

Section 2.	Terms and Conditions.  This Distribution Agreement
("Agreement") shall be subject to the Distribution Agreement Terms And Conditions dated January 1, 1999 (the "Terms And Conditions"), a copy of which is attached hereto and incorporated herein by reference.

Section 3.	Compensation to CISI.  It is understood and agreed by the
parties hereto that CISI will received, as compensation for services it performs hereunder:

(a)  a sales charge in accordance with Schedule A hereto; and

(2) a distribution fee which shall be paid quarterly to CISI with respect to each of the Class B shares and the Class C shares not later than the fifth business day following the end of each calendar quarter in which said services were rendered. Said distribution fees shall be equal to an annual rate of 0.75 of 1% of the Fund's average daily net assets attributable to Class B shares and Class
C shares, respectively, determined as of the close of each business day of the calendar quarter pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. Said distribution fees shall be used by CISI to compensate broker-dealers, including CISI, and CISI's registered representatives, for their sale of Shares based upon a percentage of the net assets allocated to the Fund for which such broker-dealers or registered representatives are responsible by reason of their sale of Shares, and to pay other advertising and promotional expenses in connection with the distribution of Shares.

Section 4.	Effective Date, Duration and Termination of Agreement.
This Agreement is effective on the Effective Date. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company (the "Board"), including the specific approval of a majority of the directors who are not interested persons as defined in the provisions of the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

Section 5.	Amendments to Agreement.  No material amendment
to this Agreement shall be effective until approved by CISI and by the Board in the manner discussed in Section 4 hereof. Section 2. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instruments.IN WITNESS WHEREOF, the Company and CISI have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

CENTURION COUNSEL FUNDS, INC.


By:


Its


CENTURION INSTITUTIONAL SERVICES,
INC.


By:


Its

SCHEDULE A

Sales Charge Schedule


1. Class A Shares

A front-end sales charge of 4.75% as follows:




As % of Net Amount                          Reallowed to Dealers
Investment          As % of Offering Price  (as % of Offering Price)


4.99%                    4.75%                            4.00%


2. Class B Shares

A contingent deferred Sales Charge as follows:



                              Contingent Deferred Sales
                              Charge
                              as a Percentage of
                              Dollar Amount Subject to
Year Since Purchase           Charge


First	                           4%
Second                           4%
Third	                           3%
Fourth                           2.5%
Fifth	                           1.5%
Sixth	                           None


3. Class C Shares
None

4. Class D Shares
None




Exhibit (e)(4)


SHAREHOLDERS SERVICES AGENT AGREEMENT

FOR

CENTURION COUNSEL GROWTH FUND SERIES


THIS AGREEMENT, made on and as of this ____ day of __________ 1999, by and between Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company"), and Centurion Institutional Services, Inc., a California corporation (the "Servicing Agent").

	W I T N E S S E T H:
Section 1.	Engagement of Servicing Agent.  The Company hereby
engages the Servicing Agent, and the Servicing Agent hereby agrees to act, as agent to provide certain services to certain holders of the Company's series of common stock designated the Centurion Counsel Growth Fund Series (the"Fund"). The Servicing Agent shall provide such services to those shareholders of the Fund's shares who are brokerage or advisory customers or clients of the Servicing Agent, either through their agents, employees, or otherwise. The Servicing Agent agrees to provide such services at all times to such persons ("Shareholders") who own shares of the Fund during the term of this Agreement. The Servicing Agent represents and warrants that it is, and that it shall remain during the term of this Agreement, duly licensed and authorized to perform the services it is required to perform under this Agreement.

Section 2.	Shareholder Services.  The services to be provided by
the Servicing Agent under this Agreement (the "Shareholder Services") shall consist of liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares of the Fund (the"Shares"). In addition, the Servicing Agent shall provide such other related services as the Company or the Shareholders may reasonably request.

Section 3.	Registration of Shares.  The Company agrees to make
prompt and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of the Shares for sale in such jurisdictions as the Company may designate.

Section 4.	Information to be Furnished to the Servicing Agent.
The Company agrees that it will furnish the Servicing Agent with such information with respect to the affairs and accounts of the Fund as the Servicing Agent may from time to time reasonably require, and further agrees that the Servicing Agent, at all reasonable times, shall be permitted to inspect the Company's books and records relating to the Fund.

Section 5.	Allocation of Expenses.  During the period of this contract, the Company shall pay or cause to be paid all expenses, costs and fees incurred by or for the Fund which are not assumed by the Servicing Agent. The Servicing Agent shall be required hereunder to pay costs which it incurs in connection with providing administrative or accounting services to the Shareholders (such costs are referred to as "Shareholder Servicing Costs").Shareholder Servicing Costs shall be all expenses of the Servicing Agent incurred in connection with providing administrative or accounting services to the shareholders, including, but not limited to, an allocation of the Servicing Agent's overhead and payments made to persons, including employees of the Servicing Agent, who respond to inquiries of shareholders regarding their ownership of Shares, or who provide other administrative or accounting services not otherwise required to be provided by the investment advisor or transfer agent for the Fund.

Section 6.	Compensation to the Servicing Agent

(a) Pursuant to the Plan of Distribution for the Shares (the "Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Company shall pay the Servicing Agent as its sole compensation hereunder, a distribution fee (the "Servicing Fee"), calculated and payable quarterly at an annual rate equal to 0.25% per annum of the average daily net assets of the Fund to cover Shareholder Servicing Costs. Such fee shall be paid to the Servicing Agent no later than the fifth business day following the end of such quarter. Average daily net assets shall be computed in accordance with the Prospectus of the Fund and the Company's Articles of Incorporation. Amounts payable to the Servicing Agent under the Plan may exceed or be less than the Servicing Agent's actual Shareholder Servicing Costs. In the event such Shareholder Servicing Costs exceed amounts payable to the Servicing Agent under the Plan, the Servicing Agent shall not be entitled to reimbursement by the Company.

(b) In each year during which this Agreement remains in effect, the Servicing Agent will prepare and furnish to the Board of Directors of the Company (the "Board"), and the Board will review, on a quarterly basis, written reports complying with the requirements of Rule 12b-1 under the 1940 Act that set forth the amounts expended under this Agreement and the Plan and the purposes for which those expenditures were made.

Section 7.	Limitation of the Servicing Agent's Authority.  The Servicing
Agent shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Company.

Section 8.	Indemnification of the Fund.  The Servicing Agent agrees
to indemnify the Company against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the Shares by the Servicing Agent. In the event of the threat or institution of any such litigation or legal proceedings against the Company, the Servicing Agent shall defend such action on behalf of the Company at the Servicing Agent's own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, the Servicing Agent shall not be required to pay or reimburse the Company for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Company to the Servicing Agent, or to the Servicing Agent by a director, officer, or employee of the Company who is not an "interested person," as defined in the provisions of the 1940 Act, of the Servicing Agent, unless the information so supplied or omitted was available to the Servicing Agent or the investment advisor to the Fund without recourseto the Company or any such person referred to above.

Section 9.	Limitation on Expenses.  Anything in this Agreement to the
contrary notwithstanding, any compensation, expenses, reimbursements or payments for indemnification otherwise payable to Servicing Agent hereunder shall be payable only from the Fund's allocated assets.

Section 10.	Freedom to Deal with Third Parties.  The Servicing Agent
shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

Section 11.	Effective Date, Duration and Termination of Agreement

(a) The effective date of this Agreement is set forth in the first paragraph of this Agreement. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year after the date of its execution, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board, and of the directors who are not "interested persons" (as defined in the provisions of the 1940 Act) of the Company, as defined by the provisions of the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (including, without limitation, this Agreement), cast in person at a meeting called for the purpose of voting on this Agreement.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the vote of a majority of the members of the Board who are not "interested persons" (as defined in the provisions of the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (including, without limitation, this Agreement), or by the vote of a majority of the outstanding voting securities of the Fund, or by the Servicing Agent, upon 60 days' written notice to the other party.

(c) This Agreement shall automatically terminate in the event of its "assignment" (as defined by the provisions of the 1940 Act).

(d) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

Section 12.	Amendments to Agreement.  No material amendment to this
Agreement shall be effective until approved by the Servicing Agent and by vote of a majority of the Board who are not interested persons of the Servicing Agent.

Section 13.	Notices.  Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

Section 14. Counterparts. This Agreement may be executed in two or more counterparts which together shall constitute a single Agreement. IN WITNESS WHEREOF, the Fund and the Servicing Agent have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

THE "FUND"

CENTURION COUNSEL FUNDS, INC.


By:

Its


THE "SERVICING AGENT"

CENTURION INSTITUTIONAL
SERVICES, INC.


By:

Its


Exhibit (e)(5)


SHAREHOLDERS SERVICES AGENT AGREEMENT

FOR

CENTURION COUNSEL REAL ESTATE FUND SERIES


THIS AGREEMENT, made on and as of this ____ day of __________ 1999, by and between Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company"), and Centurion Institutional Services, Inc., a
California corporation (the "Servicing Agent").

	W I T N E S S E T H:
Section 1.	Engagement of Servicing Agent.  The Company hereby engages
the Servicing Agent, and the Servicing Agent hereby agrees to act, as agent to provide certain services to certain holders of the Company's series of common stock designated the Centurion Counsel Growth Fund
Series (the"Fund"). The Servicing Agent shall provide such services to those shareholders of the Fund's shares who are brokerage or advisory customers or clients of the Servicing Agent, either through their agents, employees, or otherwise. The Servicing Agent agrees to provide such services at all times to such persons ("Shareholders") who own shares of the Fund during the term of this Agreement. The Servicing
Agent represents and warrants that it is, and that it shall remain during the term of this Agreement, duly licensed and authorized to perform the services it is required to perform under this Agreement.

Section 2.	Shareholder Services.  The services to be provided by
the Servicing Agent under this Agreement (the "Shareholder Services") shall consist of liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares of the Fund (the"Shares"). In addition, the Servicing Agent shall provide such other related services as the Company or the Shareholders may reasonably request.

Section 3.	Registration of Shares.  The Company agrees to make prompt
and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of the Shares for sale in such jurisdictions as the Company may designate.

Section 4.	Information to be Furnished to the Servicing Agent.  The
Company agrees that it will furnish the Servicing Agent with such information with respect to the affairs and accounts of the Fund as the Servicing Agent may from time to time reasonably require, and further agrees that the Servicing Agent, at all reasonable times, shall be permitted to inspect the Company's books and records relating to the Fund.

Section 5.	Allocation of Expenses.  During the period of this
contract, the Company shall pay or cause to be paid all expenses, costs and fees incurred by or for the Fund which are not assumed by the Servicing Agent. The Servicing Agent shall be required hereunder to pay costs which it incurs in connection with providing administrative or accounting services to the Shareholders (such costs are referred to as "Shareholder
Servicing Costs"). Shareholder Servicing Costs shall be all expenses of the Servicing Agent incurred in connection with providing administrative or accounting services to the shareholders, including, but not limited to, an allocation of the Servicing Agent's overhead and payments made to persons, including employees of the Servicing Agent, who respond to inquiries of shareholders regarding their ownership of Shares, or who provide other administrative or accounting services not otherwise required to be provided by the investment advisor or transfer agent for the Fund.

Section 6.	Compensation to the Servicing Agent

(a) Pursuant to the Plan of Distribution for the Shares (the "Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Company shall pay the Servicing Agent as its sole compensation hereunder, a distribution fee (the "Servicing Fee"), calculated and payable quarterly at an annual rate equal to 0.25% per annum of the average daily net assets of the Fund to cover Shareholder Servicing Costs. Such fee shall be paid to the Servicing Agent no later than the fifth business day following the end of such quarter. Average daily net assets shall be computed in accordance with the Prospectus of the Fund and the Company's Articles of Incorporation. Amounts payable to the Servicing Agent under the Plan may exceed or be less than the Servicing Agent's actual Shareholder Servicing Costs. In the event such Shareholder Servicing Costs exceed amounts payable to the Servicing Agent under the Plan, the Servicing Agent shall not be entitled to reimbursement by the Company.

(b) In each year during which this Agreement remains in effect, the Servicing Agent will prepare and furnish to the Board of Directors of the Company (the "Board"), and the Board will review, on a quarterly basis, written reports complying with the requirements of Rule 12b-1 under the 1940 Act that set forth the amounts expended under this Agreement and the Plan and the purposes for which those expenditures were made.

Section 7.	Limitation of the Servicing Agent's Authority.
The Servicing Agent shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Company.

Section 8.	Indemnification of the Fund.  The Servicing
Agent agrees to indemnify the Company against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the Shares by the Servicing Agent. In the event of the threat or institution of any such litigation or legal proceedings against the Company, the Servicing Agent shall defend such action on behalf of the Company at the Servicing Agent's own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, the Servicing Agent shall not be required to pay or reimburse the Company for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Company to the Servicing Agent, or to the Servicing Agent by a director, officer, or employee of the Company who is not an "interestedperson," as defined in the provisions of the 1940 Act, of the Servicing Agent, unless the information so supplied or omitted was available to the Servicing Agent or the investment advisor to the Fund without recourse to the Company or any such person referred to above.

Section 9.	Limitation on Expenses.  Anything in this Agreement
to the contrary notwithstanding, any compensation, expenses, reimbursements or payments for indemnification otherwise payable to Servicing Agent hereunder shall be payable only from the Fund's allocated assets.

Section 10.	Freedom to Deal with Third Parties.  The Servicing
Agent shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

Section 11.	Effective Date, Duration and Termination of Agreement

(a) The effective date of this Agreement is set forth in the first paragraph of this Agreement. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year after the date of its execution, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board, and of the directors who are not "interested persons" (as defined in the provisions of the 1940 Act) of the Company, as defined by the provisions of the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (including, without limitation, this Agreement), cast in person at a meeting called for the purpose of voting on this Agreement.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the vote of a majority of the members of the Board who are not "interested persons" (as defined in the provisions of the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (including, without limitation, this Agreement), or by the vote of a majority of the outstanding voting securities of the Fund, or by the Servicing Agent, upon 60 days' written notice to the other party.

(c) This Agreement shall automatically terminate in the event of its "assignment" (as defined by the provisions of the 1940 Act).

(d) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

Section 12.	Amendments to Agreement.  No material amendment to this
Agreement shall be effective until approved by the Servicing Agent and by vote of a majority of the Board who are not interested persons of the Servicing Agent.

Section 13.	Notices.  Any notice under this Agreement shall be in
writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

Section 14. Counterparts. This Agreement may be executed in two or more counterparts which together shall constitute a single Agreement. IN WITNESS WHEREOF, the Fund and the Servicing Agent have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

THE "FUND"

CENTURION COUNSEL FUNDS, INC.


By:

Its


THE "SERVICING AGENT"

CENTURION INSTITUTIONAL
SERVICES, INC.


By:

Its


Exhibit (h)(4)


ADMINISTRATION AGREEMENT

TERMS AND CONDITIONS
DATED JANUARY 1, 1999

The terms and conditions set forth below shall apply to each Administration Agreement ("Agreement") by and between Centurion Counsel Funds, Inc. (the "Company"), and Centurion Group, Inc. ("Centurion"), into which they have been expressly incorporated.
 Terms used herein not otherwise defined herein shall have the meanings set forth in the respective Agreement.
Section 1. Definitions.  The following
additional terms, for purposes of this Agreement or any amendment or supplement thereto, shall have the meanings herein specified unless the context otherwise requires:
"Plan" means each investment plan, dividend or capital gains reinvestment plan, systematic withdrawal plan and each other type of plan set forth in the Fund's prospectus, in form acceptable to Centurion, which the Company may from time to time adopt and make available to the Shareholders, including plans or accounts by self-employed individuals or partnerships.
"Planholder" means a Shareholder who, at the time of reference, is participating in a Plan, and shall include any underwriter, representative or broker-dealer. "Shares" means each Class of shares of the Fund.
"Shareholder" means the record owners of the Shares.

Section 2. Transfer Agency.
(a)	The Company shall furnish to Centurion as
Transfer Agent a sufficient supply of blank Share
Certificates and from time to time will renew such supply upon the request of Centurion. Such blank Share
Certificates shall be signed manually or by facsimile signatures of officers of the Company authorized by law or the bylaws of the Company to sign Share Certificates and, if required, shall bear the corporate seal or a facsimile thereof.

(1) Centurion as Transfer Agent, shall
make original issues of shares of the Fund ("Shares") in accordance with Sections 11 and 12 below and with the Fund's Prospectus upon the written request of the Company and upon being furnished with (i) a certified copy of a resolution or resolutions of the Board of Directors of the Company (the "Board") authorizing such issue; (ii) an opinion of counsel as to the validity of such additional
Shares; and (iii) necessary funds for the payment of any original issue tax applicable to such additional Shares.

(2)   Transfers of Shares shall be registered
and new Share Certificates shall be issued by Centurion upon surrender of outstanding Share Certificates (i) in form deemed by Centurion to be properly endorsed for transfer, (ii) with all necessary endorsers' signatures guaranteed by a member firm of a national securities exchange or a commercial bank, accompanied by (iii) such assurances as Centurion shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement, and (iv) satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes.

(3)   When mail is used for delivery of Share
Certificates, Centurion shall forward Share Certificates in "non-negotiable" form by first-class mail, and Share
Certificates in "negotiable" form by registered mail, all mail deliveries to be covered while in transit to the addressee by insurance arranged for by Centurion.

(4)   In registering transfers, Centurion as
Transfer Agent may rely upon the Uniform Commercial Code or any other statutes which in the opinion of counsel protect Centurion and the Company in not requiring complete documentation, in registering transfers without inquiry into adverse claims, in delaying registration for purposes of such inquiry, or in refusing registration where in its judgment an adverse claim requires such refusal.

(5)   Centurion as Transfer Agent may issue
new Share Certificates in place of Share Certificates represented to have been lost, destroyed or stolen, upon receiving indemnity satisfactory to Centurion, and may issue new Share Certificates in exchange for, and upon surrender of mutilated Share Certificates.

(6) In case any officer of the Company
who shall have signed manually or whose facsimile signature shall have been affixed to blank Share
Certificates shall die, resign or be removed prior to the issuance of such Share Certificates, Centurion as Transfer Agent may issue or register such Share
Certificates as the Share Certificates of the Fund notwithstanding such death, resignation or removal; and the Fund shall file promptly with Centurion such approval, adoption or ratification as may be required by law.

(7) Centurion will maintain stock
registry records in the usual form in which it will note the issuance, transfer and redemption of Shares and the issuance and transfer of Share Certificates, and is also authorized to maintain an account entitled "Unissued
Certificate Account" in which it will record the Shares and fractions issued and outstanding from time to time for which issuance of Share Certificates is deferred.
The Company is responsible to provide Centurion reports of Share purchases, redemptions and total Shares outstanding on the next business day after each net asset valuation. Centurion is authorized to keep records, which will be part of the stock transfer records, as well as its records of the Plans, in which it will note the names and registered addresses of Shareholders and Planholders, and the number of Shares and fractions from time to time owned by them for which no Share
Certificates are outstanding. Each Shareholder or Planholder will be assigned a single account number even though Shares held under each Plan and Shares for which Certificates have been issued will be accounted for separately. Whenever a Shareholder deposits Shares represented by Share Certificates in a Plan permitting the deposit of Shares thereunder, Centurion, as Transfer
Agent, upon receipt of the Share Certificates registered in the name of the Shareholder (or if not so registered, in proper form for transfer), shall cancel such Share
Certificates, debit the Shareholder's individual stock account and credit the Shares to the Unissued Share
Certificate Account. Centurion, as Plan Administrator, shall credit the Shares so deposited to the proper Plan
Account.

(8) Centurion will issue Share
Certificates for Shares of the Fund, only upon receipt of a written request from a Shareholder. In all other cases, the Company authorizes Centurion to dispense with the issuance and countersignature of Share Certificates whenever Shares are purchased. In such case Centurion, as Transfer Agent, shall merely note on its stock registry records the issuance of the Shares and fractions
(if any), shall credit the Unissued Certificate Account with the Shares and fractions issued and shall credit the proper number of Shares and fractions to the respective
Shareholders. Likewise, whenever Centurion has occasion to surrender for redemption Shares and fractions owned by Shareholders, it shall be unnecessary to issue Share
Certificates for redemption purposes. The Company authorizes Centurion in such cases to process the transactions by appropriate entries in its stock transfer records, and debiting of the Unissued Certificate Account and the record of issued Shares outstanding.

(9) Centurion in its capacity as Transfer Agent will, in addition to the duties and functions above-mentioned, perform the usual duties and functions of a stock transfer agent for a corporation. It will countersign for issuance or reissuance Share Certificates representing original issue or reissued treasury Shares as directed by the Written Instructions of the Fund, and will transfer Share Certificates registered in the name of Shareholders from one
Shareholder to another in the usual manner. Centurion may rely conclusively and act without further investigation upon any list, instruction, certification, authorization, Share Certificate or other instrument or paper believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned, or executed by duly authorized person or persons, or upon the instructions of any officer of the Company, or upon the advice of counsel for the Company. Centurion may record any transfer of Share Certificates which is believed by it in good faith to have been duly authorized or may refuse to record any transfer of Share
Certificates if in good faith Centurion in its capacity as Transfer Agent deems such refusal necessary in order to avoid any liability either to the Company or to Centurion. The Company agrees to indemnify and hold harmless Centurion from and against any and all losses, costs, claims, and liability which it may suffer or incur by reason of so relying or acting or refusing to act.

(10) In case of any request or demand for the inspection of the share records for the Fund, Centurion as Transfer Agent, shall endeavor to notify the Company and to secure instructions as to permitting or refusing such inspection. However, Centurion may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so.
Section 3. Issuance of Shares. (1) Prior to the daily determination of net asset value in accordance with the Fund's Prospectus, Centurion shall process all purchase orders received since the last determination of the Fund's net asset value. All calculations of the Fund's net asset value shall be made in accordance with the Company's Articles of Incorporation. Centurion shall calculate daily the amount available for investment in Shares at the net asset value determined by the Fund as of the close of trading on the New York Stock Exchange, the number of Shares and fractional Shares to be purchased and the net asset value to be deposited with the Custodian.
Centurion as agent for the Shareholders and Planholders, shall place a purchase order daily with the Fund for the proper number of Shares and fractional Shares to be purchased and confirm such number to the Company in writing. (2) Centurion having made the calculations provided for herein, shall thereupon pay over the net asset value of Shares purchased to the Custodian. The net asset value shall then be deposited in the account maintained under the Custodian Agreement. The proper number of Shares and fractional Shares shall then be issued daily and credited by Centurion to the Unissued
Certificate Account. The Shares and fractional Shares purchased for each Shareholder and Planholder will be credited by Centurion to his separate account.
Centurion shall mail to each Shareholder and Planholder a confirmation of each purchase, with copies to the Company if requested. Such confirmations will show the prior Share balance, the new Share balance, the Shares held under a Plan (if any), the Shares for which Stock
Certificates are outstanding (if any), the amount invested and the price paid for the newly purchased
Shares.

Section 4. Redemptions.
(1) Centurion shall, prior to the daily
determination of net asset value in accordance with the
Fund's Prospectus, process all requests from Shareholders
to redeem Shares and determine the number of Shares
required to be redeemed to make monthly payments,
automatic payments or the like.  Thereupon, Centurion
shall advise the Company of the total number of Shares
available for redemption and the number of Shares and
fractional Shares requested to be redeemed.  The Company
shall then quote to Centurion the applicable net asset
value of the Fund, whereupon Centurion shall furnish the
Company with an appropriate confirmation of the
redemption and process the redemption by filing with the
Custodian an appropriate statement and making the proper
distribution and application of the redemption proceeds
in accordance with the Fund's Prospectus.  The stock
registry books recording outstanding Shares, the Unissued
Certificate Account and the individual account of the
Shareholder or Planholder shall be properly debited.
(2) The proceeds of redemption shall be
remitted by Centurion in accordance with the Fund's
Prospectus by check mailed to the Shareholder or
Planholder at his registered address.  If Share
Certificates have been issued for Shares being redeemed,
then such Share Certificates and a stock power with a
signature guarantee of a commercial bank, or a member
firm of a national securities exchange shall accompany
the redemption request.  If Share Certificates have not
been issued to the redeeming Shareholder, the signature
of the Shareholder on the redemption request must be
similarly guaranteed.  The Company may authorize
Centurion to waive the signature guarantee in certain
cases by Written Instructions.
(c)	For the purposes of redemption of Shares
which have been purchased within 15 days of a redemption request, the Company shall provide Centurion, from time to time, with Written Instructions concerning the time within which such requests may be honored.

Section 5. Dividends.
(a)	Upon the declaration of each dividend and
each capital gains distribution by the Board, the Company
shall notify Centurion of the date of such declaration,
the amount payable per share, the record date for
determining the Shareholders entitled to payment, the
payment and the reinvestment date price.
(b)	On or before each payment date the
Company will transfer, or cause the Custodian to transfer, to Centurion in its capacity as Dividend
Disbursing Agent, the total amount of the dividend or distribution currently payable. Centurion will, on the designated payment date, automatically reinvest all dividends in additional Shares except in cases where
Shareholders have elected to receive Shares in cash, in which case Centurion will mail distribution checks to the Shareholders for the proper amounts payable to them.

Section 6. Records. Centurion shall maintain records (which may be part of the stock transfer records) in connection with the issuance and redemption of Shares, the disbursement of dividends and the administration of the Plans and dividend reinvestments, in which will be noted the transactions effected for each Shareholder and Planholder and the number of Shares and fractional Shares owned by each for which no Share Certificates are outstanding. Centurion agrees to make available upon request and to preserve for the periods prescribed in Rule 31a-2 of the Investment Company Act of 1940, as amended, (the "Act") any records relating to services provided under this Agreement which are required to be maintained by Rule 31a-1 of the Act.

Section 7. Additional Services by Centurion.
In addition to the services as Transfer Agent, Dividend
Disbursing Agent and Administrator as above set forth, Centurion will perform other services with respect to the Fund as agreed to by the Company from time to time, including but not limited to, preparation of and mailing
Federal Tax Information Forms, mailing semi-annual reports of the Fund, preparation of one annual list of Shareholders, and mailing notices of Shareholders' meetings, proxies and proxy statements.

Section 8. Holidays.  Nothing contained in this
Agreement is intended to or shall require Centurion in any capacity hereunder, to perform any functions or duties on any holiday, day of special observance or any other day on which Centurion or the New York Stock
Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the New York Stock Exchange and Centurion are open.
Centurion shall not be required to perform its duties hereunder on any local or regional holiday observed by the Company as set forth in the Fund's Prospectus as amended from time to time.

Section 9. No Liability for Taxes, Assessments.
Centurion in acting for Planholders, or in any other capacity set forth in this Agreement, shall not be personally liable for any taxes, assessments, or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plans, excepting only for taxes assessed against it in its corporate capacity arising out of its compensation hereunder.

Section 10. Indemnification. The Company shall indemnify Centurion and save it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, arising directly or indirectly out of or in connection with its performance under this Agreement as Transfer Agent, Dividend Disbursing Agent and Administrator of Plans and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities incurred by Centurion in connection with any such action, suit, or claim, except as shall arise due to the negligence or willful misconduct of Centurion. Without limitation of the foregoing:

(a)	Reliance.  Centurion may rely upon the
advice of the Company, or of counsel who may be counsel
for the Company, and upon statements of accountants,
brokers and other persons believed by it in good faith to
be expert in the matters upon which they are consulted
and for any actions taken in good faith upon such
statements, Centurion shall not be liable to anyone.
Centurion may rely and shall be protected in acting upon
any signature, instruction, request, letter of
transmittal, certificate, opinion of counsel, statement,
instrument, report, notice, consent, order, or other
paper or document believed by it to be genuine and to
have been signed or presented by the purchaser, Company
or other proper party or parties.
(b)	Limitation on Liability.  Centurion shall
not be liable for any action taken in good faith reliance upon any Written Instruction or certified copy of any resolution of the Board, and Centurion may rely upon the genuineness of any such document or copy thereof believed in good faith by the Custodian to have been validly executed.

Section 11. Authorization. Centurion is authorized, upon receipt of Written Instructions from the Company, to make payment upon redemption of Shares without a signature guarantee. The Company hereby agrees to indemnify and hold Centurion, its successors and assigns, harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands, or losses whatsoever arising out of or in connection with a payment by Centurion upon redemption of Shares without a signature guarantee and upon the request of Centurion the Company shall assume the entire defense of any action, suit or claim subject to the foregoing indemnity.
Centurion shall notify the Company of any such action, suit or claim within 30 days after receipt by Centurion of notice thereof.

Section 12. Delivery of Records.  The
Company shall promptly cause to be turned over to Centurion (i) an accurate list of Shareholders of the Fund showing the proper registered address and number of Shares owned and whether such Shares are represented by outstanding Share Certificates or by non-certificated share accounts, (ii) all records relating to Plans, including original applications signed by the Planholders and original plan accounts recording payments, deductions, reinvestments, withdrawals and liquidations, and (iii) all shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by Centurion under this Agreement (hereinafter called "Materials"); and hereby agrees to indemnify and hold Centurion, its successors and assigns, harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Materials, or out of the failure of the Company to provide any portion of such or to provide any information needed by Centurion to knowledgeably perform its functions.

Section 13. Notices. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first class mail, postage prepaid, to such person and address specified in writing from time to time by the other party hereto.

Section 14. Representations By The Company.
The Company represents and warrants to Centurion that the execution and delivery of this Administration
Agreement by the undersigned officers of the Fund has been duly and validly authorized by resolution of the Board.

Section 15. Representations by Centurion.
Centurion represents and warrants to the Company that:
(a)	the execution and delivery of this
Administration Agreement by the undersigned officers of
Centurion has been duly and validly authorized by
resolution of the Board of Directors of Centurion; and
(b)	Centurion is in good standing under the
laws of the State of California and is duly registered as a transfer agent with the Securities and Exchange
Commission.
(1) Shareholder Approval.  Wherever
referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.
This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Act).

Section 16. Successors and Assigns.  This
Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of Centurion or by Centurion without the written consent of the Company, authorized or approved by a resolution of the Board.

Section 17. Governing Laws. This Agreement shall be governed by the laws of the State of California.




Exhibit (h(5)


ADMINISTRATION AGREEMENT

FOR

CENTURION COUNSEL GROWTH FUND SERIES

THIS ADMINISTRATION AGREEMENT, is dated and made as of _____________ 1999 (the "Effective Date"), by and between
Centurion Counsel Funds, Inc. (the "Company"), a corporation operating as an open-end investment company, duly organized and existing under the laws of the State of Minnesota, and Centurion Group, Inc. ("Centurion"), a corporation duly organized and existing under the laws of the State of California. In consideration of the premises and mutual covenants contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.	Appointment.  The Company hereby appoints Centurion as its
Transfer Agent, Redemption Agent and Dividend Disbursing Agent and as Administrator of Plans for the Company's series of common stock designated the Centurion Counsel Growth Fund Series (the"Fund"), and Centurion accepts such appointments and agrees to act in such capacities upon the terms set forth in this Agreement.

Section 2. Compensation. The Company agrees to pay Centurion compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto. It is expressly agreed that, anything herein to the contrary not withstanding, Centurion shall look only to the assets of the Fund for the payment of any compensation, reimbursement, indemnity or other payment under this Agreement.

Section  3. Effective Date, Duration, Termination.  This
Agreement is effective on the Effective Date. Either the Company or Centurion may give 60 days' notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.

(a)	Unless sooner terminated as hereinafter provided, this
Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Company's Board of Directors (the "Board"), including the specific approval of a majority of the directors who are not interested persons of Centurion as defined by the provisions of the Act cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

(1) This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Centurion, upon sixty (60) days' written notice to the other party. Upon the effective termination date, subject to payment to Centurion by the Company of all amounts due to Centurion as of said date, Centurion shall make available to the Company or its designated record keeping successor all of the records of the Fund maintained under this Agreement then in Centurion's possession.

Section  4. Amendments.  No material amendment to this Agreement
(including the Terms and Conditions) shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

Section 5. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and attested, as of the day and year first above written.

CENTURION COUNSEL FUNDS, INC.


By:
Its President


CENTURION GROUP, INC.


By:
Its President

By:

Its Secretary


SCHEDULE A


Attached to and part of Administration Agreement
Dated January 1, 1995, between
Centurion Counsel Funds, Inc.
and Centurion Group, Inc.




SERVICE                                       FEE

Account Maintenance                       $  .75 per account per
month

Dealer Confirmations                      $ 7.50 per
confirmation

Wire Transfers                            $ 10.00 per transfer

Customer Statements                       $ 50.00 per 1,000
statements


In addition, all out of pocket expenses shall be separately charged, i.e., postage, stationery, telephone service, and any other expense involved in the handling of correspondence.


Exhibit (h)(6)


ADMINISTRATION AGREEMENT

FOR

CENTURION COUNSEL REAL ESTATE FUND SERIES

THIS ADMINISTRATION AGREEMENT, is dated and made as of _____________ 1999 (the "Effective Date"), by and between Centurion Counsel Funds, Inc. (the "Company"), a corporation operating as an open-end investment company, duly organized and existing under the laws of the State of Minnesota, and Centurion Group, Inc. ("Centurion"), a corporation duly organized and existing under the laws of the State of California. In consideration of the premises and mutual covenants contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.	Appointment.  The Company hereby appoints Centurion as
its Transfer Agent, Redemption Agent and Dividend Disbursing Agent and as Administrator of Plans for the Company's series of common stock designated the Centurion Counsel Real Estate Fund Series
(the"Fund"), and Centurion accepts such appointments and agrees to act in such capacities upon the terms set forth in this Agreement.

Section 2. Compensation. The Company agrees to pay Centurion compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto. It is expressly agreed that, anything herein to the contrary not withstanding, Centurion shall look only to the assets of the Fund for the payment of any compensation, reimbursement, indemnity or other payment under this Agreement.

Section 3. Effective Date, Duration, Termination. This Agreement is effective on the Effective Date. Either the Company or Centurion may give 60 days' notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.

(a)	Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Company's Board of Directors (the "Board"), including the specific approval of a majority of the directors who are not interested persons of Centurion as defined by the provisions of the Act cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

(1) This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Centurion, upon sixty (60) days' written notice to the other party. Upon the effective termination date, subject to payment to Centurion by the Company of all amounts due to Centurion as of said date, Centurion shall make available to the Company or its designated record keeping successor all of the records of the Fund maintained under this Agreement then in Centurion's possession.

Section  4. Amendments.  No material amendment to this Agreement
(including the Terms and Conditions) shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

Section 5. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

  	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and attested, as of the day and year first above written.

CENTURION COUNSEL FUNDS, INC.


By:
Its President


CENTURION GROUP, INC.


By:
Its President

By:
Its Secretary


SCHEDULE A


Attached to and part of Administration Agreement
Dated January 1, 1995, between
Centurion Counsel Funds, Inc.
and Centurion Group, Inc.




SERVICE                                    FEE

Account Maintenance                        $  .75 per account per
month

Dealer Confirmations                       $  7.50 per
confirmation

Wire Transfers                             $ 10.00 per transfer

Customer Statements                        $ 50.00 per 1,000
statements


In addition, all out of pocket expenses shall be separately charged, i.e., postage, stationery, telephone service, and any other expense involved in the handling of correspondence.


Exhibit (h)(7)

ACCOUNTING SERVICES AGREEMENT

TERMS AND CONDITIONS

DATED JANUARY 1, 1999

The terms and conditions set forth below shall apply to each Accounting Services Agreement ("Agreement") by and between
Centurion Counsel Funds, Inc. (the "Company"), and Centurion
Group, Inc. ("Centurion"), into which they have been expressly incorporated. Terms used herein not otherwise defined herein shall have the meanings set forth in the respective Agreement.

Section 1. Delivery of Fund Accounts, Records and Information.
The Company shall promptly turn over to Centurion such of the Accounts and Records of the Fund as are necessary for Centurion to perform its services under this Agreement. The Company authorizes Centurion to rely on such Accounts and Records turned over to it and hereby indemnifies and holds Centurion, its successors and assigns, harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Accounts and Records or in the failure of the Company to provide any portion of such or to provide any information needed by Centurion to knowledgeably perform its functions.

Section 2. Accounts and Records to be Maintained. Upon the receipt of necessary information from the Company or the Company's Agents by Written or Oral Instructions, Centurion shall maintain and keep current the following Accounts and Records relating to the business of the Company and necessary or advisable for compliance with applicable regulations, including Rules 31(a)-1 and 31(a)-2 of the Investment Company Act of 1940, as amended, (the "Act") in such form as may be mutually agreed to between the Company and Centurion:
(a)   Cash Receipts;
(b)   Cash Disbursements;
(c)   Dividend Record;
(d)   Purchases and Sales - Portfolio Securities;
(e)   Subscription and Redemption Journals;
(f)   Security Ledgers;
(g)   Broker Ledger;
(h)   General Ledger;
(i)   Daily Expense Accruals;
(j)   Daily Interest Accruals;
(k) Securities and Monies borrowed or loaned and collateral therefor; and
(l)   Daily Trial Balances.

Unless necessary information to perform the above functions is furnished by Written or Oral Instructions to Centurion prior to the next close of the New York Stock Exchange and calculation of the Fund's net asset value, as provided below, Centurion shall incur no liability, and the Company shall indemnify and hold harmless Centurion from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by Centurion and used in such calculations and any subsequent information received from the Company, or any designated agent of the Company.

It shall be the responsibility of the Company to furnish or cause to be furnished to Centurion, the declaration, record, payment dates and amounts of any dividends or income and any other special actions required on or concerning each of its portfolio securities.

Section 3. Fund Net Asset Value Calculations. Centurion shall perform the ministerial calculations necessary to calculate the Fund's net asset value daily, in accordance with the Fund's current prospectus, and utilizing the information described in this Section. All net asset value calculations of the Fund shall be made in accordance with the Company's Articles of Incorporation. Portfolio items for which market quotations are available by Centurion's use of a securities pricing service satisfactory to the Company shall be based on such pricing service's prices, except where the Company has given or caused to be given specific Written or Oral Instructions to utilize a different value. All other portfolio items shall be given such values as the Fund provides, including all foreign securities, restricted securities and other securities requiring valuations not readily ascertainable solely by mechanical procedures. Centurion shall have no responsibility or liability for the accuracy of prices quoted by any Company-approved pricing service;
for the accuracy of the information supplied by the Company; or for any loss, liability, damage or cost arising out of any inaccuracy of such data. In addition, Centurion shall have no responsibility or duty to include information or valuations to be provided by the Company in any computation unless and until it is timely supplied to Centurion in usable form.

Section 4. Instructions. For all purposes under this Agreement, Centurion is authorized to act upon receipt of the first of any Written or Oral Instruction it receives. In cases where the first Instruction is an Oral Instruction that is not in the form of a document or written record, the Company shall be responsible for delivering, or having delivered, a confirmatory Written Instruction or Oral Instruction in the form of a document or written record, and in cases where Centurion receives an Instruction, whether Written or Oral, to enter a portfolio transaction on the records, the Company shall cause the broker or dealer executing such transaction for the Fund to send written confirmation to Centurion. Centurion shall be entitled to rely on the first Instruction received and, for any act or omission undertaken in compliance therewith, shall be free of liability and fully indemnified and held harmless by the Company. The sole obligation of Centurion with respect to any follow-up or confirmatory Written Instruction or Oral Instruction in documentary or written form shall be to make reasonable efforts to detect any discrepancy between the original Instruction and such confirmation and to promptly report such discrepancy to the Company.
The Company shall be responsible, at the Fund's expense, for taking any action, including any reprocessing, necessary to correct any discrepancy or error, and to the extent such action requires Centurion to act, the Company shall give Centurion specific Written Instruction as to the action required.

Section 5. Monthly Statements. At the end of each month, the Company shall cause the Fund's custodian to forward to Centurion a monthly statement of cash and portfolio transactions, which will be reconciled with Centurion's Accounts and Records maintained for the Fund. Centurion will report any discrepancies to the Fund's custodian, and report any unreconciled items to the Company.

Section 6. Periodic Reports. Centurion shall supply daily and periodic reports to the Company as required by law, rule or regulation for the Fund to maintain and as requested by the Company and agreed upon by Centurion.

Section 7. Information Update Requirement. The Company shall require each of the Fund's agents (including without limitation its transfer agent and its custodian) to provide Centurion as of the close of each business day, or on such other schedule as the Company determines is necessary, with Written or Oral Instructions (to be delivered to Centurion by 10:00 a.m., Pacific Standard Time, on the next following business day) containing all data and information necessary for Centurion to maintain the Fund's Accounts and Records and Centurion may conclusively assume that the information it receives by Written Instructions or Oral Instructions is complete and accurate. The Company is responsible to provide Centurion with reports of Share purchases, redemptions, and total Shares of the Fund outstanding on the next business day after each net asset valuation.

Section 8. Assistant to Auditors. The Accounts and Records, in the agreed upon format, maintained by Centurion shall be the property of the Company, and shall be made available to the Company, within a reasonable period of time, upon proper demand. Centurion shall assist the Fund's independent auditors, or upon approval of the Company, or upon demand, any regulatory body, in any requested review of the Fund's Accounts and Records but shall be reimbursed for all expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Company of the necessary information, Centurion shall supply the necessary data for the Fund or accountant's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Company and Centurion shall agree upon from time to time.

Section 9. Company Procedures. Centurion and the Company may from time to time adopt such procedures as they agree upon, and Centurion may conclusively assume that any procedure approved by the Company or directed by the Company, does not conflict with or violate any requirements of the Company's Prospectus for the Fund, Articles of Incorporation, Bylaws, or any rule or regulation of any regulatory body or governmental agency. The Company shall be responsible for notifying Centurion of any changes in regulations or rules which might necessitate changes in Centurion's procedures, and for working out with Centurion such changes.

Section 10.	Limitation on Centurion's Liability.  Centurion, in
performing under the terms and conditions of this Agreement, shall incur no liability for its status hereunder or for any actions taken or omitted in good faith and without negligence and the Company does hereby agree to indemnify and hold Centurion harmless from any and all loss, liability and expense, including any legal expenses, arising out of Centurion's performance, or status, or any act or omission of Centurion, under this Agreement other than that incurred by Centurion's negligence or lack of good faith. Without limitation of the foregoing:

(a) Centurion may rely upon the advice of the Company, or of counsel, who may be counsel for the Company or counsel for Centurion and upon statements of accountants, brokers and other persons believed by it in good faith to be expert in the matters upon which they are consulted and, for any actions taken in good faith upon such statements, Centurion shall not be liable to anyone.

(b) Centurion may act upon any Oral Instruction which it receives and which it believes in good faith was transmitted by the person or persons authorized by the Company's Board of Directors (the "Board") to give such Oral Instruction. Centurion shall have no duty or obligation to make any inquiry or effort of certification of such Oral Instruction, subject to
Section 4 hereof.

(c)	Centurion shall not be liable for any action taken in good faith reliance upon any Written Instruction or certified copy of any resolution of the Board, and Centurion may rely upon the genuineness of any such document or copy thereof believed in good faith by Centurion to have been validly executed.

(d) Centurion may rely and shall be protected in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or documents believed by it to be genuine and to have been signed or presented by the purchaser, Company, or other proper party or parties.

Section 11.	United States Currency.  All financial data provided to, processed by, or reported by Centurion under this Agreement shall be stated in United
States dollars or currency. Centurion shall have no obligation to convert to, equate, or deal in foreign currencies or values, and expressly assumes no liability for any currency conversion or equation computations relating to the affairs of the Fund.

Section 12.	Holidays.  Nothing contained in this Agreement is intended to or shall require Centurion, in any capacity hereunder, to perform any functions or duties on any holiday, day of special observance or any other day on which Centurion or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next succeeding business day on which both the new York Stock Exchange and Centurion are open.

Section 13.	Certain Definitions.  The following terms used in this Agreement, or in any amendment or supplement hereto, shall have the meanings herein specified unless the context otherwise requires.

Oral Instruction: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to Centurion in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking original signature, by a person or persons believed in good faith by Centurion to be a person or persons authorized by a resolution of the Board to give Oral Instructions on behalf of the Company.

Shares: The term Shares shall mean the shares of each class of capital stock of the Fund.Written Instruction: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to Centurion in original writing containing original signatures believed in good faith by Centurion to be the signature of a person authorized by a resolution of the Board to give Written Instructions on behalf of the Company.

Section 14.	Certification of Instructions.  The Company shall, from time to time, file with Centurion a certified copy of each resolution of the Board authorizing execution of Written Instructions and specifying the number of signatories required, together with certified signatures of authorized signatories. If the certifying officer is authorized to sign Written Instructions, the certification also shall be signed by a second officer of the Company. The Company shall, from time to time, file with Centurion a certified copy of each resolution of the Board authorizing the transmittal of Oral Instructions and specifying the person or persons authorized to give Oral Instructions in accordance with this Agreement. If the certifying officer is authorized to give Oral Instructions, the certification also shall be signed by a second officer of the Company. Upon transmitting any Oral Instruction, the Company shall promptly forward to Centurion a Written Instruction confirming the authorization, instruction or approval transmitted by such Oral Instruction.

Any resolution so filed with Centurion shall be considered in full force and effect and Centurion shall be fully protected in acting in reliance thereon until it actually receives a new certified copy of a resolution adding or deleting a person or persons with authority to give Oral or Written Instructions.

Section 15.	Notices.  Any notice or other communication required by or
permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first class mail, postage prepaid, to such person and at such address specified in writing.


Exhibit (h)(8)

ACCOUNTING SERVICES AGREEMENT

FOR

CENTURION COUNSEL GROWTH FUND SERIES

THIS ACCOUNTING SERVICES AGREEMENT is dated and made as of ___________, 1999 (the "Effective Date"), by and between
Centurion Counsel Funds, Inc. (the "Company"), a corporation operating as an open-end investment company, duly organized and existing under the laws of the State of Minnesota, and Centurion Group, Inc. ("Centurion"), a corporation duly organized and existing under the laws of the State of California. In consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Engagement. The Company hereby appoints Centurion its Accounting Services Agent to maintain and keep current books, accounts, records, journals or other records of original entry relating to the business and investment portfolio separately established and maintained for its series of Shares designated as the Centurion Counsel Growth Fund Series (the "Fund") as set forth in Section 2 of this Agreement (the "Accounts and Records") and to perform certain daily functions in connection with such Accounts and Records.

Section 2. Terms and Conditions. This Accounting Services
Agreement ("Agreement") shall be subject to the Accounting
Services Agreement Terms And Conditions dated January 1, 1999
(the "Terms And Conditions"), a copy of which is attached hereto and incorporated herein by reference.

Section 3. Compensation and Reimbursements. The Company agrees to pay Centurion compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Company and Centurion. It is expressly agreed that, anything herein to the contrary not withstanding, Centurion shall look only to the assets of the Fund for the payment of any compensation, reimbursement, indemnity or other payment under this Agreement.

Section 4. Effective Date, Duration and Termination. This Agreement is effective on the Effective Date. Either the Company or Centurion may give 60 days' notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.
(a) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Company's Board of Directors (the "Board"), including the specific approval of a majority of the directors who are not interested persons of Centurion as defined by the provisions of the Act cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

(1) This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Centurion, upon sixty (60) days' written notice to the other party. Upon the effective termination date, subject to payment to Centurion by the Company of all amounts due to Centurion as of said date, Centurion shall make available to the Company or its designated record keeping successor all of the records of the Fund maintained under this Agreement then in Centurion's possession.

Section 5.	Amendments.  No material amendment to this Agreement (including the Terms and Conditions) shall be effective until approved by Centurion and by vote of a majority of the Board who are not interested persons of Centurion.
Section 6.	Counterparts.  This Agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instruments.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date and year first above written.
CENTURION COUNSEL FUNDS, INC.

By:
Its President

CENTURION GROUP, INC.


By:
Its President

By:
Its Secretary

SCHEDULE A


Attached to and part of Accounting Services Agreement
Dated ____________, 1999, between
Centurion Counsel Funds, Inc.
and Centurion Group, Inc.



1. A monthly fee is equal on an annual basis to .15% of the average net assets of the Fund, subject to an annual minimum fee if $18,000.

2. Reimbursement of the pro rata portion of the third-party computer accounting system maintenance fee.



Exhibit (h)(9)

ACCOUNTING SERVICES AGREEMENT

FOR

CENTURION COUNSEL REAL ESTATE FUND SERIES

THIS ACCOUNTING SERVICES AGREEMENT is dated and made as of ___________, 1999 (the "Effective Date"), by and between Centurion Counsel Funds, Inc. (the "Company"), a corporation operating as an open-end investment company, duly organized and existing under the laws of the State of Minnesota, and Centurion Group, Inc. ("Centurion"), a corporation duly organized and existing under the laws of the State of California. In consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.   Engagement.  The Company hereby
appoints Centurion its Accounting Services Agent to maintain and keep current books, accounts, records, journals or other records of original entry relating to the business and investment portfolio separately established and maintained for its series of Shares designated as the Centurion Counsel Real Estate Fund Series (the "Fund") as set forth in Section 2 of this Agreement (the "Accounts and Records") and to perform certain daily functions in connection with such Accounts and Records.


Section 2. Terms and Conditions. This
Accounting Services Agreement ("Agreement") shall be subject to the Accounting Services Agreement Terms And Conditions dated January 1, 1999 (the "Terms And Conditions"), a copy of which is attached hereto and incorporated herein by reference.

Section 3. Compensation and Reimbursements.
 The Company agrees to pay Centurion compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Company and Centurion. It is expressly agreed that, anything herein to the contrary not withstanding, Centurion shall look only to the assets of the Fund for the payment of any compensation, reimbursement, indemnity or other payment under this Agreement.


Section 4. Effective Date, Duration and
Termination. This Agreement is effective on the Effective Date. Either the Company or Centurion may give 60 days' notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.
(a)   Unless sooner terminated as hereinafter
provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Company's Board of Directors (the "Board"), including the specific approval of a majority of the directors who are not interested persons of Centurion as defined by the provisions of the Act cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.
(1) This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Centurion, upon sixty (60) days' written notice to the other party. Upon the effective termination date, subject to payment to Centurion by the Company of all amounts due to Centurion as of said date, Centurion shall make available to the Company or its designated record keeping successor all of the records of the Fund maintained under this Agreement then in Centurion's possession.

Section 5.	Amendments.  No material amendment to
this Agreement (including the Terms and Conditions) shall be effective until approved by Centurion and by vote of a majority of the Board who are not interested persons of Centurion.

Section 6.	Counterparts.  This Agreement may be
executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instruments.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date and year first above written.
CENTURION COUNSEL FUNDS, INC.

By:
Its President

CENTURION GROUP, INC.


By:
Its President

By:
Its Secretary

SCHEDULE A


Attached to and part of Accounting Services Agreement
Dated ____________, 1999, between
Centurion Counsel Funds, Inc.
and Centurion Group, Inc.



1. A monthly fee is equal on an annual basis to .15% of the average net assets of the Fund, subject to an annual minimum fee if $18,000.

2. Reimbursement of the pro rata portion of the third-party computer accounting system maintenance fee.


Exhibit (j)(2)


                  INDEPENDENT AUTIDTOR'S CONSENT

We consent to the inclusion in Form N-1A of our report dated June 29, 1999 on our audit of the performance history of the CI Holding Group, inc. 401k Plan investment portfolio for each year in the eight year period ended December 31, 1998.



/s/
Boros & Farrington, PC
San Diego, California
June 29, 1999



Exhibit (m)(4)

CENTURION COUNSEL FUNDS, INC.

CLASS A SHARE

PLAN OF DISTRIBUTION

DATED JANUARY 1, 1996


This Class A Share Plan of Distribution (the "Class A Plan"), relates to the Class A shares of each designated series of common stock (a "Fund") of Centurion Counsel Funds, Inc. a Minnesota corporation (the "Company") which has duly adopted this Class A Plan pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act").

1. Engagement and Compensation of Service Agents

The Company may enter into servicing agreements with one or more shareholder servicing agents (the "Service Agents"), including the principal underwriter for the Fund's shares (the "Distributor") or its affiliates, to provide certain liaison services to the holders of the Class A Shares who are their customers (the "Shareholders"). Such services (the "Shareholder Services") shall include receiving and responding to Shareholder inquiries and providing Shareholders information regarding their investments in the shares. In addition, the Service
Agents shall provide such other services as the Company or the Shareholders may reasonably request. For their services, the Company may pay the Service Agents a fee (the "Service Agent Fee"), calculated and payable quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund, as determined in accordance with the Company's Articles of Incorporation, attributable to Class A Shares owned by investors with whom the Service Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Service Agent under applicable laws, regulations or rules, whichever is less. The actual amount of the Service Agent Fee paid shall be determined, within the foregoing limits, from time to time by mutual agreement between the Company and the Service Agent. Such payments and any other payments provided under or as a result of this Agreement shall be payable only from the Fund's assets.

2. Expenses Covered by the Plan

(a) The Service Agent Fee may be used by a Service Agent to provide compensation for ongoing servicing and/or maintenance of Shareholder accounts. Compensation may be paid by the Service Agent to persons, including employees of the Service Agent, and institutions who responded to inquiries of Shareholders regarding their ownership of shares or their accounts with the Fund or provide other administrative accounting services not otherwise required to be provided by the Company's investment advisor for the Fund, transfer agent or other agent of the Company.

(b)	Payments under this Class A Plan are not tied to or limited by the actual expenses of a Service Agent for its shareholder servicing-related expenses. Thus, such payments may exceed expenses actually incurred by the Service Agent. The Company's Board of Directors (the "Board") will evaluate the appropriateness of this Class A Plan and its payments of terms on a continuing basis and in doing so will consider all relevant factors, including expenses born by the Service Agents and amounts they receive under this Class A Plan.

(c)	Should the Company terminate or not continue this Class A Plan, the
Company shall not be obligated in any way to pay any Service Agent for any expenses not previously reimbursed by the Company. However, nothing herein shall prevent the Company, in the sole discretion of the Board, from reimbursing all or any portion of such unreimbursed amounts.

(1) Nothing in this Class A Plan shall require any Service Agent to pay any expenses of the Company other than as provided above. The Company shall be responsible for paying its other expenses, including, but not limited to, expenses relating to the compensation of its Directors who are not affiliated with its investment advisor or any of its Affiliates;
advisory and administration fees; payments pursuant to this Class A Plan, to Service Agents; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agents; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to this Class A Plan); shareholders reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses in connection with the execution of portfolio transactions; expenses of shareholders meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses.

(2) Anything herein to the contrary notwithstanding, the Distributor and any assignee or third party seeking payment of the Service Agent Fee or any other amounts by reason of reimbursement or indemnity in connection with the Plan shall have right to payment thereof only from the assets of the Fund.

3.	Additional Payments by Advisor and the Distributor The Company's
investment advisor for the Fund and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover additional costs of additional activities relating to Shareholder Services.

3. Approval by Directors


Neither this Class A Plan nor any related agreements will take effect until approved by a majority vote of both (a) the Board, and (b) those directors of the Company who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Class A Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Class A Plan and the related agreements.

4. Approval by Shareholders

This Class A Plan shall not take effect with respect to the Fund, and no fee will be payable in accordance with Section 1 hereof, until this Class A Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. For the purposes of this Class A Plan, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

5. Continuance of the Plan

This Class A Plan will continue in effect from year to year so long as its continuance is specifically approved annually by vote of the Board in the manner described in Section 4 above.

6. Termination

This Class A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors in the manner described in Section 4 hereof or by a vote of a majority of the outstanding voting securities of the Fund in the manner described in Section 5 hereof.

7. Amendments

This Class A Plan may not be amended to increase materially the amount of the fees payable hereunder, as described in Section 1, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund in the manner described in Section 5 hereof, and all material amendments to this Class A Plan must also be approved by the Board in the manner described in Section 5 hereof.

8. Selection of Certain Directors

While this Class A Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Fund will be committed to the discretion of the directors then in office who are not interested persons of the Company.


9. Written Reports


In each year during which this Class A Plan remains in effect, the Distributor and any person authorized to direct the disposition of monies paid or payable by the Company pursuant to this Class A Plan or any related agreement will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Class A Plan and the purposes for which those expenditures were made.

10. Preservation of Materials

The Company will preserve copies of this Class A Plan, any agreement relating to this Class A Plan and any report made pursuant to Section 10 hereof, for a period of not less than six years (the first two years in an easily accessible place) from the date of said Plan, agreement or report.

11. Meaning of Certain Terms

As used in this Class A Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company for the Fund under the 1940 Act by the Securities and Exchange Commission.



Exhibit (m)(5)



CENTURION COUNSEL FUNDS, INC.

CLASS B SHARE

PLAN OF DISTRIBUTION

DATED JANUARY 1, 1996

This Class B Share Plan of Distribution (the "Class B Plan"), relates to the Class B shares of each designated series of common stock (a "Fund") of Centurion Counsel Funds, Inc. a Minnesota corporation (the "Company") which has duly adopted this Class B Plan pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act").

1.   Compensation of Distributor

The Company is obligated to pay the principal underwriter of the Fund's shares (the "Distributor") a total fee (the "Distribution Fee") in connection with distribution related services provided in respect to the Fund, calculated and payable quarterly, at an annual rate of up to 0.75% average daily net assets of the Fund attributable to the Class B shares as determined in accordance with the Company's Articles of Incorporation. The actual amount of the Distribution Fee payable to the Distributor shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Distributor. The Distributor may enter into selling agreements with one or more other broker-dealers (the "Selling Agents") under which such agents may receive compensation for sales distribution support services from the Distributor, including but not limited to, commissions or other payments to such agents based on the average daily net assets of the Fund shares attributable to them. Services provided by Selling Agents in exchange for commissions and other payments to selling agents are the principal sales support services provided to the Fund. The Distributor may retain any portion of the Distribution Fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

2.   Engagement and Compensation of Service Agents


The Company may enter into servicing agreements with one or more shareholder servicing agents (the "Service Agents"), including the Distributor or its affiliates. Under such agreements, the Service Agents shall provide shareholder liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares. In addition, such Service Agents shall provide such other services as the Company or the Fund's shareholders may reasonably request.
For their services, the Company may pay a Service Agent a fee (the "Service Agent Fee"), calculated and payable quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class B shares , as determined in accordance with the Company's Articles of Incorporation, owned by investors with whom the Service Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Service Agent under applicable laws, regulations or rules, whichever is less. The actual amount of the Service Agent Fee paid shall be determined, within the foregoing limits, from time to time by mutual agreement between the Company and the Service Agent.

3.   Expenses Covered by the Plan

(a) The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its registered representatives and agents and to other broker-dealers in respect of sales of the Fund's shares and to pay for advertising and/or promotional expenses in connection with the distribution of the Fund's shares ("Distribution Expenses"). Distribution Expenses include, by way of example but not by way of limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the Distributor related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

(b) The Service Agent Fee may be used by a Service Agent to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation may be paid by the Service Agent to persons, including employees of the Service Agent, and institutions who responded inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or provide other administrative accounting services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

(c) Payments under this Class B Plan are not tied to or limited by the actual expenses of the Distributor for distribution-related activities or the actual expenses of a Service Agent for its shareholder servicing-related expenses. Thus, such payments may exceed expenses actually incurred by the Distributor or Service Agent. The Company's Board of Directors (the "Board") will evaluate the appropriateness of this Class B Plan and its payments of terms on a continuing basis and in doing so will consider all relevant factors, including expenses born by the Distributor and Service Agent(s) and amounts they receive under this Class B Plan.

(d) Should the Company terminate or not continue this Class B Plan of Distribution, the Fund shall not be obligated in any way to pay any Distributor or Service Agent for any expenses not previously reimbursed by the Company. However, nothing herein shall prevent the Fund, in the sole discretion of the Company's Board, from reimbursing all or any portion of such unreimbursed amounts.


(e) Nothing in this Class B Plan shall require the Distributor or any Service Agent to pay any expenses of the Company other than as provided above. The Fund shall be responsible for paying its other expenses, including, but not limited to, expenses relating to the compensation of the directors of the Company who are not affiliated with its investment advisor or any of its Affiliates; advisory and administration fees; payments pursuant to this Class B Plan, including payments to Service Agents; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agents; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to this Class B Plan); shareholders reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses in connection with the execution of portfolio transactions; expenses of shareholders meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses.

(f) Anything herein to the contrary notwithstanding, the Distributor and any assignee or third-party seeking payment of the Distribution Fee, the Service Agent Fee or any other amounts by reason of reimbursement or indemnity in connection with the Plan shall have the right to payment thereof only from the assets of the Fund.

4.   Additional Payments by Advisor and the Distributor

The Fund's investment advisor and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover additional costs of additional distribution and/or shareholder servicing activities.

5.   Approval by Directors

Neither this Class B Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board and
(b) those directors of the Company who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Class B Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Class B Plan and the related agreements.

6.   Approval by Shareholders

This Class B Plan shall not take effect with respect to the Fund, and no fee will be payable in accordance with Section 1 hereof, until this Class B Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. For the purposes of this Class B Plan, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.


7.   Continuance of the Plan

This Class B Plan will continue in effect from year to year so long as its continuance is specifically approved annually by vote of the Board in the manner described in Section 5 above.

8.   Termination

This Class B Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors in the manner described in
Section 5 hereof or by a vote of a majority of the outstanding voting securities of the Fund in the manner described in Section 6 hereof.

9.   Amendments

This Class B Plan may not be amended to increase materially the amount of the fees payable hereunder, as described in Section 1 and Section 2, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund in the manner described in Section 6 hereof, and all material amendments to this Class B Plan must also be approved by the Board in the manner described in Section 5 hereof.

10.  Selection of Certain Directors

While this Class B Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Fund will be committed to the discretion of the directors then in office who are not interested persons of the Fund.

11.  Written Reports

In each year during which this Class B Plan remains in effect, the Distributor and any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Class B Plan or any related agreement will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Class B Plan and the purposes for which those expenditures were made.

12.  Preservation of Materials

The Company will preserve copies of this Class B Plan, any agreement relating to this Class B Plan and any report made pursuant to Section 11 hereof, for a period of not less than six years (the first two years in an easily accessible place) from the date of said Plan, agreement or report.


13.  Meaning of Certain Terms

As used in this Class B Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.


Exhibit (m)(6)


CENTURION COUNSEL FUNDS, INC.

CLASS C SHARE

PLAN OF DISTRIBUTION

DATED AUGUST 1, 1994

This Class C Share Plan of Distribution (the "Class C Plan"), relates to the Class C shares of each designated series of common stock (a "Fund") of Centurion Counsel Funds, Inc. a Minnesota corporation (the "Company") which has duly adopted this Class C Plan pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act").

1.	Compensation of Distributor

The Company is obligated to pay the principal underwriter of the Fund's shares (the "Distributor") a total fee (the "Distribution Fee") in connection with distribution related services provided in respect to the Fund, calculated and payable quarterly, at an annual rate of up to 0.75% average daily net assets of the Fund attributable to the Class C shares as determined in accordance with the Company's Articles of Incorporation. The actual amount of the Distribution Fee payable to the Distributor shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Distributor. The Distributor may enter into selling agreements with one or more other broker-dealers (the "Selling Agents") under which such agents may receive compensation for sales distribution support services from the Distributor, including but not limited to, commissions or other payments to such agents based on the average daily net assets of the Fund shares attributable to them. Services provided by Selling Agents in exchange for commissions and other payments to selling agents are the principal sales support services provided to the Fund.
The Distributor may retain any portion of the Distribution Fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

2.	Engagement and Compensation of Service Agents


The Company may enter into servicing agreements with one or more shareholder servicing agents (the "Service Agents"), including the Distributor or its affiliates. Under such agreements, the Service Agents shall provide shareholder liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares. In addition, such Service Agents shall provide such other services as the Company or the Fund's shareholders may reasonably request.
For their services, the Company may pay a Service Agent a fee (the "Service Agent Fee"), calculated and payable quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares as determined in accordance with the Company's Articles of Incorporation, owned by investors with whom the Service Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Service Agent under applicable laws, regulations or rules, whichever is less. The actual amount of the Service Agent Fee paid shall be determined, within the foregoing limits, from time to time by mutual agreement between the Company and the Service Agent.

3.	Expenses Covered by the Plan

(a)	The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its registered representatives and agents and to other broker- dealers in respect of sales of the Fund's shares and to pay for advertising and/or promotional expenses in connection with the distribution of the Fund's shares ("Distribution Expenses"). Distribution Expenses include, by way of example but not by way of limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the Distributor related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

(b)	The Service Agent Fee may be used by a Service Agent to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation may be paid by the Service Agent to persons, including employees of the Service Agent, and institutions who responded inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or provide other administrative accounting services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

(c)	Payments under this Class C Plan are not tied to or limited by the actual expenses of the Distributor for distribution-related activities or the actual expenses of a Service Agent for its shareholder servicing-related expenses. Thus, such payments may exceed expenses actually incurred by the Distributor or Service Agent. The Company's Board of Directors (the "Board") will evaluate the appropriateness of this Class C Plan and its payments of terms on a continuing basis and in doing so will consider all relevant factors, including expenses born by the Distributor and Service Agent(s) and amounts they receive under this Class C Plan.

(d)	Should the Company terminate or not continue this Class C Plan of
Distribution, the Company shall not be obligated in any way to pay any Distributor or Service Agent for any expenses not previously reimbursed by the Company. However, nothing herein shall prevent the Fund, in the sole discretion of the Board, from reimbursing all or any portion of such unreimbursed amounts.


(e)	Nothing in this Class C Plan shall require the Distributor or any
Service Agent to pay any expenses of the Company other than as provided above. The Company shall be responsible for paying its other expenses, including, but not limited to, expenses relating to the compensation of the directors of the Company who are not affiliated with its investment advisor or any of its Affiliates; advisory and administration fees; payments pursuant to this Class C Plan, including payments to Service Agents; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agents; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to this Class C Plan); shareholders reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses in connection with the execution of portfolio transactions; expenses of shareholders meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses.

(f)	  Anything herein to the contrary notwithstanding, the Distributor and any assignee or third-party seeking payment of the Distribution Fee, the Service Agent Fee, or any other amounts by reason of reimbursement or indemnity in connection with the Plan shall have the right to payment thereof only from the assets of the Fund.

4.	Additional Payments by Advisor and the Distributor

The Fund's investment advisor and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover additional costs of additional distribution and/or shareholder servicing activities.

5.	Approval by Directors

Neither this Class C Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board and (b) those directors of the Company who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Class C Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Class C Plan and the related agreements.

6.	Approval by Shareholders

This Class C Plan shall take effect with respect to the Fund, and no fee will be payable in accordance with Section 1 hereof, until this Class C Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. For the purposes of this Class C Plan, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.


7.	Continuance of the Plan

This Class C Plan will continue in effect from year to year so long as its continuance is specifically approved annually by vote of the Board in the manner described in Section 5 above.

8.	Termination

This Class C Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors in the manner described in Section 5 hereof or by a vote of a majority of the outstanding voting securities of the Fund in the manner described in Section 6 hereof.

9.	Amendments

This Class C Plan may not be amended to increase materially the amount of the fees payable hereunder, as described in Section 1 and Section 2, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund in the manner described in Section 6 hereof, and all material amendments to this Class C Plan must also be approved by the Board Directors in the manner described in Section 5 hereof.

10.	Selection of Certain Directors

While this Class C Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Fund will be committed to the discretion of the directors then in office who are not interested persons of the Fund.

11.	Written Reports

In each year during which this Class C Plan remains in effect, the Distributor and any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Class C Plan or any related agreement will prepare and furnish to the Fund's Board of Directors, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Class C Plan and the purposes for which those expenditures were made.

12.	Preservation of Materials

The Company will preserve copies of this Class C Plan, any agreement relating to this Class C Plan and any report made pursuant to Section 11 hereof, for a period of not less than six years (the first two years in an easily accessible place) from the date of said Plan, agreement or report.


13.	Meaning of Certain Terms

As used in this Class C Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.


Exhibit (m)(7)

CENTURION COUNSEL GROWTH FUND SERIES
ADOPTION OF PLAN OF DISTRIBUTION
FOR
CLASS A SHARES

Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company") hereby adopts the Class A Share Plan of Distribution dated January 1, 1996 (the "Class A Plan") in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to its series of common stock designated the Centurion Counsel Growth Fund Series (the "Fund").

The Company's adoption of the Class A Plan shall be effective for the Fund on ____________, 1999 (the "Effective Date").

The Class A Plan has been duly adopted and approved by the Board and by the Shareholders of the Fund as required by Section 5 and Section 6, respectively, of the Class A Plan.

IN WITNESS WHEREOF, the undersigned, the Secretary of the Company hereby certifies that the foregoing is a true and correct copy of the Class A Plan, as amended, as last approved by the Shareholders of the Fund in the manner described in Section 4 of said Plan and the Board in the manner described in Section 5 of said Plan.




Mary R. Limoges


Exhibit (m)(8)


CENTURION COUNSEL GROWTH FUND SERIES
ADOPTION OF PLAN OF DISTRIBUTION
FOR
CLASS B SHARES

Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company") hereby adopts the Class B Share Plan of Distribution dated January 1, 1996 (the "Class B Plan") in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to its series of common stock designated the Centurion Counsel Growth Fund Series (the "Fund").

The Company's adoption of the Class B Plan shall be effective for the Fund on ____________, 1999 (the "Effective Date").

The Class B Plan has been duly adopted and approved by the Board and by the Shareholders of the Fund as required by Section 5 and Section 6, respectively, of the Class B Plan.

IN WITNESS WHEREOF, the undersigned, the Secretary of the Company hereby certifies that the foregoing is a true and correct copy of the Class B Plan, as amended, as last approved by the Shareholders of the Fund in the manner described in Section 4 of said Plan and the Board in the manner described in Section 5 of said Plan.




Mary R. Limoges


Exhibit (m)(9)

CENTURION COUNSEL GROWTH FUND SERIES
ADOPTION OF PLAN OF DISTRIBUTION
FOR
CLASS C SHARES

Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company") hereby adopts the Class C Share Plan of Distribution dated August 1, 1994 (the "Class C Plan") in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to its series of common stock designated the Centurion Counsel Growth Fund Series (the "Fund").

The Company's adoption of the Class C Plan shall be effective for the Fund on ____________, 1999 (the "Effective Date").

The Class C Plan has been duly adopted and approved by the Board and by the Shareholders of the Fund as required by Section 5 and Section 6, respectively, of the Class C Plan.

IN WITNESS WHEREOF, the undersigned, the Secretary of the Company hereby certifies that the foregoing is a true and correct copy of the Class C Plan, as amended, as last approved by the Shareholders of the Fund in the manner described in Section 4 of said Plan and the Board in the manner described in Section 5 of said Plan.




Mary R. Limoges


Exhibit (m)(10)

CENTURION COUNSEL REAL ESTATE FUND SERIES
ADOPTION OF PLAN OF DISTRIBUTION
FOR
CLASS A SHARES

Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company") hereby adopts the Class A Share Plan of Distribution dated January 1, 1996 (the "Class A Plan") in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to its series of common stock designated the Centurion Counsel Real Estate Fund Series (the "Fund").

The Company's adoption of the Class A Plan shall be effective for the Fund on ____________, 1999 (the "Effective Date").

The Class A Plan has been duly adopted and approved by the Board and by the Shareholders of the Fund as required by Section 5 and Section 6, respectively, of the Class A Plan.

IN WITNESS WHEREOF, the undersigned, the Secretary of the Company hereby certifies that the foregoing is a true and correct copy of the Class A Plan, as amended, as last approved by the Shareholders of the Fund in the manner described in Section 4 of said Plan and the Board in the manner described in Section 5 of said Plan.




Mary R. Limoges



Exhibit (m)(11)

CENTURION COUNSEL REAL ESTATE FUND SERIES
ADOPTION OF PLAN OF DISTRIBUTION
FOR
CLASS B SHARES

Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company") hereby adopts the Class B Share Plan of Distribution dated January 1, 1996 (the "Class B Plan") in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to its series of common stock designated the Centurion Counsel Real Estate Fund Series (the "Fund").

The Company's adoption of the Class B Plan shall be effective for the Fund on ____________, 1999 (the "Effective Date").

The Class B Plan has been duly adopted and approved by the Board and by the Shareholders of the Fund as required by Section 5 and Section 6, respectively, of the Class B Plan.

IN WITNESS WHEREOF, the undersigned, the Secretary of the Company hereby certifies that the foregoing is a true and correct copy of the Class B Plan, as amended, as last approved by the Shareholders of the Fund in the manner described in Section 4 of said Plan and the Board in the manner described in Section 5 of said Plan.




Mary R. Limoges



Exhibit (m)(12)

CENTURION COUNSEL REAL ESTATE FUND SERIES
ADOPTION OF PLAN OF DISTRIBUTION
FOR
CLASS C SHARES

Centurion Counsel Funds, Inc., a Minnesota corporation (the "Company") hereby adopts the Class C Share Plan of Distribution dated August 1, 1994 (the "Class C Plan") in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to its series of common stock designated the Centurion Counsel Real Estate Fund Series (the "Fund").

The Company's adoption of the Class C Plan shall be effective for the Fund on ____________, 1999 (the "Effective Date").

The Class C Plan has been duly adopted and approved by the Board and by the Shareholders of the Fund as required by Section 5 and Section 6, respectively, of the Class C Plan.

IN WITNESS WHEREOF, the undersigned, the Secretary of the Company hereby certifies that the foregoing is a true and correct copy of the Class C Plan, as amended, as last approved by the Shareholders of the Fund in the manner described in Section 4 of said Plan and the Board in the manner described in Section 5 of said Plan.




Mary R. Limoges